SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549



                                   FORM 8-K



                                CURRENT REPORT

                       Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934



Date  of  Report  (Date  of  Earliest  Event  Reported):  January  8,  1998


                            MONACO FINANCE, INC.
              (Exact Name of Registrant as Specified in Charter)

                   Colorado     0-18819     84-1088131
(State or Other Jurisdiction     (Commission File Number)     (I.R.S. Employer
                             Identification No.)
                              of Incorporation)



                      370 Seventeenth Street, Suite 5060
                               Denver, Colorado 80202
                   (Address of Principal Executive Offices)


Registrant's  Telephone  Number,  Including  Area  Code:        (303) 592-9411


                                    N/A
        (Former Name or  Former Address, if Changed Since Last Report)


Total  number  of  pages  is  170

The  exhibit  index  appears  at  sequential  page  no.  3.

ITEM  5.  OTHER  EVENTS.

     Monaco Finance, Inc. (the "Company") is engaged in the business of acquiring sub-prime installment automobile contracts from new and used car dealerships and also acquires bulk portfolios utilizing its proprietary credit evaluation system. The Company's strategy in acquiring bulk portfolios is to price the purchase of such portfolios based upon risk-adjusted yields using its credit evaluation system.

     In connection with its bulk purchase strategy, the Company entered into an Amended and Restated Asset Purchase Agreement dated as of January 8, 1998 (the "Asset Purchase Agreement"), with Pacific USA Holdings Corp. and certain of its wholly-owned or partially-owned subsidiaries - Pacific Southwest Bank ("PSB"), NAFCO Holding Company LLC ("NAFCO"), Advantage Funding Group, Inc. ("Advantage") and PCF Service, LLC - providing for, among other things, the purchase by the Company of sub-prime automobile loans from NAFCO and Advantage having an unpaid principal balance of approximately $81,115,233 for a purchase price of $77,870,623 of which $73,003,709 was paid in cash. Financing was provided by Daiwa Finance Corporation. The balance of the purchase price, $4,866,914 is payable either in the form of promissory notes or, if regulatory and shareholder approvals are obtained, by the issuance of 2,433,457 shares of the Company's 8% Cumulative Convertible Preferred Stock, Series 1998-1 (the "Preferred Stock") valued at $2.00 per share. Each share of Preferred Stock will be convertible at any time into one-half share of Class A Common Stock, or an aggregate of up to 1,216,728 shares of Class A Common Stock. Thus, the effective cost to Pacific USA of the Class A Common Stock issuable upon conversion of the Preferred Stock will be $4.00 per share.

     As required by the Asset Purchase Agreement, PSB entered into a Loan Loss Reimbursement Agreement whereby it agreed to reimburse the Company for up to 15% of any losses incurred by the Company in connection with the loans acquired from NAFCO and Advantage. In consideration therefor, the Company agreed to pay PSB an amount equal to 2% of the principal amount of the acquired loans in the form of a promissory note or, if regulatory and shareholder approval (the "Approvals") are obtained, in shares of the Company's Class A Common Stock valued at $2.00 per share. This would amount to an aggregate of 811,152 shares of Class A Common Stock.

     Also, the Company may be obligated to make additional payments to NAFCO based on the performance of certain other assets acquired from NAFCO and the results of operations, if any, with loan originators previously associated with NAFCO. If there are any pre-tax earnings associated with these assets and/or operations for calendar years 1998 and 1999, the Company is obligated to pay NAFCO amounts equal to 2- times such pre-tax earnings in the form of promissory notes or, if the Approvals are obtained, in shares of the Company's Class A Common Stock valued at the average daily closing price of such stock on the Nasdaq Stock Market for the last ten days of such calendar year. The number of shares of Class A Common Stock which the Company may be required to issue to NAFCO pursuant to these agreements cannot be determined at present. The shares of Preferred Stock and the shares of Class A Common Stock issuable in connection with the Asset Purchase Agreement are collectively referred to herein as the "Transaction Shares."

     The Company filed the required documents under the Hart-Scott-Rodino Act ("HSR Act") on January ___, 1998, and, as of the date hereof, has not received any response. The date on which either the promissory notes or the Transaction Shares will be issued is the first business day following: (i) the day both Approvals have been obtained; (ii) if HSR Act approval is not obtained, the later of the date of HSR Act denial or shareholder approval; or (iii) if shareholder approval is not obtained, the date of the shareholder meeting.

Pacific USA beneficially owns and has the right to vote shares of the Company's Class A and Class B Common Stock having 48.3% of the combined voting power of the Common Stock. Management is informed that Pacific USA intends to cast all of its votes in favor of approval of the issuance of the Transaction Shares. If such issuance is approved and consummated, Pacific USA or its affiliates will own of record 2,311,152 shares of Class A Common Stock (28.8% of that class) and will be able to exercise approximately 51.8% of the combined voting power of the Class A and Class B Common Stock.

 .
ITEM  7.  FINANCIAL  STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c)          Exhibits.

10.63 Amended and Restated Asset Purchase Agreement dated January 8, 1998, by and among the Company, Pacific USA Holdings Corp., and certain of its wholly-owned or partially-owned subsidiaries.
10.64 Loan Purchase Agreement dated January 8, 1998 among Advantage Funding Group, Inc., a Delaware corporation, the Company, Pacific USA Holdings Corp., a Texas corporation, and Pacific Southwest Bank, a federal savings bank.
10.65 Loan Loss Reimbursement Agreement dated January 8, 1998. between, on the one hand, Pacific Southwest Bank, a federally chartered savings bank, NAFCO Holding Company, LLC, a Delaware limited liability company, and Advantage Funding Group, Inc., a Delaware corporation, and, on the other hand, the Company.
10.66 Loan Purchase Agreement dated January 8, 1998 among NAFCO Holding Company, L.L.C., a Delaware limited liability company, the Company, Pacific USA Holdings Corp., a Texas corporation, and Pacific Southwest Bank, a federal savings bank.
10.67 Interim Servicing Agreement dated as of January 8, 1998, between, on the one hand, the Company and, on the other hand, Advantage Funding Group, Inc., a Delaware corporation, Pacific USA Holdings Corp., a Texas corporation, and Pacific Southwest Bank, a federally chartered savings bank.
10.68 Interim Servicing Agreement dated as of January 8, 1998, between, on the one hand, the Company and, on the other hand, NAFCO Holding Company, LLC, a Delaware limited liability company, Pacific USA Holdings Corp., a Texas corporation, and Pacific Southwest Bank, a federally chartered savings bank.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


     MONACO  FINANCE,  INC.



Date:          January  23,  1998     By:     /s/ Irwin L. Sandler
               Irwin  L.  Sandler
               Executive  Vice  President

                                EXHIBIT 10.63
                             AMENDED AND RESTATED
                           ASSET PURCHASE AGREEMENT

     This AMENDED AND RESTATED ASSET PURCHASE AGREEMENT (this "Agreement"), dated as of January 8, 1998, is entered into among Monaco Finance, Inc., a Colorado corporation ("Monaco"), Pacific USA Holdings Corp., a Texas corporation ("Pacific USA"), Pacific Southwest Bank, a federally chartered savings bank ("PSB"), NAFCO Holding Company, LLC, a Delaware limited liability company ("NAFCO"), Advantage Funding Group, Inc., a Delaware corporation ("Advantage"), and PCF Service, LLC, a Delaware limited liability company ("PCF").

     WHEREAS Monaco, Pacific USA, NAFCO, and Advantage have previously entered into that certain Asset Purchase Agreement, dated as of September 30, 1997 (as amended or modified to the date hereof, the "Original Agreement");

     WHEREAS the parties to the Original Agreement desire to amend and restate the Original Agreement in its entirety on the terms and conditions contained herein; and

     WHEREAS, in connection with such amendment and restatement, the parties to the Original Agreement desire to have PSB and PCF become parties to this Agreement, and each of PSB and PCF desires to become a party to this Agreement, on the terms and conditions contained herein;

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


                                  ARTICLE I

                                DEFINITIONS

     1.1 Definitions. In addition to the terms defined elsewhere in this Agreement, the following terms, when used herein, will have the following meanings:

     "Acquired  Loans"  means  the  NAFCO  Loans  and  the  Advantage  Loans.

     "ADA Capital Corporation" means ADA Capital Corporation, a New York corporation.

     "ADA Equity Interest" means one hundred percent (100%) of the equity interests owned by PCF in ADA Capital Corporation.

     "Advantage Loan Purchase Agreement" means a loan purchase agreement, substantially in the form of EXHIBIT A-1 attached hereto, relating to the Advantage Loans among Monaco, Pacific USA, PSB, and Advantage.

     "Advantage Preferred Shares" means the shares of Preferred Stock that may be issued to Advantage (or its designee) pursuant to Section 2.2(b)(ii)(B).

     "Adverse Claim" means a claim of ownership or any lien, security interest, title retention, trust or other charge or encumbrance, or other type of preferential arrangement having the effect of a lien or security interest upon or with respect to any of the properties of a transferring party other than in favor of Monaco.

     "Asset Purchase Documents" means all agreements, documents, and instruments entered into by any of the parties hereto in connection with the transactions contemplated hereby.

     "Auto Loan" means a consumer Automobile loan, including installment sales contracts, arising from the sale of Automobiles.

     "Auto Loan Balance" means, at any time any determination thereof is to be made: (a) the aggregate outstanding principal balance of the Acquired Loans as of the close of business on the Cut-Off Date, determined after deduction of all payments of principal received with respect to the Acquired Loans on or before the close of business on the Cut-Off Date; minus (b) the principal balance (as of the Cut-Off Date) of any Acquired Loans that have been repurchased pursuant to the terms of either of the Loan Purchase Agreements.

     "Automobiles" means new and used automobiles and light trucks (i.e., light duty trucks with a maximum load capacity of 2,000 pounds), the purchase of which the related Obligors financed by Auto Loans.

     "Business Day" means any day, other than a Saturday or a Sunday, or another day on which commercial banks in the States of New York, Colorado, or Texas are required, or authorized by law, to close.

     "Certificate of Designation" means a certificate of designation of Monaco respecting the rights, preferences, privileges, and restrictions pertaining to the Preferred Stock, such certificate of designation to be in the form of EXHIBIT C-1 attached hereto.

     "Class A Common Stock" means the Class A Common Stock of Monaco, par value $.01 per share.

     "Commission"  means  the  Securities  and  Exchange  Commission.

     "Cut-Off  Date"  means  December  19,  1997.

     "Designated NAFCO Operations" means the operations represented by (a) any loan sale agreements that are executed by Monaco during the period beginning on the Closing Date and ending six (6) months following the Closing Date with the prospects who are listed on SCHEDULE A, (b) any loan sale agreements that are executed by Monaco or, if and only if the ADA Equity Interest is assigned to Monaco pursuant to the terms hereof, ADA Capital Corporation during the period beginning on the execution of this Agreement and ending six
(6) months following the Closing Date with NADA associations, including those who are listed in SCHEDULE B, and (c) the Unrestricted Warrants.

     "Determination  Date"  means:    (a)  if  Monaco  receives  the  Monaco
Shareholders' Approval and the parties hereto receive the HSR Approval, the date which is the later to occur of: (i) the HSR Date; and (ii) the Monaco Shareholders' Approval Date; (b) if Monaco receives the Monaco Shareholders' Approval but the parties hereto receive the HSR Denial, the date which is the later to occur of: (i) the HSR Date; and (ii) the Monaco Shareholders' Approval Date; or (c) if Monaco does not receive the Monaco Shareholders' Approval, the Monaco Shareholders' Approval Date.

     "Exchange Act" means the Securities and Exchange Act of 1934, and the rules and regulations promulgated thereunder, as amended.

     "Federal Funds Rate" means, for any day, the rate, per annum (rounded upwards, if necessary, to the nearest 0.01%), equal to the weighted average of the rates of overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers on such day as published by the Federal Reserve Bank of New York on the Business Day immediately following such day; provided that, if the day for which such rate is to be determined is not a Business Day, then the "Federal Funds Rate" for such day shall be such rate on such transactions on the immediately following Business Day as published on the Business Day immediately following such Business Day.

     "HSR Approval" means either: (a) the express written approval by the United States Department of Justice and Federal Trade Commission of the transactions referred to in the HSR Required Filings; or (b) the expiration of all waiting periods respecting the HSR Required Filings without objection by the United States Department of Justice and/or the Federal Trade Commission.

     "HSR Date" means the first Business Day following the date on which the parties hereto have received either the HSR Approval or the HSR Denial.

     "HSR Denial" means the final express denial by the United States Department of Justice and/or the Federal Trade Commission of the transactions referred to in the HSR Required Filings.

     "HSR Required Filings" means all filings required to be made by the parties hereto (or any of them) under the Hart-Scott-Rodino Act with respect to the Stock Issuances.

     "Interest Rate" means, for any date, the rate, per annum, equal to the Federal Funds Rate plus 2.21%.

      Loan Loss Reimbursement Agreement" means a Loan Loss Reimbursement Agreement executed by PSB, NAFCO, and Advantage in favor of Monaco (or its designee) in the form attached hereto as EXHIBIT L-1, together with all exhibits and schedules thereto.
     "Loan Purchase Agreements" means, collectively, the NAFCO Loan Purchase Agreement and the Advantage Loan Purchase Agreement.

     "Monaco/Advantage Note" means a promissory note, substantially in the form of EXHIBIT M-1 attached hereto, evidencing the obligation of Monaco to pay to Advantage (to the extent required by, and in accordance with, Section 2.2(b)(ii)) the balance of the purchase price for the Advantage Loans.

     "Monaco/Advantage Registration Rights Agreement" means a registration rights agreement, substantially in the form of EXHIBIT M-2 attached hereto, between Monaco and Advantage (or its designee).

     "Monaco/ANO Note I" means a promissory note, substantially in the form of EXHIBIT M-1 attached hereto, evidencing the obligation of Monaco to pay to NAFCO or its designee (to the extent required by, and in accordance with, Section 2.2(c)(ii)) an amount equal to two and one-half (2 ) times the Pre-Tax Earnings for such calendar year.

     "Monaco/ANO Note II" means a promissory note, substantially in the form of EXHIBIT M-1 attached hereto, evidencing the obligation of Monaco to pay to NAFCO or its designee (to the extent required by, and in accordance with, Section 2.2(c)(ii)) an amount equal to two and one-half (2 ) times the Pre-Tax Earnings for such calendar year.

     "Monaco/NAFCO Note" means a promissory note, substantially in the form of EXHIBIT M-1 attached hereto, evidencing the obligation of Monaco to pay to NAFCO or its designee (to the extent required by, and in accordance with, Section 2.2(a)(ii)) the balance of the purchase price for the NAFCO Loans.

     "Monaco/NAFCO Registration Rights Agreement" means a registration rights agreement, substantially in the form of EXHIBIT M-3 attached hereto, between Monaco and NAFCO (or its designee).

     "Monaco Pledge Agreement" means a pledge agreement, substantially in the form of EXHIBIT M-4 attached hereto, between Monaco, as pledgor, and PSB, NAFCO, and Advantage (or their respective designees), as secured parties.

     "Monaco/PSB Note" means a promissory note, substantially in the form of EXHIBIT M-1 attached hereto, evidencing the obligation of Monaco to pay to PSB or its designee (to the extent required by, and in accordance with, Section 2.3), an amount equal to two percent (2%) of the Auto Loan Balance as of the Cut-Off Date.

     "Monaco/PSB Registration Rights Agreement" means a registration rights agreement, substantially in the form of EXHIBIT M-5 attached hereto, between Monaco and PSB (or its designee).

     "Monaco Shareholders' Approval" means the approval by the shareholders of Monaco of the Stock Issuances.

     "Monaco Shareholders' Approval Date" means the day which is the first Business Day immediately following the date on which the meeting of the shareholders of Monaco takes place at which Monaco either receives or fails to receive the Monaco Shareholders' Approval.

     "NAFCO Common Shares" means the shares of Class A Common Stock that may be issued to NAFCO (or its designee) pursuant to Sections 2.2(c)(ii) and 2.2(c)(iii).

     "NAFCO Loan Purchase Agreement" means a loan purchase agreement, substantially in the form of EXHIBIT N-1 attached hereto, relating to the NAFCO Loans among Monaco, Pacific USA, PSB, and NAFCO.

     "NAFCO Loan Originators" means any originator who is party to a loan sale agreement described in clause (a) or (b) of the definition of "Designated NAFCO Operations" herein.

     "NAFCO Preferred Shares" means the shares of Preferred Stock that may be issued to NAFCO (or its designee) pursuant to Section 2.2(a)(ii)(A).

     "NAFCO Shares" means, collectively, the NAFCO Common Shares and the NAFCO Preferred Shares.

     "NASDAQ"  means  the  Nasdaq  National  Market  System.

     "Obligor" means, with respect to any Auto Loan, the Person primarily obligated to make payments in respect thereto.

     "Person" means an individual, partnership, corporation (including a business trust), joint stock company, limited liability company, trust, association, joint venture, governmental authority or any other entity of whatever nature.

     "Post-Closing Loans" means Auto Loans purchased by Monaco or its affiliates from NAFCO Loan Originators subsequent to the Closing Date.

     "Preferred Stock" means non-voting, no par value 8% Cumulative Convertible Preferred Stock, Series 1997-1 of Monaco, having the rights, preferences, privileges, and restrictions set forth in the Certificate of Designation.

     "Pre-Tax Earnings" means for any calendar year during the Pricing Period, the aggregate of the net income of the Designated NAFCO Operations determined in accordance with generally accepted accounting principles and based on audited financial statements of Monaco, except that solely for purposes of calculation of such amount, (a) there shall be excluded any gain or loss constituting federal or state income taxes; (b) no deduction will be made for amortization of goodwill; (c) no deduction will be made for interest on funds advanced by Monaco for the Designated NAFCO Operations; (d) no deduction shall be made for corporate assessments, overhead or charges by Monaco or any of its affiliates, except for loan origination costs and servicing costs as more fully set out below; (e) revenue shall include interest and fee income on Post-Closing Loans, less any losses of principal as a result of defaulted contracts, net of recoveries thereof, in excess of the loan loss reserve for such loans, gain on sale attributable to securitizations of Post-Closing Loans, subject to adjustment, if any, for future loss on the Post-Closing Loans; (f) only if Monaco has effected an off-balance sheet securitization of at least $30 million in principal amount of automobile loans primarily consisting of automobile loans acquired in the ordinary course of its business (i.e., automobile loans that were not acquired by Monaco in bulk loan purchase transactions involving the purchase of multiple automobile loans in a single transaction) there shall be included as net income an amount equal to the product of the principal balance of any Post-Closing Loans which have not been securitized as of December 31, 1999 multiplied by the pre-tax gain on sale on Monaco's most recent securitization transaction (expressed as a percentage of the principal balance of the automobile loans included in such securitization), and excess servicing income, if any, relating to the Post-Closing Loans, (g) direct expenses related to each revenue stream referred to in (e) and (f) of this sentence will be deducted from gross revenue to determine the earnings contribution of each revenue stream, such direct expenses to consist of interest incurred by Monaco to acquire and warehouse such loans, a one time application fee of $20 for each Post-Closing Loan of the Designated NAFCO Operations; a one time loan boarding fee of $200 for credit, underwriting, and funding; and a monthly fee of 250 basis points per annum on the average loans outstanding for servicing collection operations for each Post-Closing Loan serviced by Monaco. Computations of gains-on-sales with respect to securitizations shall be computed by Monaco and certified by its outside auditors.

     "Pricing Period" means the period of January 1, 1998 through December 31, 1999.

     "PSB Shares" means the shares of Class A Common Stock that may be issued to PSB or its designee pursuant to Section 2.3.

     "Related  Party"  means any of Pacific USA, PSB, NAFCO, Advantage, and/or
PCF.

     "Reimbursement Value" means an amount equivalent to two percent (2%)of the Auto Loan Balance as of the Cut-Off Date. For example, if the Auto Loan Balance on the Cut-Off Date is $100 million, the Reimbursement Value is 2% x $100 million, or $2 million.

     "Restricted Warrants" means those Warrants with respect to which there exist restrictions on transfer to a third Person (including Monaco) that have not been waived or rendered ineffective or inapplicable (by operation of law or otherwise) in connection with the transfer of such Warrants to Monaco as contemplated hereby, all of which, as of the Closing Date, are scheduled on SCHEDULE R-1 attached hereto, which SCHEDULE R-1 also sets forth all restrictions on the transfer of same.

     "Securities Act" means the Securities Act of 1933, and the rules and regulations promulgated thereunder, as amended.

     "Stock Issuances" means the issuance by Monaco of all of the Transaction Shares at the respective times contemplated by the terms of this Agreement.

     "Transaction" means, collectively, all of the transactions contemplated hereby.

     "Transaction Shares" means, collectively, the Advantage Preferred Shares, the NAFCO Shares, and the PSB Shares.

     "Unrestricted Warrants" means all Warrants, other than Restricted Warrants, that have been sold, assigned, transferred and conveyed to Monaco as contemplated hereby, all of which, as of the Closing Date, are scheduled on SCHEDULE U-1 attached hereto.

     "Warrants" means, collectively, the stock and/or warrants held by NAFCO or PCF in NAFCO Loan Originators, including the ADA Equity Interest.


                              ARTICLE 2  ARTICLE

     PURCHASE AND SALE OF THE ASSETS PURCHASE AND SALE OF THE ASSETS

     2.1          Sale  and  Purchase  of  Assets.

     (a)          NAFCO Loans.   Subject to the terms and conditions of this
Agreement and the NAFCO Loan Purchase Agreement, NAFCO hereby agrees to sell, convey, assign, transfer and deliver to Monaco on the Closing Date, and Monaco hereby agrees to acquire, buy and accept, all of NAFCO's rights, title and interest in and to all of the Auto Loans set forth on SCHEDULE 2.1(A) attached hereto, which Auto Loans: (i) as of the Cut-Off Date, are not more than fifty-nine (59) days past due with respect to any regularly scheduled monthly payment from any Obligor thereon; and (ii) shall be listed on the "Auto Loan Schedule" attached to the NAFCO Loan Purchase Agreement (such Auto Loans are collectively referred to herein as the "NAFCO Loans").

     (b) Advantage Loans. Subject to the terms and conditions of this Agreement and the Advantage Loan Purchase Agreement, Advantage hereby agrees to sell, convey, assign, transfer, and deliver to Monaco, and Monaco hereby agrees to acquire, buy and accept, all of Advantage's rights, title, and interest in and to the Auto Loans set forth on SCHEDULE 2.1(B) attached hereto, which Auto Loans: (i) as of the Cut-Off Date, are not more than fifty-nine (59) days past due with respect to any regularly scheduled monthly payment from any Obligor thereon; and (ii) shall be listed on the "Auto Loan Schedule" attached to the Advantage Loan Purchase Agreement (such Auto Loans are collectively referred to herein as the "Advantage Loans").

     (c)          Warrants.      Subject to the terms and conditions of this
Agreement, PCF hereby agrees to sell, convey, assign, transfer and deliver to Monaco on the Closing Date, and Monaco hereby agrees to acquire, buy and accept, all of PCF's rights, title and interest in and to all of the Warrants; provided that, if, as of the Closing Date, there exist any Restricted Warrants, each of NAFCO and PCF shall, from and after the Closing Date, use its best efforts to cause the transfer of such Restricted Warrants to Monaco in compliance with the applicable restrictions; provided further that PCF shall not be deemed to have sold or transferred any Restricted Warrant(s) until such time, if any, as such Restricted Warrant(s) become(s) Unrestricted Warrant(s).

     2.2 Purchase Price. Subject to the terms and conditions of this Agreement and the Loan Purchase Agreements:

     (a) NAFCO Loans. The purchase price payable by Monaco to NAFCO for the NAFCO Loans shall be 96% of the outstanding principal balance of the NAFCO Loans as of the Cut-Off Date, plus accrued and unpaid interest on each NAFCO Loan through the Cut-Off Date, plus interest as provided in Section 2.2(a)(i), payable as follows:

     (i) an amount equal to (A) 90% of the outstanding principal balance of the NAFCO Loans as of the Cut-Off Date, plus (B) accrued and unpaid interest on each NAFCO Loan through the Cut-Off Date, plus (C) interest on the foregoing amounts from the Cut-Off Date to the Closing Date at the Interest Rate, shall be payable in cash on the Closing Date; and

     (ii) the balance of the purchase price for the NAFCO Loans shall be payable by the issuance by Monaco to NAFCO (or its designee) on the
Determination  Date  of:    (A)  if  Monaco  does  not  receive  the  Monaco
Shareholders' Approval or the parties hereto receive the HSR Denial, the Monaco/NAFCO Note; or (B) if Monaco receives the Monaco Shareholders' Approval and the parties hereto receive the HSR Approval, that number of shares of fully paid and non-assessable Preferred Stock equal to 6% of the outstanding principal balance of the NAFCO Loans as of the Cut-Off Date, divided by $2.00.

     (b) Advantage Loans. The purchase price payable by Monaco to Advantage for the Advantage Loans shall be 96% of the outstanding principal balance of the Advantage Loans as of the Cut-Off Date, plus accrued and unpaid interest on each Advantage Loan through the Cut-Off Date, plus interest as provided in Section 2.2(b)(i), payable as follows:

     (i) an amount equal to (A) 90% of the outstanding principal balance of the Advantage Loans as of the Cut-Off Date, plus (B) accrued and unpaid interest on each Advantage Loan through the Cut-Off Date, plus (C) interest on the foregoing amounts from the Cut-Off Date to the Closing Date at the Interest Rate, shall be payable in cash on the Closing Date; and

     (ii) the balance of the purchase price for the Advantage Loans shall be payable by the issuance by Monaco to Advantage (or its designee) on the
Determination  Date  of:    (A)  if  Monaco  does  not  receive  the  Monaco
Shareholders' Approval or the parties hereto receive the HSR Denial, the Monaco/Advantage Note; or (B) if Monaco receives the Monaco Shareholders' Approval and the parties hereto receive the HSR Approval, that number of shares of fully paid and non-assessable Preferred Stock equal to 6% of the outstanding principal balance of the Advantage Loans as of the Cut-Off Date, divided by $2.00.

     (c)        Additional Payments in Respect of Designated NAFCO Operations.

     (i) For the period commencing on the Closing Date and ending December 31, 1999, Monaco will maintain a separate book of accounts for the Designated NAFCO Operations to determine the Pre-Tax Earnings of the Designated NAFCO Operations during each calendar year of the Pricing Period.

     (ii)      If (y) any Warrants have been transferred to Monaco pursuant to
Section  2.1(c) and/or any loan sale agreements referred to in clauses (a) and
(b) of the definition of "Designated NAFCO Operations" contained herein have been entered into between the Closing Date and the date which is six months thereafter and (z) there are any Pre-Tax Earnings from the Designated NAFCO Operations for the 1998 calendar year, Monaco will issue to NAFCO or its designee, on or before April 15, 1999: (A) if Monaco shall have received the Monaco Shareholders' Approval and the parties hereto shall have received the HSR Approval, that number of shares of Class A Common Stock equal to (1) two and one/half (2 ) times the Pre-Tax Earnings for such calendar year, divided by (2) the average of the daily closing sales price (or the last reported closing sales price if on any trading day there shall have been no transactions in such stock) per share of the Class A Common Stock listed on the NASDAQ on the ten trading days immediately preceding January 1, 1999; or
(B) if Monaco shall not have received the Monaco Shareholders' Approval or the parties hereto shall have received the HSR Denial, the Monaco/ANO Note I.

     (iii)     If (y) any Warrants have been transferred to Monaco pursuant to
Section  2.1(c) and/or any loan sale agreements referred to in clauses (a) and
(b) of the definition of "Designated NAFCO Operations" contained herein have been entered into between the Closing Date and the date which is six months thereafter and (z) there are any Pre-Tax Earnings from the Designated NAFCO Operations for the 1999 calendar year, Monaco will issue to NAFCO or its designee, on or before April 15, 2000: (A) if Monaco shall have received the Monaco Shareholders' Approval and the parties hereto shall have received the HSR Approval, that number of shares of Class A Common Stock equal to (x) two and one/half (2 ) times the Pre-Tax Earnings for such calendar year, divided by (y) the average of the daily closing sales price (or the last reported closing sales price if on any trading day there shall have been no transactions in such stock) per share of the Class A Common Stock listed on the NASDAQ on the ten trading days immediately preceding January 1, 2000; or
(B) if Monaco shall not have received the Monaco Shareholders' Approval or the parties hereto shall have received the HSR Denial, the Monaco/ANO Note II.

     2.3 Loan Loss Reimbursement. PSB, a wholly owned subsidiary of Pacific USA, NAFCO, and Advantage shall execute the Loan Loss Reimbursement Agreement in favor of Monaco on the Closing Date. As consideration for such Loan Loss Reimbursement Agreement, on the Determination Date: (a) if Monaco shall have received the Monaco Shareholders' Approval and the parties hereto shall have received the HSR Approval, then Monaco shall issue to and in the name of PSB or its designee one share of Class A Common Stock for each $2.00 of Reimbursement Value; or (b) if Monaco shall not have received the Monaco Shareholders' Approval or the parties hereto shall have received the HSR Denial, then Monaco shall issue to PSB or its designee the Monaco/PSB Note.


                                  ARTICLE 3

                                  CLOSING

     3.1          Time,  Date  and  Place  of  Closing.   The closing of the
Transaction (other than that portion of the Transaction consisting of the Stock Issuances) and the deliveries required by Sections 3.5 through 3.9 (collectively, the "Closing"), shall be made at the offices of Andrews & Kurth L.L.P., 1717 Main Street, Suite 3700, Dallas, Texas 75201, at 10:00 a.m. (Texas time), on January 8, 1998, or at such other place and time as the parties hereto shall mutually agree (the "Closing Date").

     3.2          Closing;  Failed  Closing.

     (a) The Closing shall be subject to the satisfaction of all of the conditions set forth in this Article III (to the extent not waived in
accordance  with  Section  7.5).    The  Closing shall not be deemed to have
occurred unless and until all of the conditions contained in this Article III have been satisfied (or waived in accordance with Section 7.5).

     (b) If the Closing does not occur for any reason on or before January 10, 1998, then the parties shall have no further obligations or liabilities to each other under this Agreement or any of the other agreements, documents, or instruments executed in connection herewith.

     3.3       Conditions Relating to Pacific USA, PSB, NAFCO, Advantage, and
PCF.   Consummation by each of Pacific USA, PSB, NAFCO, Advantage, and PCF of the Transaction is subject to the fulfillment on or before the Closing Date of each of the following conditions, any one or more of which may be waived in whole or in part in accordance with Section 7.5 (and, at or prior to the Closing, any of such parties may obtain a certificate of the President of Monaco or such other evidence as it deems advisable as to the fulfillment of the conditions in subparagraphs (a) through (c) below to the extent such conditions relate to Monaco):

     (a) The representations and warranties of Monaco con-tained in this Agreement or in any certificate, schedule, exhibit or other agreement delivered pursuant to the provisions of this Agreement shall be true in all material respects as of the date when made

     (b) Monaco shall have performed and complied in all material respects with all covenants, agree-ments and conditions required by this Agreement to be performed or complied with by it on or before the Closing Date.

     (c) On the Closing Date there shall be no judgment, decree, injunction, ruling or order of any court or governmental authority outstanding against Monaco, Pacific USA, PSB, NAFCO, Advantage, or PCF which prohibits, restricts or delays consumma-tion of the Transaction.

     (d) Pacific USA and NAFCO shall have terminated any employment contracts relating to NAFCO employees that have not been assumed by Monaco, on terms satisfactory to Pacific USA and NAFCO.

     (e) Monaco shall have obtained a commitment for financing of the purchase of the Acquired Loans, in form and content acceptable to Pacific USA, NAFCO and Advantage.

     (f) NAFCO shall have received the consent of its members to the Transaction.

     3.4 Conditions Relating to Monaco. Consummation by Monaco of the Transaction is subject to the fulfillment on or prior to the Closing Date of each of the following conditions, any one or more of which may be waived in whole or in part by Monaco in accordance with Section 7.5 (and, at or prior to the Closing, Monaco may obtain a certificate of the President of Pacific USA, PSB, NAFCO, Advantage, or PCF, as the case may be, or such other evidence as it deems advisable as to the fulfillment of the following conditions):

     (a) The representations and warranties of Pacific USA, PSB, NAFCO, Advantage, and PCF contained in this Agreement or in any certificate, schedule, exhibit or other agreement delivered pursuant to one or more of the provisions of this Agreement, shall be true in all material respects as of the date when made.

     (b) Pacific USA, PSB, NAFCO, Advantage, and PCF shall have per-formed and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed or complied with by them on or prior to the Closing Date.

     (c) On the Closing Date there shall be no judgment, decree, injunction, ruling or order of any court or governmental authority outstanding against Monaco, Pacific USA, PSB, NAFCO, Advantage, and/or PCF which prohibits, restricts or delays consumma-tion of the Transaction.

     (d) Monaco shall have obtained a commitment for financing of the purchase of the Acquired Loans, in form and content acceptable to Monaco.

     (e) Monaco shall have completed its due diligence and shall be satisfied with the results of its due diligence.

     (f) As of the Cut-Off Date, no more than twelve percent (12%) of the aggregate number of Acquired Loans will be between thirty-one (31) and fifty-nine (59) days past due with respect to any regularly scheduled monthly payment from the related Obligors.

     3.5 Deliveries by Monaco. Monaco hereby covenants and agrees to deliver or cause to be delivered the following on or before the Closing Date, and it shall be a condition to the obligations of Pacific USA, PSB, NAFCO, Advantage and PCF under this Agree-ment that all of the following are delivered on or before the Closing Date:

     (a)          The  NAFCO  Loan  Purchase  Agreement.

     (b)          The  Advantage  Loan  Purchase  Agreement.

     (c) A Servicing Agreement (substantially in the form of EXHIBIT 3.5(C) attached hereto, the "Advantage Servicing Agreement") between Monaco and Advantage, as servicer, pursuant to which Advantage will service the Advantage Loans on an interim basis from the Closing Date through June 30, 1998, at which time Monaco shall assume overall servicing responsibilities.

     (d) A Servicing Agreement (substantially in the form of EXHIBIT 3.5(D) attached hereto, the "NAFCO Servicing Agreement") between Monaco and NAFCO, as servicer, pursuant to which NAFCO will service the NAFCO Loans on an interim basis, from the Closing Date through June 30, 1998, at which time Monaco shall assume overall servicing responsibilities.

     (e)          The  Monaco  Pledge  Agreement.

     (f)          The  Loan  Loss  Reimbursement  Agreement.

     (g) A certificate of the Secretary or an Assistant Secretary of Monaco certifying as to (i) the actions referred to in Section 4.1(b), (ii) a true and correct copy of the Certificate of Incorporation of Monaco, (iii) a good standing certificate with respect to Monaco, dated as of a recent date, and (iv) the authorization and incumbency of the officers of Monaco that executed this Agreement and the other agreements, instruments and certificates to be delivered by Monaco pursuant to this Agreement.

     (h) The opinion of counsel for Monaco, in the form agreed to between Monaco's counsel, Pacific USA, PSB, NAFCO, Advantage, and PCF.

     3.6 Deliveries by NAFCO. NAFCO hereby covenants and agrees to deliver or cause to be delivered the following on or before the Closing Date, subject to the other terms and conditions of this Agreement, and it shall be a condition to Monaco's obligations under this Agreement that all of the following are delivered on or before the Closing Date:

(a)          The  NAFCO  Loan  Purchase  Agreement.

     (b)          The  NAFCO  Servicing  Agreement.

     (c) The Loan Loss Reimbursement Agreement and the "Letters of Credit" (as that term is defined in the Loan Loss Reimbursement Agreement).

     (d)          The  Monaco  Pledge  Agreement.

     (e) A certificate of the Secretary or an Assistant Secretary of NAFCO certifying as to (i) the actions referred to in Section 4.3(b), (ii) a true and correct copy of the Certificate of Formation of NAFCO, and (iii) the authorization and incumbency of the officers of NAFCO that executed this Agreement and the other agreements, instruments and certificates to be delivered by NAFCO pursuant to this Agreement.

     (f) A good standing certificate with respect to NAFCO, dated as of a recent date.

     (g) The opinion of counsel for NAFCO, in the form agreed to between Monaco and NAFCO.

     3.7 Deliveries by Advantage. Advantage hereby covenants and agrees to deliver or cause to be delivered the following on or before the Closing Date, subject to the other terms and conditions of this Agreement, and it shall be a condition to Monaco's obligations under this Agreement that all of the following are delivered on or before the Closing Date:

     (a)          The  Advantage  Loan  Purchase  Agreement.

     (b)          The  Advantage  Servicing  Agreement.

     (c) The Loan Loss Reimbursement Agreement and the "Letters of Credit" (as that term is defined in the Loan Loss Reimbursement Agreement).

     (d)          The  Monaco  Pledge  Agreement.

     (e) The certificate of the Secretary or an Assistant Secretary of Advantage certifying as to (i) the actions referred to in Section 4.4(b),
(ii) a true and correct copy of the Certificate of Incorporation of Advantage, and (iii) the authorization and incumbency of the officers of Advantage that executed this Agreement and the other agreements, instruments and certificates to be delivered by Advantage pursuant to this Agreement.

     (f) A good standing certificate with respect to Advantage, dated as of a recent date.

     (g) The opinion of counsel for Advantage, in the form agreed to between Advantage's counsel and Monaco.

     3.8 Deliveries by Pacific USA. Pacific USA hereby covenants and agrees to deliver or cause to be delivered the following on or before the Closing Date, subject to the other terms and conditions of this Agreement, and it shall be a condition to Monaco's obligations under this Agreement that all of the following are delivered on or before the Closing Date:

     (a)          The  Loan  Purchase  Agreements.
     (b) A certificate of the Secretary or an Assistant Secretary of Pacific USA certifying as to (i) the actions referred to in Section 4.2(b),
(ii) a true and correct copy of the Certificate of Incorporation of Pacific USA, and (iii) the authorization and incumbency of the officers of Pacific USA that executed this Agreement and the other agreements, instruments and certificates to be delivered by Pacific USA pursuant to this Agreement.

     (c) A good standing certificate with respect to Pacific USA, dated as of a recent date.

     (d) The opinion of counsel for Pacific USA, in the form agreed to between Pacific USA's counsel and Monaco.

     3.9 Deliveries by PSB. PSB hereby covenants and agrees to deliver or cause to be delivered the following on or before the Closing Date, subject to the other terms and conditions of this Agreement, and it shall be a condition to Monaco's obligations under this Agreement that all of the following are delivered on or before the Closing Date:

     (a)          The  Loan  Purchase  Agreements.

     (b) The Loan Loss Reimbursement Agreement and the "Letters of Credit" (as that term is defined in the Loan Loss Reimbursement Agreement).

     (c)          The  Monaco  Pledge  Agreement.

     (d) A certificate of the Secretary or an Assistant Secretary of PSB certifying as to (i) the actions referred to in Section 4.5(b), (ii) a true and correct copy of the Federal Stock Charter of PSB, and (iii) the authorization and incumbency of the officers of PSB that executed this Agreement and the other agreements, instruments and certificates to be delivered by PSB pursuant to this Agreement.

     (e) A good standing certificate with respect to PSB, dated as of a recent date.

     (f) The opinion of counsel for PSB, in the form agreed to between PSB's counsel and Monaco.

     3.10 Deliveries by PCF. PCF hereby covenants and agrees to deliver or cause to be delivered the following on or before the Closing Date, subject to the other terms and conditions of this Agreement, and it shall be a condition to Monaco's obligations under this Agreement that all of the following are delivered on or before the Closing Date:

     (a) A certificate of the Secretary or an Assistant Secretary of PCF certifying as to (i) the actions referred to in Section 4.6(b), (ii) a true and correct copy of the Certificate of Formation of PCF, and (iii) the authorization and incumbency of the officers of PCF that executed this Agreement and the other agreements, instruments and certificates to be delivered by PCF pursuant to this Agreement.

     (b) A good standing certificate with respect to PCF, dated as of a recent date.

     (c) The opinion of counsel for PCF, in the form agreed to between PCF's counsel and Monaco.

                                  ARTICLE IV

                       REPRESENTATIONS AND WARRANTIES

     4.1 Representations and Warranties of Monaco. Monaco hereby represents and warrants to Pacific USA, PSB, NAFCO, Advantage, and PCF (all such representations and warranties being made as of the Closing Date, except as otherwise specifically provided) as follows:

     (a) Organization and Good Standing. Monaco is a corporation duly organized, validly existing and in good standing under the law of the State of Colorado and is qualified to transact business in each State where the nature of its business requires it to qualify, except to the extent that the failure to so qualify would not in the aggregate materially adversely affect the ability of Monaco to perform its obligations hereunder.

     (b) Authorization. Monaco has the power, authority and legal right to execute, deliver and perform under the terms of this Agreement and the execution, delivery and performance of this Agreement has been duly authorized by Monaco by all necessary corporate action.

     (c)          Binding  Obligation.    This  Agreement,  assuming the due
authorization, execution and delivery by the other parties hereto, constitutes a legal, valid and binding obligation of Monaco, enforceable against Monaco in accordance with its terms except that (A) such enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws (whether statutory, regulatory or decisional) now or hereafter in effect relating to creditors' rights generally and (B) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to certain equitable defenses and to the discretion of the court before which any proceeding therefor may be brought, whether a proceeding at law or in equity.

     (d)          No  Violation.    The  consummation  of  the  transactions
contemplated by the fulfillment of the terms of this Agreement will not conflict with, result in any breach of any of the terms and provisions of or constitute (with or without notice, lapse of time or both) a default under the organizational documents or bylaws of Monaco, or any indenture, agreement, mortgage, deed of trust or other instrument to which Monaco is a party or by which it is bound, or in the creation or imposition of any lien upon any of its properties pursuant to the terms of such indenture, agreement, mortgage, deed of trust or other such instrument, or violate any law, or any order, rule or regulation applicable to Monaco of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over Monaco or any of its properties.

     (e) Approvals. All approvals, authorizations, consents, orders or other actions of any person, or of any court, governmental agency or body or official, required in connection with the execution and delivery of this Agreement have been or will be taken or obtained on or prior to the Closing Date.

     (f) Transaction Shares. All of the Transaction Shares have been duly authorized, and upon delivery thereof to NAFCO (or its designee), Advantage (or its designee) and PSB (or its designee) following the receipt by Monaco of the Monaco Shareholders' Approval in accordance with the provisions hereof, shall be validly issued, fully paid and non-assessable, free and clear of all pledges, liens, encumbrances and restrictions, except restrictions on transfer arising under applicable securities laws, rules and regulations.

     (g) Capital Stock. On the date hereof, the authorized capital stock of Monaco consists of 17,750,000 shares of Class A Common Stock, of which 7,140,379 shares are issued and outstanding, 2,250,000 shares of Class B Common Stock, of which 1,311,715 shares are issued and outstanding, and 5,000,000 shares of preferred stock, no par value, of which no shares are issued and outstanding. Monaco shall not issue any shares of preferred stock prior to the Closing Date.

     (h) Securities Laws. Under the circumstances contemplated by this Agreement and assuming the accuracy of the representations of NAFCO, Advantage, and PSB in Sections 4.3(f),and 4.4(f) and 4.5(f), respectively, the offer, issuance, sale and delivery of the Transaction Shares will not, under current laws and regulations, require compliance with the prospectus delivery or registration requirements of the Securities Act.

     (i)          SEC  Filings.   As of the date hereof, Monaco has made all
filings that it is required to make with the Commission under the Exchange Act (the "Company SEC Reports") and will make all such filings as are required in connection with the Transaction. As of their respective dates, the Company SEC Reports did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

     (j)      Private Resale.  Monaco will acquire the Warrants described in
Section 2.1(a)(iii) for investment, and not for the interest of any other person, not for resale to any other person and not with a view to or in connection with any sale or distribution. Monaco acknowledges that the Warrants are "restricted securities" as defined in Rule 144(a)(3) under the Securities Act and subject to substantial restrictions on transfer, and that the certificates representing the Warrants will bear restrictive legends. In addition, Monaco is an "accredited investor" as that term is defined in Rule 501(a) of Regulation D under the Securities Act. Monaco has had access to the books and records of the issuers of the Warrants and has received from such issuers and other sources all information required by it in order to make an informed investment decision with respect to the Warrants.

     (k) No Default or Breach. Monaco is not in default or in breach of any agreement or instrument to which Monaco is a party or by which it is bound, except for defaults or breaches which in the aggregate would not materially hinder or impair the consummation of the Transaction.

     (l) No Misstatement, Etc. Monaco has not made any misstatements of fact or omitted to state any fact necessary or desirable to make complete, accurate, and not misleading every representation or warranty set forth in this Agreement.

     (m) No Brokers. No broker, finder, agent or similar intermediary (other than SPGC, LLC and The Stone Pine Companies) has acted for or on behalf of Monaco in connection with the Transaction, and no such Person (other than SPGC, LLC and The Stone Pine Companies) is or will be entitled to any broker's, finders or similar fee or other commission in connection therewith based on any agreement, arrangement or understanding with Monaco or any action taken by Monaco, and the responsibility to pay any or all of such amounts to SPGC, LLC and/or The Stone Pine Companies is and shall be the sole responsibility of Monaco.

     4.2 Representations and Warranties of Pacific USA. Pacific USA hereby represents and warrants to Monaco (all such representations and warranties being made as of the Closing Date, except as otherwise specifically provided) as follows:

     (a) Organization and Good Standing. Pacific USA is a corporation duly organized, validly existing and in good standing under the laws of the State of Texas and is qualified to transact business in each State where the nature of its business requires it to qualify, except to the extent that the failure to so qualify would not in the aggregate materially adversely affect the ability of Pacific USA to perform its obligations hereunder.

     (b) Authorization. Pacific USA has the power, authority and legal right to execute, deliver and perform under the terms of this Agreement and the execution, delivery and performance of this Agreement has been duly authorized by Pacific USA by all necessary corporate action.

     (c)          Binding  Obligation.    This  Agreement,  assuming  due
authorization, execution and delivery by Monaco, constitutes a legal, valid and binding obligation of Pacific USA, enforceable against Pacific USA in accordance with its terms except that (A) such enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws (whether statutory, regulatory or decisional) now or hereafter in effect relating to creditors' rights generally and (B) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to certain equitable defenses and to the discretion of the court before which any proceeding therefor may be brought, whether a proceeding at law or in equity.

     (d)          No  Violation.    The  consummation  of  the  transactions
contemplated by the fulfillment of the terms of this Agreement will not conflict with, result in any breach of any of the terms and provisions of or constitute (with or without notice, lapse of time or both) a default under the organizational documents or bylaws of Pacific USA, or any indenture, agreement, mortgage, deed of trust or other instrument to which Pacific USA is a party or by which it is bound, or in the creation or imposition of any lien upon any of its properties pursuant to the terms of such indenture, agreement, mortgage, deed of trust or other such instrument, or violate any law, or any order, rule or regulation applicable to Pacific USA of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over Pacific USA or any of its properties.

     (e) Approvals. All approvals, authorizations, consents, orders or other actions of any person, or of any court, governmental agency or body or official, required in connection with the execution and delivery of this Agreement have been or will be taken or obtained on or prior to the Closing Date.

     (f) No Default or Breach. Pacific USA is not in default or in breach of any agreement or instrument to which Pacific USA is a party or by which it is bound, except for defaults or breaches which in the aggregate would not materially hinder or impair the consummation of the Transaction.

     (g)          No  Misstatements,  Etc..    Pacific  USA has not made any
misstatements of fact or omitted to state any fact necessary or desirable to make complete, accurate, and not misleading every representation or warranty set forth in this Agreement.

     (h) No Brokers. No broker, finder, agent or similar intermediary has acted for or on behalf of Pacific USA in connection with the Transaction, and no such Person is or will be entitled to any broker's, finders or similar fee or other commission in connection therewith based on any agreement, arrangement or understanding with Pacific USA or any action taken by Pacific USA.

     (i)          General.    The  NAFCO Loans, the Advantage Loans, and the
Warrants  do  not  constitute  substantially all of the assets of Pacific USA.

     4.3 Representations and Warranties of NAFCO. NAFCO hereby represents and warrants to Monaco (all such representations and warranties being made as of the Closing Date, except as otherwise specifically provided) as follows:

     (a) Organization and Good Standing. NAFCO is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware and is qualified to transact business in each State where the nature of its business requires it to qualify, except to the extent that the failure to so qualify would not in the aggregate materially adversely affect the ability of NAFCO to perform its obligations hereunder.

     (b) Authorization. NAFCO has the power, authority and legal right to execute, deliver and perform under the terms of this Agreement and the
execution,  delivery  and  performance  of  this    Agreement  has  been  duly
authorized  by  NAFCO  by  all  necessary  corporate  action.

     (c)          Binding  Obligation.    This  Agreement,  assuming  due
authorization, execution and delivery by Monaco, constitutes a legal, valid and binding obligation of NAFCO, enforceable against NAFCO in accordance with its terms except that (A) such enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws (whether statutory, regulatory or decisional) now or hereafter in effect relating to creditors' rights generally and (B) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to certain equitable defenses and to the discretion of the court before which any proceeding therefor may be brought, whether a proceeding at law or in equity.

     (d)          No  Violation.    The  consummation  of  the  transactions
contemplated by the fulfillment of the terms of this Agreement will not conflict with, result in any breach of any of the terms and provisions of or constitute (with or without notice, lapse of time or both) a default under the organizational documents or operating agreement of NAFCO, or any indenture, agreement, mortgage, deed of trust or other instrument to which NAFCO is a party or by which it is bound, or in the creation or imposition of any lien upon any of its properties pursuant to the terms of such indenture, agreement, mortgage, deed of trust or other such instrument, or violate any law, or any order, rule or regulation applicable to NAFCO of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over NAFCO or any of its properties.

     (e) Approvals. All approvals, authorizations, consents, orders or other actions of any person, or of any court, governmental agency or body or official, required in connection with the execution and delivery of this Agreement have been or will be taken or obtained on or prior to the Closing Date.

     (f) Private Placement. Except as contemplated by this Agreement, NAFCO and/or its designee will acquire the NAFCO Shares for investment, and not for the interest of any other person, not for resale to any other Person and not with a view to or in connection with any sale or distribution. NAFCO acknowledges, and acknowledges on behalf of any designee of NAFCO, that the NAFCO Shares will be "restricted securities" as defined in Rule 144(a)(3) under the Securities Act and subject to substantial restrictions on transfer, and that the certificates representing the NAFCO Shares will bear restrictive legends. In addition, NAFCO represents and warrants that it is (and that any designee of NAFCO will be) an "accredited investor" as that term is defined in Rule 501(a) of Regulation D under the Securities Act. NAFCO further represents and warrants that it and/or its designee has had access to the books and records of Monaco and has received from Monaco and other sources all information required by it in order to make an informed investment decision with respect to the NAFCO Shares including, without limitation, (i) all reports filed by Monaco with the Commission pursuant to Section 13 under the Securities Exchange Act of 1934, (ii) all annual reports to its shareholders,
(iii) the opportunity to ask questions and receive answers concerning the terms and conditions of the sale of such securities, which questions have been answered to its satisfaction, and (iv) all additional information requested by NAFCO and/or its designee which Monaco possesses or could acquire without unreasonable effort or expense to verify the accuracy of the information furnished to NAFCO and/or its designee, which information has been provided to NAFCO and/or its designee, as applicable.

     (g)          Ownership  of  NAFCO  Loans.    Immediately  prior  to the
consummation of the transactions contemplated hereby to be consummated on the Closing Date, NAFCO will be the sole owner of and will have full right to transfer the NAFCO Loans to Monaco, and the NAFCO Loans will be free and clear of any Adverse Claim.

     (h) No Default or Breach. NAFCO is not in default or in breach of any agreement or instrument to which NAFCO is a party or by which it is bound, except for defaults or breaches which in the aggregate would not materially hinder or impair the consummation of the Transaction.

     (i) No Misstatements, Etc. NAFCO has not made any misstatements of fact or omitted to state any fact necessary or desirable to make complete, accurate, and not misleading every representation or warranty set forth in this Agreement.

     (j) No Brokers. No broker, finder, agent or similar intermediary has acted for or on behalf of NAFCO (or any designee of NAFCO) in connection with the Transaction, and no such Person is or will be entitled to any broker's, finders or similar fee or other commission in connection therewith based on any agreement, arrangement or understanding with, or any action taken by, NAFCO (or any designee of NAFCO).

     (k) General. It is NAFCO's present intention that at all times prior to and immediately after the consummation of the Transaction, NAFCO will continue to operate in the consumer finance business.

     (l) NAFCO Loans. None of the NAFCO Loans was originally originated by PSB.

     4.4 Representations and Warranties of Advantage. Advantage hereby represents and warrants to Monaco (all such representations and warranties being made as of the Closing Date, except as otherwise specifically provided) as follows:

     (a) Organization and Good Standing. Advantage is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and is qualified to transact business in each State where the nature of its business requires it to qualify, except to the extent that the failure to so qualify would not in the aggregate materially adversely affect the ability of Advantage to perform its obligations hereunder.

     (b) Authorization. Advantage has the power, authority and legal right to execute, deliver and perform under the terms of this Agreement and the execution, delivery and performance of this Agreement has been duly authorized by Advantage by all necessary corporate action.

     (c)          Binding  Obligation.    This  Agreement,  assuming  due
authorization, execution and delivery by Monaco, constitutes a legal, valid and binding obligation of Advantage, enforceable against Advantage in accordance with its terms except that (A) such enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws (whether statutory, regulatory or decisional) now or hereafter in effect relating to creditors' rights generally and (B) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to certain equitable defenses and to the discretion of the court before which any proceeding therefor may be brought, whether a proceeding at law or in equity.

     (d)          No  Violation.    The  consummation  of  the  transactions
contemplated by the fulfillment of the terms of this Agreement will not conflict with, result in any breach of any of the terms and provisions of or constitute (with or without notice, lapse of time or both) a default under the organizational documents or bylaws of Advantage, or any indenture, agreement, mortgage, deed of trust or other instrument to which Advantage is a party or by which it is bound, or in the creation or imposition of any lien upon any of its properties pursuant to the terms of such indenture, agreement, mortgage, deed of trust or other such instrument, or violate any law, or any order, rule or regulation applicable to Advantage of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over Advantage or any of its properties.

     (e) Approvals. All approvals, authorizations, consents, orders or other actions of any person, or of any court, governmental agency or body or official, required in connection with the execution and delivery of this Agreement have been or will be taken or obtained on or prior to the Closing Date.

     (f) Private Placement. Except as contemplated by this Agreement, Advantage and/or its designee will acquire the Advantage Preferred Shares for investment, and not for the interest of any other Person, not for resale to any other person and not with a view to or in connection with any sale or distribution. Advantage acknowledges, and acknowledges on behalf of any designee of Advantage, that the Advantage Preferred Shares will be "restricted securities" as defined in Rule 144(a)(3) under the Securities Act and subject to substantial restrictions on transfer, and that the certificates representing the Advantage Preferred Shares will bear restrictive legends In addition, Advantage represents and warrants that it is (and that any designee of Advantage will be) an "accredited investor" as that term is defined in Rule 501(a) of Regulation D under the Securities Act. Advantage further represents and warrants that it and/or its designee has had access to the books and records of Monaco and has received from Monaco and other sources all information required by it in order to make an informed investment decision with respect to the Advantage Preferred Shares including, without limitation,
(i) all reports filed by Monaco with the Commission pursuant to Section 13 under the Securities Exchange Act of 1934, (ii) all annual reports to its shareholders, (iii) the opportunity to ask questions and receive answers concerning the terms and conditions of the sale of such securities, which questions have been answered to its satisfaction, and (iv) all additional information requested by Advantage and/or its designee which Monaco possesses or could acquire without unreasonable effort or expense to verify the accuracy of the information furnished to Advantage and/or its designee, which information has been provided to Advantage and/or its designee, as applicable.

     (g) Ownership of Advantage Loans. Immediately prior to the consummation of the transactions contemplated hereby to be consummated on the Closing Date, Advantage will be the sole owner of and will have full right to transfer the Advantage Loans to Monaco, and the Advantage Loans will be free and clear of any Adverse Claim.

     (h) No Default or Breach. Advantage is not in default or in breach of any agreement or instrument to which Advantage is a party or by which it is bound, except for defaults or breaches which in the aggregate would not materially hinder or impair the consummation of the Transaction.
     (i)          No  Misstatements,  Etc.    Advantage  has  not  made  any
misstatements of fact or omitted to state any fact necessary or desirable to make complete, accurate, and not misleading every representation or warranty set forth in this Agreement.

     (j) No Brokers. No broker, finder, agent or similar intermediary has acted for or on behalf of Advantage (or any designee of Advantage) in connection with the Transaction, and no such Person is or will be entitled to any broker's, finders or similar fee or other commission in connection therewith based on any agreement, arrangement or understanding with, or any action taken by, Advantage (or any designee of Advantage).

     (k) General. It is Advantage's present intention that at all times prior to and immediately after the consummation of the Transaction, Advantage will continue to operate its business as conducted by it as of the date hereof.

     (l) Advantage Loans. None of the Advantage Loans was originally originated by PSB.

     4.5 Representations and Warranties of PSB. PSB hereby represents and warrants to Monaco (all such representations and warranties being made as of the Closing Date, except as otherwise specifically provided) as follows:

     (a) Organization and Good Standing. PSB is a bank duly organized, validly existing and in good standing under the laws of the United States of America and is qualified to transact business in each State where the nature of its business requires it to qualify, except to the extent that the failure to so qualify would not in the aggregate materially adversely affect the ability of PSB to perform its obligations hereunder.

     (b) Authorization. PSB has the power, authority and legal right to execute, deliver and perform under the terms of this Agreement and the
execution,  delivery  and  performance  of  this    Agreement  has  been  duly
authorized  by  PSB  by  all  necessary  corporate  action.

     (c)          Binding  Obligation.    This  Agreement,  assuming  due
authorization, execution and delivery by Monaco, constitutes a legal, valid and binding obligation of PSB, enforceable against PSB in accordance with its terms except that (A) such enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws (whether statutory, regulatory or decisional) now or hereafter in effect relating to creditors' rights generally and (B) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to certain equitable defenses and to the discretion of the court before which any proceeding therefor may be brought, whether a proceeding at law or in equity.

     (d)          No  Violation.    The  consummation  of  the  transactions
contemplated by the fulfillment of the terms of this Agreement will not conflict with, result in any breach of any of the terms and provisions of or constitute (with or without notice, lapse of time or both) a default under the organizational documents or bylaws of PSB, or any indenture, agreement, mortgage, deed of trust or other instrument to which PSB is a party or by which it is bound, or in the creation or imposition of any lien upon any of its properties pursuant to the terms of such indenture, agreement, mortgage, deed of trust or other such instrument, or violate any law, or any order, rule or regulation applicable to PSB of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over PSB or any of its properties.

     (e) Approvals. All approvals, authorizations, consents, orders or other actions of any person, or of any court, governmental agency or body or official, required in connection with the execution and delivery of this Agreement have been or will be taken or obtained on or prior to the Closing Date.

     (f) Private Placement. PSB and/or its designee will acquire the PSB Shares for investment, and not for the interest of any other Person, not for resale to any other person and not with a view to or in connection with any sale or distribution. PSB acknowledges, and acknowledges on behalf of any designee of PSB, that the PSB Shares will be "restricted securities" as defined in Rule 144(a)(3) under the Securities Act and subject to substantial restrictions on transfer, and that the certificates representing the PSB
Shares will bear restrictive legends. In addition, PSB represents and warrants that it is (and that any designee of PSB will be) an "accredited investor" as that term is defined in Rule 501(a) of Regulation D under the Securities Act. PSB further represents and warrants that each of PSB and/or its designee has had access to the books and records of Monaco and has received from Monaco and other sources all information required by it in order to make an informed investment decision with respect to the PSB Shares including, without limitation, (i) all reports filed by Monaco with the Commission pursuant to Section 13 under the Securities Exchange Act of 1934,
(ii) all annual reports to its shareholders, (iii) the opportunity to ask questions and receive answers concerning the terms and conditions of the sale of such securities, which questions have been answered to its satisfaction, and (iv) all additional information requested by PSB and/or its designee which Monaco possesses or could acquire without unreasonable effort or expense to verify the accuracy of the information furnished to PSB and/or its designee, which information has been provided to PSB and/or its designee, as applicable.

     (g) No Default or Breach. PSB is not in default or in breach of any agreement or instrument to which PSB is a party or by which it is bound, except for defaults or breaches which in the aggregate would not materially hinder or impair the consummation of the Transaction.

     (h) No Misstatements, Etc. PSB has not made any misstatements of fact or omitted to state any fact necessary or desirable to make complete, accurate, and not misleading every representation or warranty set forth in this Agreement.

     (i) No Brokers. No broker, finder, agent or similar intermediary has acted for or on behalf of PSB (or any designee of PSB) in connection with the Transaction, and no such Person is or will be entitled to any broker's, finders or similar fee or other commission in connection therewith based on any agreement, arrangement or understanding with, or any action taken by, PSB (or any designee of PSB).

     (j) General. It is PSB's present intention that at all times prior to and immediately after the consummation of the Transaction, PSB will continue to operate its business as conducted by it as of the date hereof; provided that it is PSB's intention to sell substantially all of its banking operations in 1998.

     4.6 Representations and Warranties of PCF. PCF hereby represents and warrants to Monaco (all such representations and warranties being made as of the Closing Date, except as otherwise specifically provided) as follows:

     (a) Organization and Good Standing. PCF is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware and is qualified to transact business in each State where the nature of its business requires it to qualify, except to the extent that the failure to so qualify would not in the aggregate materially adversely affect the ability of PCF to perform its obligations hereunder.

     (b) Authorization. PCF has the power, authority and legal right to execute, deliver and perform under the terms of this Agreement and the
execution,  delivery  and  performance  of  this    Agreement  has  been  duly
authorized  by  PCF  by  all  corporate  action.

     (c)          Binding  Obligation.    This  Agreement,  assuming  due
authorization, execution and delivery by Monaco, constitutes a legal, valid and binding obligation of PCF, enforceable against PCF in accordance with its terms except that (A) such enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws (whether statutory, regulatory or decisional) now or hereafter in effect relating to creditors' rights generally and (B) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to certain equitable defenses and to the discretion of the court before which any proceeding therefor may be brought, whether a proceeding at law or in equity.

     (d)          No  Violation.    The  consummation  of  the  transactions
contemplated by the fulfillment of the terms of this Agreement will not conflict with, result in any breach of any of the terms and provisions of or constitute (with or without notice, lapse of time or both) a default under the organizational documents or operating agreement of PCF, or any indenture, agreement, mortgage, deed of trust or other instrument to which PCF is a party or by which it is bound, or in the creation or imposition of any lien upon any of its properties pursuant to the terms of such indenture, agreement, mortgage, deed of trust or other such instrument, or violate any law, or any order, rule or regulation applicable to PCF of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over PCF or any of its properties.

     (e) Approvals. All approvals, authorizations, consents, orders or other actions of any person, or of any court, governmental agency or body or official, required in connection with the execution and delivery of this Agreement have been or will be taken or obtained on or prior to the Closing Date.

     (f)          Ownership  of  ADA  Equity  Interest  and other Warrants.
Immediately prior to the consummation of the transactions contemplated hereby which are to take place on the Closing Date: (i) PCF will be the sole owner of and will have full right to transfer the ADA Equity Interest to Monaco subject to the right of first refusal in favor of other shareholders of ADA Capital Corporation and applicable securities laws, and the ADA Equity Interest will be free and clear of any Adverse Claim; and (ii) PCF will be the sole owner of and will have full right to transfer all of the Warrants (other than the Restricted Warrants) to Monaco, and all of the Warrants (other than the Restricted Warrants) will be free and clear of any Adverse Claim.

     (g) No Default or Breach. PCF is not in default or in breach of any agreement or instrument to which PCF is a party or by which it is bound, except for defaults or breaches which in the aggregate would not materially hinder or impair the consummation of the Transaction.

     (h) No Misstatements, Etc. PCF has not made any misstatements of fact or omitted to state any fact necessary or desirable to make complete, accurate, and not misleading every representation or warranty set forth in this Agreement.

     (i) No Brokers. No broker, finder, agent or similar intermediary has acted for or on behalf of PCF (or any designee of PCF) in connection with the Transaction, and no such Person is or will be entitled to any broker's, finders or similar fee or other commission in connection therewith based on any agreement, arrangement or understanding with, or any action taken by, PCF (or any designee of PCF).

     4.7 Joint Representations and Warranties of NAFCO and Advantage. NAFCO and Advantage jointly and severally represent and warrant to Monaco that as of the Cut-Off Date, no more than twelve percent (12%) of the aggregate number of Acquired Loans will be between thirty-one (31) and fifty-nine (59) days past due with respect to any regularly scheduled monthly payment or principal and/or interest from the related Obligors.

                                     ARTICLE V

                               COVENANTS OF MONACO
      5.1     Certain Covenants of Monaco.  Monaco covenants and agrees for
the  benefit  of  NAFCO    (and any designee of NAFCO to which any Transaction
Shares  have  been  issued)  as  follows:

     (a) Within ninety (90) days after the end of each calendar year during the Pricing Period, Monaco shall give NAFCO a statement prepared by Monaco (and audited by Ehrhardt, Keefe, Steiner & Hottman or such other firm as is then acting as Monaco's auditors) confirming the accuracy of Monaco's calculations) showing the computation of the Pre-Tax Earnings of the Designated NAFCO Operations for such calendar year, and shall make the delivery of the shares of Class A Common Stock or the Monaco/ANO Note I and the Monaco/ANO Note II, as applicable, to NAFCO (or its designees) to be made pursuant to Section 2.2(c) on the basis of such computations. All such statements will also be accompanied by complete financial statements of Monaco for such calendar year, which shall be audited. For sixty (60) days after the receipt of any such statement, NAFCO and its agents shall be entitled to inspect the books of Monaco relating to the operations which provide the basis for the computation of the Pre-Tax Earnings set forth in such statement, such inspection to be completed within thirty (30) days after access to such books are granted. If NAFCO shall notify Monaco in writing prior to the end of such 30-day period that it disagrees with the computation of Pre-Tax Earnings contained in such statement, the determination of such Pre-Tax Earnings shall be submitted to Ehrhardt, Keefe, Steiner & Hottman (or such other firm as is then acting as Monaco's auditors), a second firm of independent certified public accountants to be named by NAFCO and a third firm of independent certified public accountants to be selected by both such firms (or if such third firm is not so selected, a third firm of independent certified public accountants designated by the American Arbitration Association), and the decision of a majority thereof shall be binding upon all the parties to this Agreement. The fees and expenses incurred in connection with all such determinations of Ehrhardt, Keefe, Steiner & Hottman (or such other firm as is then acting as Monaco's auditors) shall be borne by Monaco, of the second firm of independent certified public accountants named by NAFCO shall be borne by NAFCO, and of such third firm shall be borne one-half each by Monaco and NAFCO. If NAFCO does not notify Monaco in writing prior to the end of such 30-day period that it disagrees with the computation of the Pre-Tax Earnings contained in the statement, such computation shall be binding upon all the parties hereto.

     (b) From and after the Closing Date, Monaco shall maintain and operate the Designated NAFCO Operations as a separate and identifiable division and will maintain all books and records required for the determination of Pre-Tax Earnings during the Pricing Period.

     (c) From and after the Closing Date, Monaco will attempt in good faith to advance the business of the Designated NAFCO Operations, will offer the NAFCO Loan Originators the same types of loan programs as are offered by Monaco to other originators (which Monaco terms "loan production offices"), will not divert the business or assets of the Designated NAFCO Operations to any other organization or entity, will not shift earnings of the Designated NAFCO Operations to periods outside the Pricing Period, will not shift expenses of the Acquired Operations properly allocable to periods outside the Pricing Period to the Pricing Period, and will at all times exercise good faith in making any decisions affecting the Designated NAFCO Operations.

     (d) Monaco shall keep in full effect its existence, rights and franchises as a corporation, and shall obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement and to perform its duties under this Agreement. Any Person into which Monaco may be merged or consolidated, or to whom Monaco has sold substantially all of its assets, or any corporation resulting from any merger, conversion or consolidation to which Monaco shall be a party, shall be the successor of Monaco hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto; provided, however, that such successor shall execute an agreement of assumption, in form reasonably satisfactory to NAFCO, to perform every covenant of Monaco under this Agreement.

     (e) Monaco will promptly furnish to NAFCO from time to time upon written request such information regarding the business and affairs and financial condition of the Designated NAFCO Operations as NAFCO may reasonably request, and will furnish to NAFCO monthly reports, promptly after becoming available and in any event within 30 days after the end of each month following the Closing Date and through the end of the Pricing Period, the balance sheet of the Designated NAFCO Operations as of the end of such period, the statements in income, and statements of cash flow of the Designated NAFCO Operations for such month and for the period from the beginning of the Pricing Period (for the month beginning February 1998), certified by the principal financial officer of Monaco to have been prepared in accordance with generally accepted accounting principles consistently followed throughout the period indicated, except to the extent stated therein, subject to normal changes resulting from year-end adjustment.

     (f) Monaco will permit any officer, employee or agent of NAFCO to examine the books and records relating to the Designated NAFCO Operations, take copies and extracts therefrom, and discuss the affairs, finances and accounts of the Designated NAFCO Operations with Monaco's officers, accountants and auditors, upon reasonable request and during normal business hours so as not to interfere with Monaco's normal operations.

     (g) Except in connection with the transfer of assets in a securitization transaction or similar financing arrangement, Monaco will not sell, transfer, dissolve or otherwise dispose of the business operations relating to the Designated NAFCO Operations after the Closing Date and prior to the end of the Pricing Period without the prior written consent of NAFCO.


                                  ARTICLE VI

                            ADDITIONAL COVENANTS

          6.1 Covenants of PSB, NAFCO and Advantage. PSB, NAFCO and Advantage each covenant and agree to promptly provide such information and assistance to Monaco as it shall reasonably require in connection with its solicitation of proxies from the holders of its Class A and Class B Common Stock in connection with the special meeting of its shareholders to be called for the purpose of approving the Stock Issuances.

     6.2 Covenants of all Parties. Each of the parties hereto shall make all HSR Required Filings with the appropriate governmental authorities as soon as possible and will use its best efforts to file same within ten (10) calendar days following the Closing Date.

     6.3          Covenants  of  NAFCO,  Advantage,  PSB,  PCF,  and Monaco.

     (a) Monaco shall file with the Commission for its approval a proxy statement relating to the Stock Issuances as soon as possible following the Closing Date and will use its best efforts to file same within ten (10) calendar days following the Closing Date. Thereafter, within four (4)
Business Days following the approval of such proxy statement by the Commission, Monaco shall, by means of such proxy statement, seek to obtain the Monaco Shareholders' Approval Morris Ginsburg and Irwin Sandler have previously agreed to vote all shares of Class A and Class B Common Stock over which they have voting power in favor of the Stock Issuances. If the Monaco Shareholders' Approval is received and the parties hereto have received the HSR Approval, then Monaco shall cause the Stock Issuances to take place and shall deliver on the Determination Date:

     (i) to NAFCO or its designee, the share certificates, in the form agreed to between Monaco and NAFCO, representing the NAFCO Preferred Shares;

     (ii) to NAFCO or its designee, with respect to the NAFCO Preferred Shares, the Monaco/NAFCO Registration Rights Agreement;

     (iii) to Advantage or its designee, the share certificates, in the form agreed to between Monaco and Advantage, representing the Advantage Preferred Shares;

     (iv) to Advantage or its designee, with respect to the Advantage Preferred Shares, the Monaco/Advantage Registration Rights Agreement;

     (v) to PSB or its designee, the share certificates representing the PSB Shares, or a fully executed instruction letter to Monaco's transfer agent to issue such share certificates;

     (vi) to PSB or its designee, with respect to the PSB Shares, the Monaco/PSB Registration Rights Agreement; and

     (vii) to NAFCO or its designee, Advantage or its designee, and PSB or its designee, an opinion of counsel respecting such Stock Issuances, in form and substance reasonably acceptable to Monaco and each of such other Persons.

In connection with the foregoing, each of NAFCO, Advantage, and PSB (or their respective designees, as applicable) shall (or shall cause their respective designees, as applicable, to) duly execute and deliver (on the Determination
Date) the registration rights agreement to which it is a party. If NAFCO, Advantage, and/or PSB should designate a Person to which any of the Transaction Shares are to be issued as provided herein, then it shall be a condition precedent to the obligation of Monaco to deliver share certificates representing such Transaction Shares to such designee (either on the Determination Date or at any time thereafter) that such designee shall execute and deliver to Monaco an agreement whereby it makes the same representations and warranties to Monaco as are made by NAFCO, Advantage, and PSB in Sections 4.3(f), 4.4(f), and 4.5(f). If the parties hereto shall have received the HSR Approval, and Monaco shall have received the Monaco Shareholders' Approval and caused the Stock Issuances, then the Monaco Pledge Agreement shall automatically terminate and be of no further force and effect.

     (b) From and after the Closing Date, each of NAFCO and PCF shall use its best efforts to cause the transfer of any Restricted Warrants to Monaco in compliance with the restrictions applicable thereto.


                                 ARTICLE VII

                               MISCELLANEOUS
     7.1          Notices.    All  notices,  requests,  consents  and  other
communications required or permitted hereunder or under any other Asset Purchase Document shall be in writing and shall be personally delivered, transmitted via facsimile or overnight courier service or mailed first-class postage prepaid, registered or certified mail,

(a)          if  to  Pacific  USA,  PSB,  NAFCO,  Advantage,  and/or  PCF:

     c/o  Pacific  USA  Holdings  Corp.
     5999  Summerside  Drive,  Suite  112
     Dallas,  Texas  75252
     Attn:  Bill  C.  Bradley,  Chief  Executive  Officer
     Facsimile  No.:    (972)  248-5023

     With  a  Copy  to:

     Pacific  USA  Holdings  Corp.
     3200  Southwest  Freeway,  Suite  1220
     Houston,  Texas  77027
     Attn:  Cathryn  L.  Porter,  Chief  General  Counsel
     Facsimile  No.:    (713)  871-0155

(b)          if  to  Monaco:

     Monaco  Finance,  Inc.
     370  Seventeenth  Street,  Suite  5060
     Denver,  Colorado  80202
     Attn:  Irwin  L.  Sandler,  Executive  Vice  President
     Facsimile  No.:    (303)  405-6496

and such notices and other communications shall for all purposes of this Agreement and any other Asset Purchase Document be treated as being effective or having been given on the date when personally delivered or when transmitted by facsimile (if confirmation of facsimile receipt has been given), on the date after being deposited with an overnight courier service, or, if sent by mail, four days after deposit in the United States mail, postage prepaid. Any party may change its address for notice by notifying the other party pursuant to the above notice provisions.
     7.2 Counterparts. This Agreement may be executed in two or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed and delivered will be deemed to be an original but all of which together will constitute one and the same instrument. Delivery of an executed counterpart of the signature page to this Agreement by telefacsimile shall be effective as delivery of a manually executed counterpart of this Agreement, and any party delivering such an executed counterpart of this Agreement by telefacsimile to any other party shall thereafter also promptly deliver a manually executed counterpart of this Agreement to such other party; provided that the failure to deliver such manually executed counterpart shall not affect the validity, enforceability, or binding effect of this Agreement.

     7.3       Governing Law; Consent to Jurisdiction; Waiver of Jury Trial.

     (A) THIS AGREEMENT AND THE ASSET PURCHASE DOCUMENTS SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF TEXAS.

     (B) IN ANY LEGAL ACTION RELATING TO THIS AGREEMENT OR THE ASSET PURCHASE DOCUMENTS OR RELATING TO ANY OTHER DEALINGS AND NEGOTIATIONS BETWEEN THE PARTIES, EACH PARTY AGREES (I) TO THE EXERCISE OF JURISDICTION OVER IT BY A FEDERAL COURT SITTING IN DALLAS, TEXAS OR DENVER, COLORADO; AND (II) IF EITHER PARTY BRINGS A LEGAL ACTION, IT SHALL BE INSTITUTED IN ONE OF THE
COURTS  SPECIFIED  IN  SUBPARAGRAPH  (I)  ABOVE.

     (C) THE PARTIES EACH HEREBY WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY LEGAL ACTION WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE ARISING OUT OF, CONNECTED WITH, RELATED TO, OR IN CONNECTION WITH THIS AGREEMENT OR THE ASSET PURCHASE DOCUMENTS. INSTEAD, ANY LEGAL ACTION RESOLVED IN COURT WILL BE RESOLVED IN A BENCH TRIAL WITHOUT A JURY.

     7.4 Binding Agreement. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

     7.5 Amendments; No Waivers. Any provision of this Agreement may be amended or waived if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by Pacific USA and Monaco, or in the case of a waiver, by the party against whom the waiver is to be effective. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

     7.6          Securitization  Matters.   Notwithstanding anything to the
contrary contained herein, each of the parties hereto agrees that, in connection with any securitization transaction contemplated under Section 9 of the Loan Loss Reimbursement Agreement, such party shall take such actions (including, without limitation, the amendment or modification of any of the Asset Purchase Documents and the delivery of opinions of counsel) as shall be reasonably required by MBIA Insurance Corporation (or similar entity) and/or any rating agency involved in any such securitization transaction; provided that Monaco shall pay all of the reasonable out-of-pocket expenses, including, without limitation, attorneys' fees, incurred by each such party in taking such action(s); provided further that no party hereto shall be required to take any such action if, in the good faith determination of such party, such action would materially and adversely affect such party.

     7.7 Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions is not affected in any manner adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions be consummated as originally contemplated to the fullest extent possible.

     7.8 Certain Rules of Construction. Unless otherwise specified herein, section, exhibit, and schedule references are to this Agreement. All of the exhibits and schedules hereto are incorporated herein by this
reference.    Headings  used  herein  are  for  convenience of reference only.

     7.9 Confidentiality. Each Related Party hereby agrees that all information obtained by such Person regarding the Acquired Loans from and after the Closing Date shall be maintained in confidence and shall not be disclosed to any other Person unless: (a) such disclosure does not violate any applicable law or regulation or any proprietary rights of Monaco, any subsidiary of Monaco, or any servicer of all or any of the Acquired Loans; (b) such disclosure is ordered by a court of applicable jurisdiction; or (c) such disclosure is made by such Related Party to its officers, directors, auditors, attorneys, employees, professional consultants, or agents who would have access to such information in the normal course of the performance of such Related Party's duties; provided that such Related Party may make disclosures with respect to any of the above matters to reinsurers or any Person having regulatory authority over such Related Party.

     7.10 Amendment and Restatement; Effectiveness. This Agreement amends and restates the Original Agreement in its entirety. This Agreement shall become effective as of the date first written above upon the execution and delivery of a counterpart hereof by each of the parties hereto.

     IN WITNESS WHEREOF, this Agreement has been signed and delivered by the parties hereto as of the date first written above.

MONACO  FINANCE,  INC.,
a  Colorado  corporation

By:          /s/  Irwin  L.  Sandler
Name:          Irwin  L.  Sandler
Title:          Executive  Vice  President

PACIFIC  USA  HOLDINGS  CORP.,
a  Texas  corporation

By:          /s/  Bill  C.  Bradley
Name:          Bill  C.  Bradley
Title:          Chief  Executive  Officer

PACIFIC  SOUTHWEST  BANK,
a  federally  chartered  savings  bank

By:          /s/  Bobby  Hashaway
Name:          Bobby  Hashaway
Title:          Executive  Vice  President

NAFCO  HOLDING  COMPANY,  LLC,
a  Delaware  limited  liability  Company

By:          /s/  Robert  Womack
Name:          Robert  Womack
Title:          Chief  Financial  Officer

ADVANTAGE  FUNDING  GROUP,  INC.,
a  Delaware  corporation

By:          /s/  Robert  Womack
Name:          Robert  Womack
Title:          Vice  President

PCF  SERVICE,  LLC,
a  Delaware  limited  liability  Company

By:          /s/  Bobby  Hashaway
Name:          Bobby  Hashaway
Title:          Executive  Vice  President

                                EXHIBIT A-1

                  Form of Advantage Loan Purchase Agreement


                       SEE EXHIBIT 10.64 FILED HEREWITH

                                EXHIBIT C-1

                      Form of Certificate of Designation

                           ARTICLES OF AMENDMENT TO
                          ARTICLES OF INCORPORATION

               PREFERENCES, LIMITATIONS AND RELATIVE RIGHTS OF
           8% CUMULATIVE CONVERTIBLE PREFERRED STOCK, SERIES 1998-1
                                      OF
                             MONACO FINANCE, INC.


     MONACO FINANCE, INC., a Colorado corporation (the "Corporation"), does hereby certify that pursuant to the authority conferred upon the Board of Directors by the Articles of Incorporation, as amended, of the Corporation and pursuant to Section 7-106-102 of the Colorado Business Corporation Act, said Board of Directors, pursuant to a unanimous Statement of Consent effective as of January ____, 1998, duly adopted the following resolution:

     RESOLVED, that, pursuant to the authority expressly granted to and vested in the Board of Directors of MONACO FINANCE, INC., a Colorado corporation (the "Corporation"), by the Articles of Incorporation, as amended, of the Corporation, the Board of Directors hereby creates out of the authorized preferred stock, no par value per share, of the Corporation a series of preferred stock to consist of not more than 2,433,457 shares, and this Board of Directors hereby fixes the designation and the powers, preferences and rights, and the qualifications, limitations or restrictions of the shares of such series as follows:

       1. DESIGNATION. This resolution shall provide for a single series of preferred stock, the designation of which shall be "8% Cumulative Convertible Preferred Stock-Series 1998-1" (hereinafter the "Preferred Shares" or the "Preferred Stock") and the number of authorized shares constituting the Preferred Stock is 2,433,457. The number of authorized Preferred Shares may be reduced or increased by a further resolution duly adopted by the Board of Directors of the Corporation and by the filing of an amendment to the Corporation's Articles of Incorporation pursuant to the provisions of the Colorado Business Corporation Act stating that such reduction or increase has been so authorized.

      2. VOTING; DIRECTOR. Except as provided herein or otherwise expressly required by the laws of the State of Colorado, the holders of the Preferred Shares shall have no voting rights and shall not be entitled to notice of meetings of shareholders, and the exclusive voting power shall be vested in the holders of the shares of the Corporation's Class A and Class B Common Stock, $.01 par value per share (the "Common Stock"), and/or in any other series of the Corporation's preferred stock now or at any time hereafter issued and outstanding having voting rights. So long as not less than 1,500,000 Preferred Shares are issued and outstanding, the holders of the outstanding Preferred Stock, voting separately as a class, shall be entitled to elect one member of the Board of Directors of the Corporation to serve until his or her successor shall have been duly elected and qualified. Any corporate action that requires a vote of the holders of the Preferred Stock as a class shall be deemed to have been approved by that class upon the affirmative vote by the holders of a majority of the issued and outstanding Preferred Shares unless a higher voting requirement is imposed by the Colorado Business Corporation Act. If any corporate action shall require a vote of the holders of the Preferred Shares other than as a class, the Preferred Shares shall vote as a group with the Common Stock.

     2.1 VOTING PROCEDURES. Whenever holders of the Preferred Stock are entitled to elect one director or otherwise vote as provided herein, such holders shall, to the extent practicable, act by unanimous consent to action without a meeting signed by all holders of the Preferred Stock to be effective when actually received by the Corporation or on such later date as may be specified in such consent. When holders of the Preferred Stock are not able to reach a consensus, the Corporation shall, upon the request made by any holder(s) of ten percent or more of the number of outstanding Preferred Shares, call a special meeting of holders of the Preferred Stock for the election of the director or to take any other action upon not less than ten nor more than 60 days notice to such holders. The holders of a majority of the outstanding shares of Preferred Stock, present in person or by proxy, shall constitute a quorum for all meetings of Preferred Stockholders. In the event the election of such director or any other matter to be voted on shall be subject to any laws, rules or regulations with respect to the solicitation of proxies or otherwise, the holders of the Preferred Stock agree to timely provide the Corporation with such information as it shall reasonably require to comply therewith.

     2.2 VACANCIES. Any vacancy in the office of the director elected by the holders of the Preferred Stock shall be filled by them in the manner provided in Section 2.1 herein; provided, however, that if the vacancy shall not have been so filled within 30 days after the occurrence of such vacancy, the vacancy shall be eliminated by reduction of the number of members of the board of directors by one without action by the board of directors or shareholders; provided, further, that if such vacancy shall not have been filled and in the event of an emergency requiring action by the board of directors during such 30-day period, the remaining members of the board of directors may temporarily fill the vacancy or temporarily eliminate such vacancy by reducing the number of members of the board of directors by one, subject to the rights of the holders of the Preferred Stock as provided herein. The director elected by the holders of the Preferred Stock may be removed during the aforesaid term of office, whether with or without cause, only by the affirmative vote of the holders of a majority of the Preferred Stock.

     2.3 OTHER VOTING RIGHTS. The affirmative vote by the holders of a majority of the outstanding shares of Preferred Stock, voting separately as a group, shall be required with respect to any amendment to the Articles of Incorporation which would:

               (a) Increase or decrease the aggregate number of authorized shares of Preferred Stock;

          (b) Effect an exchange or reclassification of all or part of the shares of Preferred Stock into shares of another class;

          (c) Effect an exchange or reclassification, or create the right of exchange, of all or part of the shares of another class into shares of Preferred Stock;

          (d) Change the designation, preferences, limitations, or relative rights of all or part of the shares of Preferred Stock;

          (e) Change the shares of all or part of the Preferred Stock into a different number of shares of the same class;

          (f) Create a new class of shares having rights or preferences with respect to distributions or dissolution that are prior, superior, or substantially equal to the shares of Preferred Stock;
          (g) Increase the rights, preferences, or number of authorized shares of any class that, after giving effect to the amendment, have rights or preferences with respect to distributions or to dissolution that are prior, superior, or substantially equal to the shares of Preferred Stock;

               (h) Cancel or otherwise affect rights to distributions or dividends that have accumulated but have not yet been declared on all or part of the shares of Preferred Stock;

               (i) Make the Preferred Stock redeemable either mandatorily or at the option of the Corporation.

          3.          DIVIDENDS.

          3.1 RATE. Holders of Preferred Shares shall be entitled to receive, when, as and if declared by the Board of Directors out of any funds of the Corporation legally available for that purpose, cumulative dividends from the date of issuance at the rate of 8% ($.16 per share of Preferred Stock) per year, payable quarterly (pro-rated for partial quarters) in arrears, in shares of its Preferred Stock valued at $2.00 per share (or in cash if no Preferred Shares are available for that purpose), on the first day of April, July, October and January of each year commencing January 1, 1998 (each such date being hereinafter individually referred to as the "Dividend Payment Date" and collectively as the "Dividend Payment Dates"). Each such dividend shall be paid to the holders of record of the Preferred Shares as they appear on the books of the Corporation on the record date which shall be not less than 30 days prior to the related Dividend Payment Date. Dividends on the Preferred Shares shall be cumulative whether or not the Corporation was or is legally able to pay such dividends in whole or in part. Holders of Preferred Shares shall not be entitled to any dividends whether payable in cash, property or stock in excess of full dividends as herein provided on the Preferred Shares.

          3.2 DIVIDENDS ON COMMON STOCK. No dividends (other than those payable solely in Common Stock) shall be paid with respect to the Common Stock during any fiscal year of the Corporation unless all accumulated and unpaid dividends and the quarterly dividend on the shares of Preferred Stock for the then current dividend period shall have been declared and paid.

          4.                    CONVERSION.

          4.1 VOLUNTARY CONVERSION. The Preferred Stock may be converted in whole or in part at any time and from time to time into shares of Class A Common Stock ("Voluntary Conversion") at the rate of one share of Class A
Common Stock for each two shares of Preferred Stock so converted (the "Conversion Ratio").

          4.2 AUTOMATIC CONVERSION. In the event the Current Market Value (as defined in Section 4.6(a) herein) of the Class A Common Stock shall equal or exceed $6.00 per share on each trading day during any period of 60 consecutive calendar days commencing on the date of original issuance of the Preferred Stock, all of the Preferred Shares shall be automatically converted ("Automatic Conversion") into shares of Class A Common Stock at the Conversion Ratio. All holders of Preferred Stock shall deliver or cause to be transferred to the Corporation all of their Preferred Stock promptly upon Automatic Conversion.

          4.3 CONVERSION PROCEDURES AND CONDITIONS. Any holder of Preferred Stock desiring to convert the same into shares of Class A Common Stock shall surrender the certificate or certificates evidencing the shares of Preferred Stock to be converted, duly endorsed, or otherwise deliver the Preferred Stock desired to be converted, at the office of the Corporation or of its transfer agent, if any, and shall give written notice signed by such holder to the Corporation at such office stating that such holder elects to convert the same and the number of Preferred Shares to be converted (which requirements, together with the requirement stated in Section 4.4 herein, shall be referred to as the "Conversion Conditions"). Upon Automatic Conversion, the holders of the Preferred Stock and, upon satisfaction of the Conversion Conditions with respect to Voluntary Conversion, the holders of the Preferred Stock surrendered for conversion, shall be deemed to be the holders of record of the shares of Class A Common Stock issu-able upon such conversion, not-with-standing that the stock trans-fer books of the Corporation shall then be closed or that the Class A Common Stock issuable upon such conversion shall not actually have been issued. The Corporation shall, as soon as practicable thereafter, issue in the name of such converting holder and/or in the name of such holder's designee (and mail if issued in certificated form to the last known address of the converting holder or such holder's designee) the shares of Class A Common Stock to which such holder or such designee shall be entitled. Upon Automatic Conversion, all outstanding shares of Preferred Stock shall be deemed to have been canceled without any requirement of action by the Corporation or by the holders of the Preferred Stock and whether or not the Preferred Stock so converted has been surrendered to the Corporation or its transfer agent; provided, however, that the Corporation shall not be obligated to deliver the shares of Class A Common Stock issuable upon such Automatic Conversion except to the extent the Preferred Stock is either delivered to the Corporation or its transfer agent as provided herein.

          4.4 ADDITIONAL CONDITION. Notwithstanding anything herein contained to the contrary, the Corporation shall not be obligated to issue the shares of Class A Common Stock issuable upon conversion of Preferred Shares until there shall have been delivered to the Corporation or to its transfer agent, as applicable, an opinion of counsel reasonably satisfactory to the Corporation to the effect that the issuance of such Class A Common Stock is exempt from registration under the Securities Act of 1933, as amended, and from qualification under applicable state laws or that a registration statement with respect thereto has been filed with the Securities and Exchange Commission and with the appropriate state regulatory authorities and has become effective.

          4.5 RESERVATION OF SHARES. The Corporation hereby agrees that at all times there shall be reserved for issuance upon conversion of the Preferred Stock the maximum number of shares of its Class A Common Stock issuable upon full conversion thereof.

          4.6 NO FRACTIONAL SHARES; CURRENT MARKET VALUE. No fractional shares or scrip rep-re-senting fractional shares shall be issued upon conversion of the Preferred Stock. With respect to any fraction of a share called for upon any conversion thereof, the Corporation shall pay to the holder an amount in cash equal to such fraction multi-plied by the "Cur-rent Market Value" of the Class A Common Stock, de-termined as follows:

               (a) EXCHANGE OR NASDAQ LISTING. If the Class A Common Stock is listed on a national secu-rities exchange or admitted to unlisted trading privileges on such exchange or listed on the Nasdaq Stock Market, the Current Market Value shall be the last re-ported sale price of the Class A Common Stock on the composite tape of such exchange or on Nasdaq on the last trading day prior to the date of conversion or if no such sale is made on such day, the average closing bid and asked prices for such day on the composite tape of such exchange or on Nasdaq; or

               (b) OTHER MARKETS. If the Class A Common Stock is not so listed or admitted to unlisted trading privileges, the Current Market Value shall be the mean of the last reported bid and asked prices reported by the National Quotation Bureau, Inc. or the OTC Bulletin Board on the last trading day prior to the date of the conversion; or

               (c) BOARD VALUATION. If the Class A Common Stock is not so listed or admitted to unlisted trading privileges and bid and asked prices are not so reported, the Current Market Value shall be an amount, not less than book value, determined in such rea-sonable manner as may be prescribed by the Board of Direc-tors of the Corporation, such determination to be final and binding on the Holder.

          4.7 RIGHTS OF THE HOLDER. The holder shall not, by virtue hereof, be entitled to any rights of a holder of the Corporation's Class A Common Stock, either at law or equity, and the rights of the holder are limited to those expressed herein and are not enforce-able against the Corporation except to the extent set forth herein.

          4.8 STOCK SPLITS AND STOCK DIVIDENDS. In case the Corporation shall at any time issue Class A Common Stock -by way of dividend or other distribution on any stock of the Corporation or subdivide or combine the out-standing shares of Class A Common Stock, the Conversion Ratio shall be proportionately decreased in the case of such issuance (on the day following the date fixed for determining sharehold-ers entitled to receive such dividend or other distribution) or decreased in the case of such subdivision or increased in the case of such combination (on the date that such subdivi-sion or combination shall become effective).


          4.9 OFFICER'S CERTIFICATE. Whenever the Conversion Ratio shall be adjusted as required herein, the Corporation shall forthwith file in the custody of its Secretary or an Assistant Secretary at its principal office, and with its stock transfer agent, if any, an officer's certificate showing the adjusted Conversion Ratio determined as herein provided and setting forth in reasonable detail the facts requiring such adjustment and the calculation thereof. Each such officer's certificate shall be made avail-able at all reasonable times for inspection by the holder and the Corporation shall, forthwith after each such adjustment, mail a copy of such certificate to the holder.

          4.10 NOTICES TO HOLDERS. So long as any Preferred Shares shall be outstanding and unconverted (i) if the Corporation shall pay any divi-dend or make any distribution upon the Class A Common Stock, or (ii) if the Corporation shall offer to the holders of Class A Common Stock for subscription or purchase by them any shares of stock of any class or any other rights, or (iii) if any capital reorganiza-tion of the Corporation, reclassifi-cation of the capital stock of the Corporation, consolidation or merger of the Corporation with or into another cor-poration, sale, lease or transfer of all or substan-tially all of the property and assets of the Corporation to another corporation, or voluntary or involuntary dis-solution, liquidation or winding up of the Corporation shall be effected, then, in any such case, the Corporation shall cause to be delivered to the Holder, at least 30 days prior to the date specified in (x) or (y) below, as the case may be, a notice con-taining a brief description of the proposed action and stating the date on which (x) a record is to be taken for the purpose of such dividend, distribution or rights, or (y) such reclassifica-tion, reorganization, consolida-tion, merger, convey-ance, lease, dissolution, liquidation or wind-ing up is to take place and the date, if any, is to be fixed, as of which the holders of Class A Common Stock of record shall be enti-tled to exchange their shares of Class A Common Stock for securities or other property deliverable upon such reclassification, reorgani-zation, con-soli-dation, merger, conveyance, dissolution, liquida-tion or wind-ing up.

          4.11 RECLASSIFICATION, REORGANIZATION OR MERGER. In case of any reclassification, capital reorganization or other change of outstanding shares of Class A Common Stock of the Corporation (other than a change in par value, or from par value to no par value, or as a result of an issu-ance of Class A Common Stock by way of dividend or other distribution or of a subdi-vision or combination), or in case of any consolidation or merger of the Corporation with or into another corporation (other than a merger with a subsidiary in which merger the Corporation is the con-tinuing corporation and which does not result in any re-classifi-cation, capital reorganization or other change of out-standing shares of Class A Common Stock of the class issuable upon exer-cise of this Warrant) or in case of any sale or convey-ance to another corporation of the property of the Corporation as an en-tirety or substantially as an entirety, the Corporation shall cause effec-tive provision to be made so that the holder shall have the right there-after, by converting the Preferred Shares, -to pur-chase the kind and amount of shares of stock and other securi-ties and property re-ceivable upon such reclassification, capital reor-ganization or other change, consolidation, merger, sale or con-veyance as if the holder had converted such Preferred Shares prior to such transaction. Any such pro-vision shall include provision for adjustments which shall be as nearly equiv-alent as may be prac-ticable to the ad-justments pro-vided for herein. A copy of such pro-vision shall be furnished to the holder(s) of Preferred Shares within ten days after execution of the appropriate agree-ment pertaining to same and, in any event, prior to any consolida-tion, merger, sale or conveyance subject to the provisions of this Section. The foregoing provisions of this Section shall similarly apply to succes-sive reclassifi-cations, capital reorgan-izations and changes of shares of Class A Common Stock and to successive consolidations, merg-ers, sales or convey-ances.

          4.12 DISSOLUTION. If, at any time prior to the conversion of all Preferred Shares, any dissolu-tion, liquidation or winding up of the Corporation shall be pro-posed, the Corporation shall cause at least 30 days' notice to be mailed by cer-tified mail to the registered holders of the
Preferred Shares -at their addresses as they appear on the books of the Corporation. Such notice shall specify the date(s) as of which holders of record of Common Stock and Preferred Stock shall participate in any distribution or shall be entitled to exchange their Common Stock or Preferred Stock for secu-rities or other property, deliverable upon such dissolution, liquidation or wind-ing up, as the case may be; to the end that, during such period of 30 days, the holders of the Preferred Stock may convert the Preferred Stock and acquire Class A Common Stock (or other stock substituted therefor as hereinbefore provided) and be entitled in respect of shares so acquired to all of the rights of the other holders of Class A Common Stock of the Corporation. In case of a disso-lu-tion, liquidation or winding up of the Corporation, all conversion rights with respect to the Preferred Stock shall terminate at the close of busi-ness on the date as of which holders of record of the Preferred Stock shall be entitled to par-ticipate in a distribution of the assets of the Corporation in connection with such dissolution, liquidation or winding up (pro-vided that in no event shall said date be less than 30 days after completion of service by certi-fied mail of notice as aforesaid).

          4.13 SPIN-OFFS. In the event the Corporation spins-off a sub-sidiary or stock held in another corporation as an investment by distributing to the shareholders of the Corporation, as a dividend or otherwise, the stock of the subsidiary or other corporation, the Corporation shall reserve shares of the subsid-iary or other corporation to be delivered to the holders of the Preferred Shares upon conversion to the same extent as if they were owners of record of the Class A Common Stock on the record date for pay-ment of the shares of the subsid-iary or other corporation.

          4.14 CLASS A COMMON STOCK DEFINED. Whenever reference is made in this Section 4 to the issue or sale of shares of Class A Common Stock, the term "Class A Common Stock" shall mean the Class A Common Stock of the
Corporation authorized as of the date hereof and any other class of stock ranking on a parity with such Class A Common Stock, excluding the Class B Common Stock However, subject to the provisions of Sec-tion 4.11hereof, shares issuable upon exercise hereof shall include only shares of the class designated as Class A Common Stock of the Corporation as of the date hereof.

      5. EXCHANGE, ASSIGNMENT OR LOSS OF PREFERRED SHARES. Subject to the provisions of Section 6 hereof, the Preferred Stock is assignable and exchangeable, with-out expense, at the option of the holder, upon presentation and sur-render of such Preferred Stock to the Corporation, together with written instructions signed by the holder of such Preferred Stock with respect to reissuance thereof and good funds sufficient to pay any transfer or similar tax; whereupon the Corporation shall, with-out charge, exe-cute and deliver Preferred Stock in the designated denominations and in the designated name(s) and the Preferred Stock so surrendered promptly shall be canceled. Upon receipt by the Corporation of evidence satisfactory to it of the loss, theft, destruction or mutilation of Preferred Stock certificates, and (in the case of loss, theft or destruction) of reasonably satis-fac-tory indem-nification including a surety bond, and upon surrender and cancel-lation of Preferred Stock certificates, if mutilated, the Corporation will execute and deliver new Preferred Stock certificates of like tenor and date. Any such new Preferred Stock certificates executed and delivered shall constitute addi-tional contractual obliga-tion on the part of the Corporation, whether or not the Preferred Stock certificates so lost, stolen, destroyed, or mutilated shall be at any time en-forceable by any-one.

          6.          LEGENDS  AND  SECURITIES  LAW  COMPLIANCE.

          6.1 SECURITIES LAW COMPLIANCE. Neither the Preferred Stock nor the Class A Common Stock nor any other secur-ity issued or issuable upon conversion of the Preferred Stock may be issued, offered or sold except in conformity with the Secur-ities Act of 1933, as amended, and applicable state laws, and then only against receipt of an agreement of such person to whom such offer of sale is made to comply with the provi-sions of this Sec-tion with respect to any resale or other disposition of such securities.

          6.2 SECURITIES LEGEND. The Corporation may cause the following legend to be set forth on each certificate representing Preferred Stock or any other security issued or issuable upon conversion of the Preferred Stock, unless counsel for the Corporation is of the opinion as to any such certificate that such legend is un-necessary:

The securities represented by this cer-tifi-cate may not be offered for sale, sold or otherwise trans-ferred except pursuant to an effective registra-tion statement made under the Securi-ties Act of 1933 (the "Act"), or pursuant to an exemption from registration under the Act the availability of which is to be established to the satisfaction of the Corporation.

          6.3 OTHER LEGENDS. All certificates representing the Preferred Shares and any and all securities issued in replacement thereof or upon conversion thereof shall bear such additional legends as shall be required by law or contract.

       7. RIGHTS ON LIQUIDATION. In the event of the liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, resulting in any distribution of its assets to its shareholders, the holders of the Preferred Shares then issued and outstanding shall be entitled to receive an amount equal to $2.00 per Preferred Share plus any accumulated but unpaid dividends, and no more, before any payment or distribution of the assets of the Corporation is made to or set apart for the holders of Common Stock. If the assets of the Corporation distributable to the holders of Preferred Shares are insufficient for the payment to them of the full preferential amount described above, such assets shall be distributed ratably among the holders of the Preferred Shares. The holders of the Common Stock shall be entitled to the exclusion of the holders of the Preferred Shares to share in all remaining assets of the Corporation in accordance with their respective interests. For purposes of this paragraph, a consolidation or merger of the Corporation with any other corporation or corporations shall not be deemed to be a liquidation, dissolution or winding up of the Corporation.

     8. NOTICE. Any notices or certificates by the Corporation to the Holder and by the Holder to the Corporation shall be deemed to have been given if in writing and upon the earlier of personal delivery (including by messenger, facsimile or other receipted delivery during normal business hours or, if delivered other than during normal business hours, at the beginning of the first business day following such delivery) or three business days following deposit in the United States mails, by registered or cer-tified mail, return receipt requested, addressed to the holder at such holder's address of record on the books of the Corporation or to the Corporation at Monaco Finance, Inc., 370 Seventeenth Street, Suite 5060, Denver, Colorado 80202. Any person may change the address for the giving of notice by notice duly given effective five (5) business days thereafter.

     IN WITNESS WHEREOF, MONACO FINANCE, INC. has caused its corporate seal to be affixed hereto and this certificate to be signed by its President and Secretary this day of __________________, 1998.

                            MONACO FINANCE,  INC.

     By:
          Morris  Ginsburg,  President
[S  E  A  L]

ATTEST:



Irwin  L.  Sandler,  Secretary

                                EXHIBIT L-1

                  Form of Loan Loss Reimbursement Agreement


                      SEE EXHIBIT 10.65 FILED HEREWITH.

                                 EXHIBIT M-1

                                   Form of
        Monaco/Advantage Note, Monaco/ANO Note I, Monaco ANO Note II,
                    Monaco/NAFCO Note, and Monaco/PSB Note

                       FORM OF SECURED PROMISSORY NOTE

$__________          Denver,  Colorado
                                                dated as of ____________, ____

     1. PROMISE TO PAY. FOR VALUE RECEIVED, MONACO FINANCE, INC., a Colorado corporation ("Payor"), whose principal place of business is located at 370 17th Street, Suite 5060, Denver, Colorado 80202 (Attention: Irwin L. Sandler), promises to pay to __________________________, a __________
corporation ("Payee"), or order, at Payee's address located at ____________________________ (or at such other address as the holder hereof may specify to Payor from time to time in writing in accordance with the provisions of the Agreement (as hereinafter defined)) the principal sum of $___________, together with interest thereon (as provided hereinbelow), subject to the terms and conditions contained in that certain Amended and Restated Asset Purchase Agreement, dated as of January 8, 1998 (as amended or modified from time to time, the "Agreement"), between, on the one hand, Payor, and, on the other hand, Pacific USA Holdings Corp., a Texas corporation, Pacific Southwest Bank, a federally chartered savings bank, NAFCO Holding Company, LLC, a Delaware limited liability company ("NAFCO"), and Advantage Funding Group, Inc., a Delaware corporation ("Advantage"). The obligations of Payor hereunder are secured pursuant to the terms of that certain Pledge Agreement, dated as of January 8, 1998 (as amended or modified from time to time, the "Pledge Agreement"), between, on the one hand, Payor, as debtor, and, on the other hand, NAFCO and Advantage, as secured parties.

     2. INTEREST; COMPUTATION OF INTEREST. The unpaid principal balance of this Secured Promissory Note shall bear interest from the date hereof until paid at a rate per annum equal to the Prime Rate plus one (1.0) percentage point; provided that, upon the occurrence and during the continuation of an Event of Default (as that term is defined in the Pledge Agreement, an "Event of Default"), and without affecting any of Payee's other rights hereunder, the unpaid principal balance of this Secured Promissory Note shall bear interest at a rate per annum equal to the Prime Rate plus three (3.0) percentage points. All interest charged under hereunder shall be computed on the basis of a year of three hundred sixty-five (365) or three hundred sixty-six (366) days, as applicable, per year and actual days elapsed. For purposes hereof, the term "Prime Rate" means, for any day, the "Prime Rate" as quoted most recently in the "Southwestern Edition" of The Wall Street Journal.

     3.        REPAYMENT OF THIS SECURED PROMISSORY NOTE; EVENTS OF DEFAULT.

          (a) Upon the date that is the earliest of (i) the date that is three (3) years following the date hereof (the "Maturity Date"), (ii) the date on which an Event of Default of the type described in clauses (v) or (vi) of the definition of "Event of Default" contained in the Pledge Agreement shall have occurred, and (iii) the date, following the occurrence and during the continuation of any Event of Default other than those referenced in clause
(ii) of this Section 3(a), on which Payee has given notice to Payor (in accordance with the provisions of the Agreement) that it has accelerated the obligations of Payor hereunder, Payor shall repay, in full, the outstanding principal balance hereof plus accrued and unpaid interest thereon to such date, such amount being automatically due and payable in full on such date.
          (b) Payor may, at any time or from time to time, prepay all or any part of the balance due under this Secured Promissory Note, without premium or penalty; provided that, together with any prepayment, Payor shall pay all accrued and unpaid interest on the principal amount being prepaid through to the date of payment.

          (c) All amounts due hereunder shall be payable in lawful money of the United States of America in immediately available funds to Payee at its address set forth in Section 1 hereof.

     4. GOVERNING LAW; VENUE; WAIVER OF TRIAL BY JURY. This Secured Promissory Note is subject to the provisions contained in the Agreement relating to governing law, venue, and waiver of trial by jury.

     5. SUCCESSORS AND ASSIGNS. This Secured Promissory Note shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns; provided that neither party may assign or transfer any interest, right, or duty hereunder except as permitted under the Agreement.

     IN WITNESS WHEREOF, Payor has duly executed, and delivered to Payee, this Secured Promissory Note as of the date first written above.

PAYOR:                                        MONACO  FINANCE,  INC.,
                         a  Colorado  corporation

                         By:          ______________________________
                         Its:          _____________________________

                                EXHIBIT M-2

            Form of Monaco/Advantage Registration Rights Agreement

                        REGISTRATION RIGHTS AGREEMENT

     THIS REGISTRATION RIGHTS AGREEMENT (the "Agreement") dated as of ______________, 1998, is made by and between Monaco Finance, Inc., a Colorado corporation (the "Company") and ______________________, a
______________________  ("Pacific").

     For good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties do hereby covenant and agree as follows:

Section  1.          Definitions

     The following terms when used in this Agreement shall have the following meanings:

     "Class A Common Stock" means Class A Common Stock, $.01 par value, of the Company.

     "Commission"  means  the  Securities  and  Exchange  Commission.

     "Exchange Act" means the Securities and Exchange Act of 1934, and the rules and regulations promulgated thereunder, as amended.

     "Preferred Shares" means the _____________ shares of ____________ Preferred Stock, $_______________ par value, of the Company issued to Pacific on the date hereof.

     "Registrable Securities" means (i) the Preferred Shares, (ii) any capital stock of the Company issued as a dividend or other distribution with respect thereto, or in exchange for or in replacement of, the Preferred Shares, and
(iii) shares of Class A Common Stock issued upon conversion of the Preferred Shares.

     "Securities Act" means the Securities Act of 1933, and the rules and regulations promulgated thereunder, as amended.

Section  2.          Request  for  Registration

     (a) Pacific (so long as it or any of its affiliates own at least 25% of the Registrable Securities) may request in a written notice that the Company file a registration statement under the Securities Act covering the registration of all or part of the Registrable Securities. Following receipt of any notice under this Section 2(a) the Company shall use its best efforts to cause to be registered under the Securities Act all Registrable Securities that Pacific has requested be registered in accordance with the manner of disposition specified in such notice by Pacific.
     (b) If Pacific intends to have the Registrable Securities distributed by means of an underwritten offering, then Pacific shall enter into an underwriting agreement in customary form with the underwriter or underwriters. An underwriter or underwriters shall be selected by Pacific and shall be approved by the Company, which approval shall not be unreasonably withheld; provided (i) that all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of Pacific, (ii) that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement shall be conditions precedent to the obligations of Pacific, and (iii) that Pacific shall not be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties to or agreements regarding Pacific, the Registrable Securities and Pacific's intended method of distribution and any other representations required by law or reasonably required by the underwriter.

     (c) The Company shall not be obligated to effect more than two registrations pursuant to this Section 2; provided that a registration requested pursuant to this Section 2 shall not be deemed to have been effected for purposes of this Section 2 unless (i) it has been declared effective by the Commission, (ii) it has remained effective for the period set forth in
Section 6(a), (iii) the offering of Registrable Securities pursuant to such registration is not subject to any stop order, injunction or other order of requirement of the Commission (other than any such stop order, injunction, or other requirement of the Commission prompted by any act or omission of Pacific).

     (d) If the Board of Directors of the Company, in its good faith judgment, determines that any registration of Registrable Securities should not be made or continued due to a valid need not to disclose confidential information or because it would materially interfere with any material financing, acquisition, corporate reorganization or merger or other material transaction involving the Company (collectively, a "Valid Business Reason"), the Company may postpone filing a registration statement relating to a request for registration under this Section 2 until such Valid Business Reason no longer exists, but in no event for more than three months from the date of the notice referred to below, and, in case any such registration statement has been filed the Company may cause such registration statement to be withdrawn and its effectiveness terminated or may postpone amending or supplementing such registration statement; and the Company shall give written notice (a "Delay Notice") of its determination to postpone or withdraw a registration statement and of the fact that the Valid Business Reason for such postponement or withdrawal no longer exists, in each case, promptly after the occurrence thereof. Upon the request of Pacific, the Company will disclose to Pacific the nature of such Valid Business Reason in reasonable detail; provided that Pacific executes a confidentiality agreement reasonably satisfactory to the Company; provided further that any such confidentiality agreement shall terminate upon the earlier of the public disclosure of such Valid Business Reason or three months from the date of such Delay Notice. Notwithstanding the foregoing provisions of this subparagraph (d), no registration statement filed and subsequently withdrawn by reason of any existing or anticipated Valid Business Reason as hereinabove provided shall count as one of the two registration statements referred to in the limitation in Section 2(c) and the Company shall be entitled to serve only one Delay Notice (i) within any period of 180 consecutive days, or (ii) with respect to any three consecutive registrations requested pursuant to this Section 2 or Section 5.

     (e) In the event that Pacific shall determine for any reason not to proceed with a registration at any time before the registration statement has been declared effective by the SEC, and (i) Pacific requests the Company to withdraw such registration statement, if theretofore filed with the SEC, with respect to the Registrable Securities covered thereby, or if the offering is not consummated for any reason and (ii) Pacific agrees to bear its expenses incurred in connection therewith and to reimburse the Company for the expenses incurred by it attributable to the registration of such Registrable Securities, then Pacific shall not be deemed to have exercised its right to require the Company to register Registrable Securities pursuant to this
Section  2.

     (f) Without the written consent of Pacific, neither the Company nor any other holder of securities of the Company may include securities in a registration pursuant to this Section 2 if in the good faith judgment of the managing underwriter of such public offering the inclusion of such securities would interfere with the successful marketing of the Registrable Securities or require the exclusion of any portion of the Registrable Securities to be registered.

Section 3. Incidental Registration. Each time the Company shall determine to proceed with the actual preparation and filing of a registration statement under the Securities Act on any form (other than Form S-4 or Form S-8) that would permit the inclusion of the Registrable Securities in connection with the proposed offer and sale for money of any of its securities by it or any of its security holders, the Company will give written notice of its determination to Pacific. Upon the written request of Pacific given within 30 days after receipt of any such notice from the Company, the Company will, except as herein provided, cause all such shares of Registrable Securities for which Pacific has so requested registration, to be included in such registration statement, all to the extent requisite to permit the sale or other disposition by Pacific of the Registrable Securities to be so registered; provided, however, that nothing herein shall prevent the Company from, at any time, abandoning or delaying any such registration initiated by it. If any registration pursuant to this Section 3 shall be underwritten in whole or in part, the Company may require that the Registrable Securities requested for inclusion pursuant to this Section be included in the underwriting on the same terms and conditions as the securities otherwise being sold through the underwriters. If, in the written opinion of the managing underwriter, the total amount of securities to be so registered, including the Registrable Securities, will exceed the maximum amount of the Company's securities that can be marketed (a) at a price reasonably related to the then current market value of such securities, or (b) without otherwise materially and adversely affecting the entire offering, then the Company shall include in such registration (i) first, all the securities the Company proposes to sell for its own account or is required to register on behalf of any third party exercising rights similar to those granted in Section 2(a) and without having the adverse effect referred to above, and (ii) second, to the extent that the number of securities which the Company proposes to sell for its own account pursuant to this Section 3 or is required to registered on behalf of any third party exercising rights similar to those granted in
Section 2(a) is less than the number of equity securities which the Company has been advised can be sold in such offering without having the adverse effect referred to above, all Registrable Securities requested to be included in such registration by Pacific pursuant to this Section 3; provided that if the number of Registrable Securities requested to be included in such registration by Pacific pursuant to this Section 3, together with the number of securities to be included in such registration pursuant to clause (i) of this Section 3, exceeds the number which the Company has been advised can be sold in such offering without having the adverse effect referred to above, the number of such Registrable Securities requested to be included in such registration by Pacific shall be limited to such extent.

Section 4. Registration on Form S-3. If at any time (a) Pacific requests in writing that the Company file a registration statement on Form S-3 or any successor thereto for a public offering of all or any portion of the Registrable Securities held by Pacific, the reasonably anticipated aggregate price to the public of which would exceed $1,000,000, and (b) the Company is a registrant entitled to use Form S-3 or any successor thereto, then the Company shall use its best efforts to register as soon as practicable under the Securities Act on Form S-3 or any successor thereto, for public sale in accordance with the method of disposition specified in such request, the Registrable Securities specified in such request. Whenever the Company is required by this Section 4 to use its best efforts to effect the registration of Registrable Securities, each of the limitations, procedures and requirements of Section 2(b) and (d) shall apply to such registration; provided, however, that there shall be no limitation on the number of registrations on Form S-3 that may be requested and obtained under this
Section 4. The Company will use its best efforts to qualify and maintain its qualification as a registrant entitled to use Form S-3 or any successor thereto.

Section  5.     Obligations of the Company.  Whenever required under Section
2 or Section 4 to use its best efforts to effect the registration of any Registrable Securities, the Company shall, as expeditiously as possible:

     (a) prepare and file with the Commission a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become and remain effective for the period of the distribution contemplated thereby determined as provided hereafter;

     (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such registration statement, and furnish to Pacific copies of any such amendments and supplements prior to their being used or filed with the Commission;

     (c) furnish to Pacific such numbers of copies of the registration statements and the prospectus included therein (including each preliminary prospectus and any amendments or supplements thereto in conformity with the requirements of the Securities Act) and such other documents and information as Pacific may reasonably request and make available for inspection by the parties referred to in Section 5(d) below such financial and other information and books and records of the Company, and cause the officers, directors, employees, counsel and independent certified public accountants of the Company to respond to such inquiries, as shall be reasonably necessary, in the judgment of the respective counsel referred to in such Section, to conduct a reasonable investigation within the meaning of Section 11 of the Securities Act;

     (d) provide (i) Pacific, (ii) the underwriters (which term, for purposes of this Agreement, shall include a person deemed to be an underwriter within the meaning of Section 2(11) of the Securities Act), if any, thereof,
(iii) the sales or placement agent, if any, therefor, (iv) counsel for such underwriters or agent, and (v) not more than one counsel for Pacific the opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the Commission, and each amendment or supplement thereto;

     (e) use its best efforts to register or qualify the Registrable Securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions within the United States and Puerto
Rico as shall be reasonably appropriate for the distribution of the Registrable Securities covered by the registration statement; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business in or to file a general consent to service of process in any jurisdiction wherein it would not but for the requirements of this paragraph (e) be obligated to do so; and provided further, that the Company shall not be required to qualify such Registrable
Securities in any jurisdiction in which the securities regulatory authority requires that Pacific submit its Registrable Securities to the terms, provisions and restrictions of any escrow, lockup or similar agreement(s) for consent to sell Registrable Securities in such jurisdiction unless Pacific agrees to do so;

     (f) promptly notify Pacific, the sales or placement agent, if any, and the managing underwriter or underwriters, if any, and confirm such advice in writing (i) when such registration statement or the prospectus included therein or any prospectus amendment or supplement or post-effective amendment has been filed, and, with respect to such registration statement or any post-effective amendment, when the same has become effective, (ii) of any comments by the Commission or by any Blue Sky securities commissioner or regulator of any state with respect thereto or any request by the Commission for amendments or supplements to such registration statement or prospectus or for additional information, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the registration statement or the initiation or threatening of any proceedings for the purpose, (iv) if at any time the representations and warranties of the Company contained in any underwriting agreement or other customary agreement cease to be true and correct in all material respects, or (v) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities for the sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose;

     (g) use its best efforts to obtain the withdrawal of any order suspending the effectiveness of such registration statement or any post-effective amendment thereto at the earliest practicable date;

     (h) promptly notify Pacific at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make, in light of the circumstances under which they were made, the statements therein not misleading, and at the request of Pacific promptly prepare and furnish to Pacific a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make, in light of the circumstances under which they were made, the statements therein not misleading;

     (i) furnish, at the request of Pacific, if the method of distribution is by means of an underwriting on the date that the Registrable Securities are delivered to the underwriters for sale pursuant to such registration or if such Registrable Securities are not being sold through underwriters, on the date that the registration statement with respect to such Registrable Securities becomes effective, (1) a signed opinion, dated such date, of the independent legal counsel representing the Company for the purpose of such registration, addressed to the underwriters, if any, and if such Registrable Securities are not being sold through underwriters, then to Pacific as to such matters as such underwriters or Pacific, as the case may be, may reasonably request and as would be customary in such a transaction; and (2) letters dated such date and the date the offering is priced from the independent certified public accountants of the Company, addressed to the underwriters, if any, and if such Registrable Securities are not being sold through underwriters, then to Pacific, and if such accountants refuse to deliver such letters to Pacific, then to the Company (i) stating that they are independent certified public accountants within the meaning of the Securities Act and that, in the opinion of such accountants, the financial statements and other financial data of the Company included in the registration statement or the prospectus, or any amendment or supplement thereto, comply as to form in all material respects with the applicable accounting requirements of the Securities Act and (ii) covering such other financial matters (including information as to the period ending not more than five (5) business days prior to the date of such letters) with respect to the registration in respect of which such letter is being given as such underwriters or Pacific, as the case may be, may reasonably request and as would be customary in such a transaction;

     (j) enter into customary agreements (including if the method of distribution is by means of an underwriting, an underwriting agreement in customary form) and take such other actions as are reasonably required in order to expedite or facilitate the disposition of the Registrable Securities to be so included in the registration statement;

     (k) use its best efforts to obtain the consent or approval of each governmental agency or authority, whether federal, state or local, which may be required to effect registration or the offering or sale in connection therewith or to enable Pacific to offer, or to consummate the disposition of, their Registrable Securities;

     (l) use its best efforts to list the Registrable Securities covered by such registration statement with any securities exchange on which the Common Stock of the Company is then listed.

For purposes of Sections 5(a) and 5(b), and with respect to (i) registration required pursuant to Section 2, (A) the period of distribution of Registrable Securities in a firm commitment underwritten public offering shall be deemed to extend until each underwriter has completed the distribution of all securities purchased by it and (B) the period of distribution of Registrable Securities in any other registration shall be deemed to extend until the earlier of the sale of all Registrable Securities covered thereby and six (6) months after the effective date thereof, and (ii) registrations required pursuant to Section 4, the period of distribution of Registrable Securities in any registration (firm commitment underwritten or otherwise) shall be deemed to extend until the earlier of the sale of all Registrable Securities covered thereby and three (3) months after the effective date thereof.

     Pacific agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in clause (h) of this Section 5, Pacific will forthwith discontinue disposition of the Registrable Securities pursuant to the registration statement covering such Registrable Securities until Pacific's receipt of the copies of the supplemented or amended prospectus contemplated by clause (h) of this Section 5, and, if so directed by the Company, Pacific will deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in Pacific's possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice; provided, however, that any period of time during which Pacific must discontinue disposition of the Registrable Securities shall not be included in the determination of a period of distribution for purposes of Sections 5(a) and 5(b).

Section 6. Furnish Information. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Agreement, that Pacific shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as the Company shall reasonably request and as shall be required in connection with the action to be taken by the Company.

Section  7.          Expenses  of  Registration.    All expenses incurred in
connection with the first registration effected pursuant to Section 2, and each registration pursuant to Section 3 and Section 4 of this Agreement, excluding underwriter's discounts and commissions, but including without limitation all registration, filing and qualification fees, word processing, duplicating, printers' and accounting fees (including the expense of any special audits or "cold comfort" letters required by or incident to such performance and compliance), fees of the National Association of Securities Dealers, Inc. (the "NASD") or listing fees, messenger and deliver expenses, all fees and expenses of complying with state securities or blue sky laws, and fees and disbursements of counsel for the Company and Pacific, shall be paid by the Company; provided, however, that if a registration request pursuant to
Section 2 of this Agreement is subsequently withdrawn at the request of Pacific, Pacific shall bear such expenses; and provided further, that if a registration request pursuant to Section 4 of this Agreement is subsequently withdrawn at the request of Pacific, the Company shall not be required to pay any expenses of such registration proceeding, and Pacific shall bear such expenses. Pacific shall bear and pay the underwriting commissions and discounts applicable to securities offered for their account in connection with any registration, filings, and qualifications made pursuant to this Agreement. In addition, Pacific shall pay all expenses incurred in connection with the second registration effected pursuant to Section 2.

Section  8.            Underwriting  Requirements    In  connection with any
underwritten offering, the Company shall not be required under Section 3 to include Registrable Securities in such underwritten offering, unless Pacific accepts the terms of the underwriting of such offering that have been reasonably agreed upon between the Company and the underwriters selected by the Company.

Section 9. Rule 144 and Rule 144A Information. With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of the Registrable Securities to the public without registration, at all times, the Company agrees to:

     (i) make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act;

     (ii) use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

     (iii) furnish to Pacific forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of such Rule 144 and of the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company as Pacific may reasonably request in availing itself of any rule or regulation of the Commission allowing Pacific to sell any Registrable Security without registration.

Notwithstanding anything contained in this Section 9, the Company may cease to file reports with the Commission under Section 12 of the Exchange Act if it then is permitted to do so pursuant to the Exchange Act and the rules and regulations thereunder.

Section 10. Indemnification. In the event any Registrable Securities are included in a registration statement under this Agreement:

     (a) The Company shall indemnify and hold harmless Pacific, its directors and officers, each person who participates in the offering of such Registrable Securities, including underwriters (as defined in the Securities
Act), and each person, if any, who controls Pacific or participating person within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) to which they may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or proceedings in respect thereof) arise out of or are based on any untrue or alleged untrue statement of a material fact contained in such registration statement, preliminary prospectus, final prospectus or amendments or supplements thereto or arise out of or are based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the indemnity agreement contained in this Section 10(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld); provided, further, that the Company shall not be liable to Pacific, its directors and officers, participating person or controlling person in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in connection with such registration statement, preliminary prospectus, final prospectus or amendments or supplements thereto, in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by Pacific, its directors  and  officers,  participating  person  or  controlling  person; and
provided, further, that the Company will not be liable to Pacific, its directors and officers, participating person or controlling person in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in any registration statement or preliminary prospectus that is corrected in the final registration statement and prospectus (or any amendment or supplement thereto) if the person asserting any such loss, claim, damage, liability or action purchased Registrable Securities but was not sent or given a copy of the final prospectus (as amended or supplemented) at or prior to the written confirmation of the sale of such Registrable Securities to such person in any case where such delivery of the final registration statement and prospectus (as amended or supplemented) is required by the Securities Act and such final prospectus (as amended or supplemented) was previously delivered in a timely manner to Pacific by the Company. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of Pacific, its directors and officers, participating person or controlling person, and shall survive the transfer of such securities by Pacific.

     (b) Pacific shall indemnify and hold harmless the Company, each of its directors and officers, each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, and each agent and any underwriter for the Company (within the meaning of the Securities Act) to the same extent as the foregoing indemnity from the Company to Pacific but only with reference to written information relating to Pacific furnished to the Company expressly for use in connection with such registration; provided, however, that the indemnity agreement contained in this Section 10(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of Pacific (which consent shall not be unreasonably withheld); and provided further, that the liability of Pacific hereunder shall be limited to the proportion of any such loss, claim, damage, liability or expense that is equal to the proportion that the net proceeds from the sale of the shares sold by Pacific under such registration statement bears to the total net proceeds from the sale of all securities sold thereunder, but not in any event to exceed the net proceeds actually received by Pacific from the sale of Registrable Securities by such registration statement.

     (c) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to either of the two preceding paragraphs, such person (the "indemnified party") shall promptly notify the person against whom such indemnity may be sought (the "indemnifying party") in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel, or (ii) the name parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to the actual or potential differing interests between them.
 It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all such indemnified parties and that all such fees and expenses shall be reimbursed as they are incurred. Such firm shall be designated in writing by Pacific, in the case of parties indemnified pursuant to the second preceding paragraph, and by the Company in the case of the parties indemnified pursuant to the first preceding paragraph. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reasons of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second and third sentences of this paragraph, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

     (d) If the indemnification provided for in the first or second paragraph of this Section 10 is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified party in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of material or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages or liabilities referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

     The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 10(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 10, Pacific shall not be required to contribute any amount in excess of the amount of net proceeds received by Pacific from the sale of Registrable Securities covered
by  such  registration  statement.    No  person  guilty  of  fraudulent
misrepresentation (within the meaning of Section 10(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this Section 10 are not exclusive and shall not limit any right or remedies that may otherwise be available to any indemnified party at law or in equity.

Section  11.          Transfer  of  Registration  Rights.

     The registration rights of Pacific under this Agreement may be transferred to (a) any transferee of such Registrable Securities who acquires all Registrable Securities of Pacific or (b) any affiliate of Pacific.

Section  12.          Notices.    All  notices, requests, consents and other
communications required or permitted hereunder shall be in writing and shall be personally delivered, transmitted via facsimile or overnight courier service or mailed first-class postage prepaid, registered or certified mail,

     (a)          if  to  Pacific:

               ___________________________




          with  a  copy  to:

               Pacific  USA  Holdings  Corp.
               3200  Southwest  Freeway,  Suite  1220
               Houston,  Texas  77027
               Attn: Cathryn L. Porter, Chief General Counsel Facsimile No. (713) 871-0155

     (b)          if  to  Company:

               Monaco  Finance,  Inc.
               370  Seventeenth  Street,  Suite  5060
               Denver,  Colorado  80202
               Attn: Irwin L. Sandler, Executive Vice President Facsimile No. (303) 405-6496

and such notices and other communications shall for all purposes of this Agreement be treated as being effective or having been given on the date when personally delivered or when transmitted by facsimile (if confirmation of facsimile receipt has been given), on the date after being deposited with an overnight courier service, or, if sent by mail, four days after deposit in the United States mail, postage prepaid. Any party may change its address for notice by notifying the other party pursuant to the above notice provisions.

Section  13.            Miscellaneous.

          (a) Counterparts. This Agreement may be executed in two or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed and delivered will be deemed to be an original but all of which together will constitute one and the same instrument.

     (b)          Governing  Law.    This Agreement shall be governed by and
construed in accordance with the laws of the State of Colorado, without regard to the application of choice of law principles, except to the extent that such laws are superseded by federal law.

     (c) Binding Agreement. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

     (d) Amendments; No Waivers. Any provision of this Agreement may be amended or waived if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by Pacific and the Company, or in the case of a waiver, by the party against whom the waiver is to be effective. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

     (e) Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions is not affected in any manner adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions be consummated as originally contemplated to the fullest extent possible.

     (f)          Specific  Performance.    The  parties  hereto  agree that
irreparable damage would occur in the event any provision of this Agreement was not performed in accordance with the terms hereof and that the parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or equity.

     IN WITNESS WHEREOF, this REGISTRATION RIGHTS AGREEMENT has been signed and delivered by the parties as of the date first above written.


                              MONACO  FINANCE,  INC.,
                              a  Colorado  corporation


                              By:
                              Name:
                              Title:


                              _____________________________________


                              By:
                              Name:  ______________________
                              Title:  _______________________

                                EXHIBIT M-3

              Form of Monaco/NAFCO Registration Rights Agreement


                       SEE EXHIBIT M-2 ATTACHED HERETO.

                                EXHIBIT M-4

                       Form of Monaco Pledge Agreement


                               PLEDGE AGREEMENT


     This PLEDGE AGREEMENT, dated as of January 8, 1998, is entered into between, on the one hand, MONACO FINANCE, INC., a Delaware corporation ("Debtor"), and, on the other hand, PACIFIC SOUTHWEST BANK, a federally chartered savings bank ("PSB"), NAFCO Holding Company, LLC, a Delaware limited liability company ("NAFCO"), and Advantage Funding Group, Inc., a Delaware corporation ("Advantage"; PSB, NAFCO, and Advantage are sometimes hereinafter collectively referred to as "Secured Party").

                                  Recitals

     A. Debtor, NAFCO, Advantage, PSB, Pacific USA Holdings, Inc., a Texas corporation, and PCF Service, LLC, a Delaware limited liability company, have entered into or are in the process of entering into that certain Asset
Purchase Agreement, dated as of January 8, 1998 (the "Asset Purchase Agreement"), pursuant to which, among other things, Debtor has incurred various obligations owing to each of NAFCO and Advantage.

     B. It is a condition concurrent to the effectiveness of the Asset Purchase Agreement that the parties hereto execute and deliver this Agreement.

     NOW, THEREFORE, in consideration of the above recitals and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto hereby agree as follows:


                                  ARTICLE I

               CERTAIN DEFINITIONS AND RULES OF CONSTRUCTION

     Section  1.1          Certain  Definitions.    As  used  herein:

     "Advantage"  has  the  meaning  set  forth  in the introduction hereto.

     "Affiliate" means, as to any Person, any other Person directly or indirectly controlling or controlled by, or under direct or indirect common control with, such Person. For purposes of this definition: (a) the term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities, by contract, or otherwise; and (b) beneficial ownership of five percent (5%) or more of the voting common equity (on a fully diluted basis) or warrants or other rights to purchase such equity (whether or not currently exercisable) of a Person shall be deemed to constitute control of such Person.

     "Agreement"  means  this  Security Agreement between Debtor and Secured
Party.

     "Asset Purchase Agreement" has the meaning set forth in the recitals hereto.

     "Asset Purchase Documents" has the meaning set forth in the Asset Purchase Agreement.

     "Closing  Date"  has  the  meaning  set  forth  in  the  Asset Purchase
Agreement.

     "Collateral"  has  the  meaning  set  forth  in  Section  2.1.

     "Debtor" has the meaning set forth in the introduction hereto, and includes such Person's permitted successors and assigns.

     "Determination Date" has the meaning set forth in the Asset Purchase Agreement.

     "Event of Default" means the occurrence of any of the following: (i) if, pursuant to the terms and conditions of the Asset Purchase Agreement, Debtor is required to issue certain of the Transaction Shares on the Determination Date, Debtor fails to issue the required Transaction Shares on the Determination Date; (ii) if, pursuant to the terms and conditions of the Asset Purchase Agreement, Debtor is required to issue Notes and not Transaction Shares, Debtor fails to issue any Note as and when required to be issued in accordance with the terms and conditions of the Asset Purchase Agreement; (iii) to the extent any Note is issued by Debtor pursuant to the terms of the Asset Purchase Agreement, Debtor fails to pay when due and payable or when declared due and payable all or any portion of the amounts due under any such Note; (iv) Debtor fails or neglects to perform, keep, or observe any term, provision, condition, covenant, agreement, warranty, or representation contained in any Note (to the extent the same is issued in accordance with the provisions of the Asset Purchase Agreement) or this Agreement; (v) an Insolvency Proceeding is commenced by Debtor; or (vi) an Insolvency Proceeding is commenced against Debtor and is not dismissed within 60 days following the filing thereof.

     "Equity Rights" means, with respect to any Person, any outstanding subscriptions, options, warrants, commitments, preemptive rights or agreements of any kind for the issuance, sale, registration or voting of, or outstanding securities convertible into, any additional shares of capital stock of any class, or partnership or other ownership interests of any type in, such Person.

     "Insolvency Proceeding" means, as to any Person, any proceeding commenced by or against such Person under any provision of the federal Bankruptcy Code or under any other bankruptcy or insolvency law, including assignments for the benefit of, or formal or informal moratoriums, compositions, or extensions generally with, creditors.

     "Issuer"  means  MF  Receivables  Corp.  II,  a  Delaware  corporation.

     "Lien" means, with respect to any asset: (a) any mortgage, lien, pledge, charge, security interest, or encumbrance of any kind in respect of such asset; or (b) any undertaking by a Person not to grant any mortgage, lien, pledge, charge, security interest, or encumbrance to another Person (i.e., a "negative pledge") which has the effect of prohibiting, conditioning, or limiting such a grant for the purpose of securing the Secured Obligations.

     "NAFCO"  has  the  meaning  set  forth  in  the  introduction  hereto.

     "Notes" means, collectively, the Monaco/Advantage Note, the Monaco/NAFCO Note, the Monaco/PSB Note, the Monaco/ANO Note I, and the Monaco/ANO Note II (as each of those terms is defined in the Asset Purchase Agreement).

     "Permitted  Liens"  means,  collectively:    (a)  statutory  Liens  of
landlords, carriers, warehousemen, mechanics, or materialmen, and other Liens (other than Liens in connection with any environmental law and any Lien imposed under ERISA) imposed by law and incurred in the ordinary course of business of Debtor for sums either not yet delinquent or being contested in good faith by appropriate proceedings promptly instituted and diligently conducted and for which adequate reserves have been established in accordance with generally accepted accounting principles (if so required); (b) Liens (other than Liens in connection with any environmental law and any Lien imposed under ERISA) incurred or deposits made in the ordinary course of business of Debtor in connection with workers' compensation, unemployment insurance, and other types of social security, or to secure the performance of statutory obligations, surety and appeal bonds, leases, or other similar obligations; (c) banker's Liens in the nature of rights of setoff arising in the ordinary course of business of Debtor; (d) Liens for taxes, assessments or other governmental charges or statutory obligations that are not delinquent or remain payable without any penalty or that are being contested in good faith by appropriate proceedings promptly instituted and diligently conducted and for which adequate reserves have been established in accordance with generally accepted accounting principles (if so required); and (e) Liens in favor of Secured Party.

     "Person" means an individual, a corporation, a limited liability company, a partnership, an association, a trust, or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

     "Pledged  Stock"  has  the  meaning  set  forth  in  Section  2.1(a).

     "PSB"  has  the  meaning  set  forth  in  the  introduction  hereto.

     "Secured  Obligations"  means,  collectively:   (a) if, pursuant to the
terms and conditions of the Asset Purchase Agreement, Debtor is required to issue certain of the Transaction Shares on the Determination Date, the obligation of Debtor to issue such required Transaction Shares on the Determination Date in accordance with the terms and conditions of the Asset Purchase Agreement; (b) if, pursuant to the terms and conditions of the Asset Purchase Agreement, Debtor is required to issue the Notes and not the Transaction Shares, the obligation of Debtor to issue the Notes as and when required to be issued in accordance with the terms and conditions of the Asset Purchase Agreement; and (c) to the extent the Notes, and not the Transaction Shares, are required by the terms and conditions of the Asset Purchase
Agreement to be issued by Debtor, all debt and other obligations or liabilities of Debtor of every kind and character, owed to PSB, NAFCO, or Advantage, as applicable, arising out of or in connection with the Notes, including any modifications, amendments, extensions, restatements or renewals of, supplements to, or substitutions or replacements for, any one or more of the Notes, and including all such debt, obligations, and liabilities, whether for principal, interest (including interest that would have accrued but for the filing of an Insolvency Proceeding with respect to Debtor), reimbursement obligations, fees, costs, expenses, premiums, charges, attorneys' fees, indemnity, whether heretofore, now, or hereafter made, incurred or created, whether voluntarily or involuntarily arising, whether or not due, whether absolute or contingent, liquidated or unliquidated, or determined or undetermined and whether Debtor may be liable individually or jointly with others.

     "Secured Party" has the meaning set forth in the introduction hereto and includes such Persons' permitted successors and assigns.

     "Stock  Collateral"  has  the  meaning  set  forth in Section 2.1(a).

     "Transaction Shares" has the meaning set forth in the Asset Purchase Agreement.

     "Trust Agreement" means that certain Trust and Security Agreement, dated as of June 1, 1997 (as amended or modified from time to time), among the Issuer, as the transferor, Debtor, as servicer, and Norwest Bank Minnesota National Association, as indenture trustee and back-up servicer.

     "UCC" means the Uniform Commercial Code as the same may from time to time be in effect in the State of Texas, and any successor statute; provided that, if, by reason of mandatory provisions of law, the validity or perfection of any security interest granted herein is governed by the Uniform Commercial Code as in effect in a jurisdiction other than Texas, then, as to the validity or perfection of such security interest, "UCC" shall mean the Uniform Commercial Code as in effect from time to time in such other jurisdiction and any successor statute.

     Section 1.2 Certain Rules of Construction. Unless the context of this Agreement clearly requires otherwise: (a) references to the plural include the singular and to the singular include the plural; (b) references to any gender include any other gender; (c) the part includes the whole; (d) the terms "include" and "including" are not limiting; and (e) the term "or" has the inclusive meaning represented by the phrase "and/or." The terms "hereof," "herein," "hereby," and "hereunder," and other similar terms in this Agreement, refer to this Agreement as a whole and not to any particular
provision  of  this  Agreement.    References  in  this  Agreement  to  any
"determination," or any matter being "determined," by Secured Party include good faith estimates (in the case of quantitative determinations), and good faith beliefs (in the case of qualitative determinations) by Secured Party and mean that any such determination so made shall be conclusive absent manifest error. Unless otherwise specified, section and subsection references are to this Agreement. Unless otherwise defined herein, all terms used herein which are defined in the UCC shall have the meaning ascribed thereto therein. Any reference to any statute, law, or regulation shall include all amendments thereto and revisions thereof. Any reference to this Agreement or any Asset Purchase Document includes all permitted alterations, amendments, changes, extensions, modifications, renewals, or supplements thereto or thereof, as applicable.


                                  ARTICLE II

                   GRANT OF SECURITY INTEREST; COLLATERAL

     Section 2.1 Grant of Security Interest. To secure the prompt payment and performance in full of all of the Secured Obligations, Debtor hereby grants to Secured Party a continuing security interest in and to, and a lien upon, all of Debtor's now owned or hereafter acquired or arising right, title, and interest in, to, and upon all now owned or hereafter acquired or arising: (a) (i) shares of capital stock of Issuer now owned (as identified on Schedule 1) or hereafter acquired by Debtor, together with, in each case, the certificates representing the same (collectively, the "Pledged Stock"); and (ii) shares, securities, moneys or property representing a dividend on, or a distribution or return of capital in respect of any of the Pledged Stock, resulting from a split-up, revision, reclassification or other like change of any of the Pledged Stock or otherwise received in exchange for any of the Pledged Stock and all Equity Rights issued to the holders of, or otherwise in respect of, any of the Pledged Stock (collectively, and together with the property described in clause (i) above, the "Stock Collateral"), provided that any dividend, distribution or return of capital in the form of cash permitted by the provisions hereof shall not be a part of the Stock Collateral; (b) to the extent related to all or any part of the other Stock
Collateral, all minute books, share transfer books/registers and records relating to transactions with the Issuer; and (c) all proceeds and products in whatever form of all or any portion of the foregoing (collectively, the "Collateral").

     Section  2.2      Perfection  2.2     Perfection .  Concurrently with
the execution and delivery of this Agreement, Debtor shall (a) deliver to Secured Party all certificates identified in Schedule 1, accompanied by undated stock powers duly executed in blank and (b) take all such other actions as shall be necessary or as Secured Party may reasonably request to perfect and establish the priority of the Liens granted by this Agreement.

     Section 2.3     Preservation and Protection of Security Interests 2.3
  Preservation  and  Protection  of  Security  Interests  .    Debtor shall:

          (a) upon the acquisition after the Closing Date by Debtor of any Stock Collateral, promptly either (i) transfer and deliver to Secured Party all such Stock Collateral (together with the certificates representing any securities included in such Stock Collateral, duly endorsed in blank or accompanied by updated stock powers duly executed in blank) or (ii) take such other action as Secured Party shall reasonably deem necessary or appropriate to perfect, and establish the priority of, the Liens granted by this Agreement in such Stock Collateral; and

          (b) give, execute, deliver, file or record any and all financing statements, notices, contracts, agreements or other instruments, obtain any and all governmental approvals and take any and all steps that may be necessary or as Secured Party may reasonably request to create, perfect, establish the priority of, or to preserve the validity, perfection or priority of, the Liens granted by this Agreement or to enable Secured Party to exercise and enforce Secured Party's rights, remedies, powers and privileges under this Agreement with respect to such Liens, including causing any or all of the Stock Collateral to be transferred of record into the name of Secured Party or Secured Party's nominee (and Secured Party agrees that if any Stock Collateral is transferred into Secured Party's name or the name of Secured Party's nominee, Secured Party will thereafter promptly give to Debtor copies of any notices and communications received by Secured Party with respect to the Stock Collateral pledged by Debtor).

     Section  2.4          Grant  of  Proxy;  Appointment of Secured Party as
Attorney-in-Fact  2.4        Grant of Proxy; Appointment of Secured Party as
Attorney-in-Fact  .

          (a) Subject to the rights of Debtor under Section 2.5, Debtor hereby grants to Secured Party a proxy to vote all shares of the Pledged
Stock.    Such proxy, being coupled with an interest, is irrevocable until all of  the  Secured  Obligations  have  been  paid  in  full.

          (b) DEBTOR HEREBY APPOINTS SECURED PARTY AND ANY DESIGNEE OF SECURED PARTY AS DEBTOR'S ATTORNEY-IN-FACT AND AUTHORIZES SECURED PARTY OR SUCH DESIGNEE, AT DEBTOR'S SOLE EXPENSE, TO EXERCISE AT ANY TIME IN SECURED PARTY'S OR SUCH DESIGNEE'S DISCRETION ALL OR ANY OF THE FOLLOWING POWERS (SUCH POWER OF ATTORNEY, BEING COUPLED WITH AN INTEREST, BEING IRREVOCABLE UNTIL ALL OF THE SECURED OBLIGATIONS HAVE BEEN PAID IN FULL): (i) so long as an Event of Default has occurred and is continuing: (A) to ask, demand, collect, sue for, recover, receive and give receipt and discharge for amounts due and to become due under and in respect of all or any part of the Collateral; (B) to receive, endorse and collect any drafts, instruments, documents and chattel paper in connection with clause (A) above; (C) to file any claims or take any action or proceeding that Secured Party may deem necessary or advisable for the collection of all or any part of the Collateral; (D) to execute, in connection with any sale or disposition of the Collateral permitted hereunder, any endorsements, assignments, bills of sale or other instruments of conveyance or transfer with respect to all or any part of the Collateral; (E) to use the materials, services, and books and records of Debtor for the purpose of liquidating or collecting the Collateral, whether by foreclosure, auction, or otherwise; (F) to remove the same to the premises of Secured Party of any designated agent for such time as Secured Party may desire in order effectively collect or liquidate the Collateral; and (G) to exercise (1) all voting, consensual, and other rights and powers pertaining to the Collateral (whether or not transferred into the name of Secured Party), at any meeting of shareholders, partners, members, or otherwise, and (2) any and all rights of conversion, exchange, subscription, and any other rights, privileges, or options pertaining to the Collateral as if it were the absolute owner thereof; and (b) to execute in the name of Debtor and file against Debtor in favor of Secured Party or Secured Party's designee financing statements or amendments with respect to the Collateral.

     Section 2.5 Special Provisions Relating to Stock Collateral 2.5 Special Provisions Relating to Stock Collateral .
          (a) So long as no Event of Default shall have occurred and be continuing, Debtor shall have the right to exercise all voting, consensual and other powers of ownership pertaining to the Stock Collateral for all purposes not inconsistent with the terms of the Asset Purchase Agreement or any Asset Purchase Document, provided that Debtor agrees that Debtor will not vote the Stock Collateral in any manner that is inconsistent with the terms of the Asset Purchase Agreement or any Asset Purchase Document. Secured Party shall, at Debtor's expense, execute and deliver to Debtor or cause to be executed and delivered to Debtor all such proxies, powers of attorney, dividend and other orders and other instruments, without recourse, as Debtor may reasonably request for the purpose of enabling Debtor to exercise the rights and powers which Debtor is entitled to exercise pursuant to this Section 2.5(a).

          (b) If any Event of Default shall have occurred and be continuing, and whether or not Secured Party exercises any available right to declare any Secured Obligations due and payable or seeks or pursues any other right, remedy, power or privilege available to Secured Party under applicable law, this Agreement or any Asset Purchase Document, Secured Party shall be entitled to vote the proxy granted to Secured Party pursuant to Section 2.4(a).

          (c) Debtor shall be entitled (to the extent not inconsistent with the terms of the Asset Purchase Agreement or any Asset Purchase Document) to receive and retain any interest, income, dividends, distributions and other amounts paid or payable in respect of any Collateral (including Stock Collateral); provided that, if an Event of Default shall have occurred and be continuing (or would otherwise result by virtue thereof), and whether or not Secured Party exercises any available right to declare any Secured Obligations due and payable or seeks or pursues any other right, remedy, power or privilege available to Secured Party under applicable law, this Agreement or any Asset Purchase Document, all interest, dividends, distributions, and other amounts paid or payable in respect of the Collateral shall be paid directly to Secured Party and be retained by Secured Party as part of the Collateral (except to the extent applied upon receipt to the payment of the Secured Obligations). Upon the occurrence and during the continuation of an Event of Default, Secured Party shall also be entitled to receive directly:
(i) all interest, income, dividends, distributions, or other amounts paid or payable in cash or other property in respect of any Collateral in connection with the dissolution, liquidation, recapitalization, or reclassification of the capital of the applicable issuer to the extent representing (in the reasonable judgment of Secured Party) an extraordinary, liquidating, or other distribution in return of capital; and (ii) all additional membership interests, warrants, options, or other securities or property (other than cash) paid or payable or distributed or distributable in respect of any Collateral in connection with any noncash dividend, distribution, return of capital, spin-off, stock split, split-up, reclassification, combination of shares or interests or similar arrangement. All interest, income, dividends, distributions, or other amounts that are received by Debtor in violation of the provisions hereof shall be received in trust for the benefit of Secured Party, shall be segregated from other property or funds of Debtor, and shall be forthwith delivered to Secured Party as Collateral in the same form as so received (with any necessary endorsements).

     Section      2.6     Termination 2.6     Termination .  Upon the date
which is the earlier of (a) if, pursuant to the terms and conditions of the Asset Purchase Agreement, Debtor is required to issue Transaction Shares on the Determination Date and Debtor issues such required Transaction Shares, the Determination Date and (b) the date on which all Secured Obligations shall have been paid and performed in full, this Agreement shall automatically terminate, and Secured Party shall forthwith cause to be assigned, transferred and delivered, against receipt but without any recourse, warranty or representation whatsoever, any remaining Collateral and money received in respect of the Collateral, to or on the order of Debtor.

     Section         2.7     Secured Party's Duties 2.7     Secured Party's
Duties  .    Secured  Party shall have no duty to exercise any of the rights, privileges or powers afforded to Secured Party hereunder and shall not be responsible to Debtor, the Issuer or any other Person for any failure to do so or delay in doing so. Notwithstanding anything to the contrary contained herein, in the Asset Purchase Agreement, the Asset Purchase Documents, or any other agreement, document, or instrument entered into in connection with the foregoing, Secured Party agrees that, if it becomes the registered owner of any or all of the Stock Collateral, it will not (a) take any action that would cause Debtor or the Issuer to breach any of their respective covenants under the Transaction Documents (as that term is defined in the Trust Agreement); or
(b) so long as the Trust Agreement is in effect, file any involuntary petition or otherwise institute any bankruptcy, reorganization, insolvency or liquidation proceeding or other proceeding under any federal or state bankruptcy or similar law (for purposes of this section, any such petition or proceeding is hereinafter referred to as an "insolvency proceeding") against the Issuer or consent to, or otherwise permit, the inclusion of any assets of the Issuer in any insolvency proceeding of Debtor, Secured Party, or any other Person then holding any Stock Collateral.


                                 ARTICLE III

                  REPRESENTATIONS, WARRANTIES, AND COVENANTS

     Debtor hereby represents, warrants, and covenants to Secured Party at all times as follows:

     Section          3.1        Title 3.1     Title .  Debtor is the sole
beneficial owner of the Collateral in which Debtor purports to grant a Lien pursuant to this Agreement, and such Collateral is free and clear of all Liens (and, with respect to the Stock Collateral, of any Equity Right in favor of any other Person), except Permitted Liens.

     Section          3.2          Pledged  Stock

          (a) The Pledged Stock evidenced by the certificates identified on Schedule 1 has been, and upon issuance any additional Pledged Stock will be, duly authorized, validly existing, fully paid and non-assessable, and none of such Pledged Stock is subject to any contractual restriction, or any restriction under the charter or by-laws of the respective Issuer of such Pledged Stock, upon the transfer of such Pledged Stock (except for any such restriction contained in the Asset Purchase Agreement or any Asset Purchase Document).

          (b) The Pledged Stock evidenced by the certificate(s) identified in Schedule 1 constitutes 100% of all of the issued and outstanding shares of each class of capital stock of the Issuer, and all of such stock is
beneficially  owned  by  Debtor  on  the  Closing  Date.   Annex 1 correctly
identifies, as at the Closing Date, the class and par value of the shares comprising such Pledged Stock and the number (and registered owner) of the shares evidenced by each such certificate.

          (c) No securities convertible into or exchangeable for any shares of capital stock of the Pledged Stock, or any options, warrants or other commitments entitling any Person to purchase or otherwise acquire any shares of capital stock of the Pledged Stock, are issued and outstanding.

          (d) There are no restrictions on the transferability of the Pledged Stock to Secured Party or with respect to the foreclosure, transfer or disposition thereof by Secured Party (except as set forth in the Transaction Documents (as that term is defined in the Trust Agreement)), and there are no shareholders agreements, voting trusts, proxy agreements or other agreements or understandings which affect or relate to the voting or giving of written consents with respect to any of the Pledged Stock.

     Section 3.3 Enforceability; Priority of Security Interest This Agreement (a) creates an enforceable perfected and first priority security interest in and pledge of the Collateral upon delivery thereof pursuant to
Section 2.2, and (b) will create an enforceable perfected and first priority security interest in and pledge of any additional Pledged Stock upon delivery thereof pursuant to Section 2.2 (or upon the taking of such other action with respect thereto as may be requested by Secured Party), in each case securing the payment and performance of the Secured Obligations.

     Section 3.4 Location of Debtor Debtor's place of business and chief executive office is located at its address for notices set forth in the Asset Purchase Agreement.

     Section 3.5 Shareholders Agreements; Issuance of Additional Shares. Debtor will not enter into any shareholders agreement, voting trust, proxy agreement, tax sharing agreement or other agreement or understanding which affects or relates to (a) the voting or giving of written consents or (b) the making of distributions with respect to any of the Collateral that is inconsistent with the terms of the Asset Purchase Agreement or any Asset Purchase Document. Debtor will not consent to or approve, or allow any Issuer to consent to or approve, the issuance to any Person of any additional shares of any class of capital stock of such Issuer, or of any securities convertible into or exchangeable for any such shares, or any warrants, options or other rights to purchase or otherwise acquire any such shares.

     Section     3.6     Notices to Secured Party Debtor will notify Secured
Party: (a) promptly, of any potentially material dispute between Debtor or any of Debtor's Affiliates and any government authority; (b) promptly, of any Event of Default; (c) not less than 60 days prior to any change in Debtor's or the Issuer's name, legal structure, place of business, or chief executive office, of any such change; or (d) promptly, of any loss, damage, investigation, action, proceeding or claim relating to the Collateral.

     Section 3.7 Certain Restricted Actions. Debtor shall not directly or indirectly sell, lease, transfer, assign, further encumber, abandon or otherwise dispose of any part of the Collateral, and Debtor will not assume or allow any Lien on the Collateral except for Permitted Liens.

     Section 3.8 Inspection of Property, Books andDebtor will keep proper books of record and account in which full, true, and correct entries shall be made of all dealings and transactions in relation to the Collateral. Subject to limitations imposed by law or contract on access to and dissemination of confidential information, Debtor will permit representatives of Secured Party to inspect the Collateral at such reasonable times as may reasonably be desired, upon reasonable advance notice to Debtor.

     Section  3.9          Organization  and  Good  Standing.    Debtor is a
corporation duly organized, validly existing and in good standing under the law of the State of Colorado and is qualified to transact business in each state where the nature of its business requires it to qualify, except to the extent that the failure to so qualify would not in the aggregate materially adversely affect the ability of Debtor to perform its obligations hereunder.

     Section 3.10 Authorization. Debtor has the power, authority and legal right to execute, deliver and perform under the terms of this Agreement and the execution, delivery and performance of this Agreement has been duly authorized by Debtor by all necessary corporate action.

     Section 3.11 Binding Obligation. This Agreement, assuming the due authorization, execution and delivery by the other parties hereto, constitutes a legal, valid and binding obligation of Debtor, enforceable against Debtor in accordance with its terms except that (A) such enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws (whether statutory, regulatory or decisional) now or hereafter in effect relating to creditors' rights generally and (B) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to certain equitable defenses and to the discretion of the court before which any proceeding therefor may be brought, whether a proceeding at law or in equity.

     Section 3.12 No Violation. The consummation of the transactions contemplated by the fulfillment of the terms of this Agreement will not conflict with, result in any breach of any of the terms and provisions of or constitute (with or without notice, lapse of time or both) a default under the organizational documents or bylaws of Debtor, or any indenture, agreement, mortgage, deed of trust or other instrument to which Debtor is a party or by which it is bound (including the Trust Agreement), or in the creation or imposition of any Lien upon any of its properties pursuant to the terms of such indenture, agreement, mortgage, deed of trust or other such instrument, or violate any law, or any order, rule or regulation applicable to Debtor of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over Debtor or any of its properties.

     Section 3.13 Approvals. All approvals, authorizations, consents, orders or other actions of any person, or of any court, governmental agency or body or official, required in connection with the execution and delivery of this Agreement have been or will be taken or obtained on or prior to the Closing Date.

     Section 3.14 Further Assurances Debtor will make, execute, endorse, acknowledge, and deliver any amendments, modifications, or supplements hereto and restatements hereof and any other agreements, documents, or instruments, and take any and all other actions, as may from time to time be reasonably requested by Secured Party to perfect and maintain the validity and priority of the Liens granted pursuant hereto and to effect, confirm, or further assure or protect and preserve the interests, rights, and remedies of Secured Party under this Agreement.

                                  ARTICLE IV

   RIGHTS AGAINST THIRD PARTIES; ELECTION OF REMEDIES; WAIVERS; PROCEEDS

     Section  4.1          Certain  Remedies
          (a) Upon the occurrence and during the continuation of an Event of Default, Secured Party shall have the right in Secured Party's discretion to determine which rights, security, Liens, or remedies Secured Party shall at any time pursue, relinquish, subordinate, modify or take any other action with respect thereto, without in any way modifying or affecting any of them or any of Secured Party's rights hereunder or the Secured Obligations, and Secured Party, among Secured Party's other rights and remedies, shall have all of the rights and remedies of a secured party under the UCC. Without in any way limiting the generality of the foregoing, Secured Party may, upon the occurrence and during the continuation of an Event of Default: (i) subject to compliance with the terms of Section 9-504 of the UCC, cause the Collateral to be transferred to Secured Party's name or in the name of a nominee and, thereafter, exercise all of the rights, powers, and remedies of an owner thereof; and (ii) sell, resell, assign and deliver, in Secured Party's discretion, all or any of the Collateral, in one or more parcels, at public or private sale, at any of Secured Party's offices or elsewhere (including on any securities exchange on which any Investment Collateral may be listed), for cash, upon credit, or for future delivery, at such time or times and at such price or prices and upon such other terms as Secured Party may deem satisfactory. No demand, presentment, protest, advertisement, or notice of any kind (except any notice required by law, as referred to below), all of which are hereby expressly waived by Debtor, shall be required in connection with any sale or other disposition of all or any part of the Collateral. If any notice of a proposed sale or other disposition of all or any part of the Collateral shall be required under applicable law, Secured Party shall give Debtor at least 10 days prior notice of the time and place of any public sale and of the time after which any private sale or other disposition is to be made, which notice Debtor agrees is commercially reasonable. Secured Party shall not be obligated to make any sale of Collateral if Secured Party shall determine not to do so, regardless of the fact that notice of sale may have been given. Secured Party may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. Upon each public sale and, to the extent permitted by applicable law, upon each private sale, Secured Party may purchase all or any of the Collateral being sold, free from any equity, right of redemption, or other claim or demand, and may make payment therefor by endorsement and application (without recourse) of the Secured Obligations in lieu of cash as a credit on account of the purchase price for such Collateral. The enumeration of the rights and remedies of Secured Party in this Article IV is not intended to be exhaustive and the exercise of any such rights or remedies shall not preclude the exercise of any other rights or remedies, all of which shall be cumulative.

          (b) Secured Party shall incur no liability as a result of the sale, lease, or other disposition of all or any part of the Collateral at any private sale pursuant to this Section 4.1 conducted in a commercially reasonable manner. Debtor hereby waives any claims against Secured Party arising by reason of the fact that the price at which all or any portion of the Collateral may have been sold at such private sale was less than the price which might have been obtained at a public sale or was less than the aggregate amount of the Secured Obligations, even if Secured Party accepts the first offer received and does not offer such Collateral to more than one offeree.

          (c) Debtor recognizes that, by reason of certain prohibitions contained in the Securities Act of 1933, as amended, and applicable state or foreign securities laws, Secured Party may be compelled, with respect to any sale of all or any portion of the Collateral, to limit purchasers to those who will agree, among other things, to acquire the Collateral (or any portion thereof) for their own account, for investment, and not with a view to distribution or sale. Debtor acknowledges that any such private sales may be at prices and on terms less favorable to Secured Party than those obtainable through a public sale without such restrictions, and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner and that Secured Party shall have no obligation to engage in public sales and no obligation to delay the sale of any Collateral for the period of time necessary to permit the respective Issuer of such Collateral to register it for public sale.

     Section  4.2          Application  of  Proceeds 4.2     Application of
Proceeds . The proceeds from any sale or other disposition of Collateral by Secured Party shall first be applied to any costs and expenses incurred by
Secured Party or any of Secured Party's agents or representatives in connection with any sale thereof, with the balance, if any, of such proceeds to be applied toward the payment of any Secured Obligations in any manner deemed appropriate by Secured Party. Any deficiency will be paid to Secured Party forthwith upon demand. Any surplus will be paid by Secured Party, subject to the claims of third Persons, to Debtor.

                                  ARTICLE V

                             GENERAL PROVISIONS

     Section  5.1          Notices.    All  notices,  requests,  and  other
communications to any party under this Agreement shall be made in accordance with the provisions of the Asset Purchase Agreement.

     Section 5.2 Expenses; Indemnification. Debtor shall pay, if an Event of Default occurs, all reasonable out-of-pocket expenses incurred by Secured Party, including reasonable fees and disbursements of counsel, in connection with such Event of Default and collection and other enforcement proceedings resulting therefrom. Debtor shall also indemnify Secured Party and hold Secured Party harmless from and against any and all liabilities, losses, damages, costs, and expenses of any kind (including the reasonable fees and disbursements of counsel of Secured Party in connection with, or arising out of or attributable to any investigative, administrative, or judicial proceeding, whether or not Secured Party shall be designated a party thereto), which may be incurred by Secured Party, directly or indirectly relating to or arising out of this Agreement; provided that Secured Party shall not have the right to be indemnified hereunder for Secured Party's own gross negligence or willful misconduct.

     Section 5.3 Counterparts; Telefacsimile Signatures. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if all signatures were upon the same instrument. Delivery of an executed counterpart of the signature page to this Agreement by telefacsimile shall be effective as delivery of a manually executed counterpart of this Agreement, and any party delivering such an executed counterpart of the signature page to this Agreement by telefacsimile to any other party shall thereafter also promptly deliver a manually executed counterpart of this Agreement to such other party, provided that the failure to deliver such manually executed counterpart shall not affect the validity, enforceability, or binding effect of this Agreement.

     Section  5.4          Survival.    All  representations, warranties and
agree-ments herein contained on the part of Debtor shall be continuing and effective so long as any Secured Obligations remain outstanding.

     Section 5.5 Severability of Provisions. In the event any one or more of the provisions contained in this Agreement is held to be invalid, illegal or unenforceable in any respect, then such provision shall be ineffective only to the extent of such prohibition or invalidity, and the validity, legal-ity, and enforceability of the remaining provi-sions contained herein shall not in any way be affected or impaired thereby.

     Section 5.6 Amendment and Waiver. This Agreement may not be changed, modi-fied, amended, or terminated except by a writing duly exe-cuted by Debtor and Secured Party.

     Section 5.7 No Waiver. No failure to exercise and no delay in exercising any right, power, or remedy hereunder shall impair any right, power, or remedy which Secured Party may have, nor shall any such delay be construed to be a waiver of any of such rights, powers, or remedies, or any acqui-escence in any breach or default hereunder; nor shall any waiver of any breach or default of Debtor hereunder be deemed a waiver of any default or breach subsequently occurring. All rights and remedies granted to Secured Party hereunder shall remain in full force and effect notwithstanding any single or partial exercise of, or any discontinuance of action begun to enforce, any such right or remedy. The rights and remedies specified herein are cumulative and not exclusive of each other or of any rights or remedies which Secured Party would otherwise have. Any waiver, permit, consent or approval by Secured Party of any breach or default hereunder must be in writing and shall be effective only to the extent set forth in such writing and only as to that specific instance.
     Section 5.8 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of Debtor and Secured Party and their respec-tive successors and assigns (as permitted by the Asset Purchase Agreement.

     Section  5.9          Consent  to  Jurisdiction;  Waiver of Jury Trial.

     (A) THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF TEXAS.

     (B) IN ANY LEGAL ACTION RELATING TO THIS AGREEMENT OR RELATING TO ANY OTHER DEALINGS AND NEGOTIATIONS BETWEEN THE PARTIES, EACH PARTY AGREES (I) TO THE EXERCISE OF JURISDICTION OVER IT BY A FEDERAL COURT SITTING IN DALLAS, TEXAS OR DENVER, COLORADO; AND (II) IF EITHER PARTY BRINGS A LEGAL ACTION, IT SHALL BE INSTITUTED IN ONE OF THE COURTS SPECIFIED IN SUBPARAGRAPH (I) ABOVE.

     (C) THE PARTIES EACH HEREBY WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY LEGAL ACTION WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE ARISING OUT OF, CONNECTED WITH, RELATED TO, OR IN CONNECTION WITH THIS AGREEMENT. INSTEAD, ANY LEGAL ACTION RESOLVED IN COURT WILL BE RESOLVED IN A BENCH TRIAL WITHOUT A JURY.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized signatories as of the dated first written above.

DEBTOR:                       MONACO FINANCE, INC.,
                              a  Colorado  corporation

                              By:
                              Name:          Irwin  L.  Sandler
                              Title:         Executive  Vice  President


SECURED  PARTY:               PACIFIC SOUTHWEST BANK,
                              a  federally  chartered  savings  bank

                              By:
                              Name:    Bobby  Hashaway
                              Title:    Executive  Vice  President


                              NAFCO  HOLDING  COMPANY,  LLC,
                              a  Delaware  limited  liability  company

                              By:
                              Name:          Robert  Womack
                              Title:          Chief  Financial  Officer


                              ADVANTAGE  FUNDING  GROUP,  INC,
                              a  Delaware  corporation

                              By:
                              Name:          Robert  Womack
                              Title:          Vice  President

                                 Schedule 1

                            SCHEDULE OF COLLATERAL

Issuer:                    MF  Receivables  Corp. II, a Delaware corporation

          Certificate  Number:          1
          Representing:                    1,000  Shares  of  Common  Stock

                                EXHIBIT M-5

               Form of Monaco/PSB Registration Rights Agreement

                        REGISTRATION RIGHTS AGREEMENT

     THIS REGISTRATION RIGHTS AGREEMENT (the "Agreement") dated as of ______________, 1998, is made by and between Monaco Finance, Inc., a Colorado corporation (the "Company") and ______________________________ ("Pacific").

     For good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties do hereby covenant and agree as follows:

Section  1.          Definitions

     The following terms when used in this Agreement shall have the following meanings:

     "Class A Common Shares" means the _____________ shares of Class A Common Stock, $.01 par value, of the Company issued to Pacific on the date hereof. At Pacific's request, the Company shall register the Class A Common Shares in the name of a wholly owned subsidiary of Pacific. In such event, the term
"Pacific"  shall  include  such  wholly  owned  subsidiary.

     "Commission"  means  the  Securities  and  Exchange  Commission.

     "Exchange Act" means the Securities and Exchange Act of 1934, and the rules and regulations promulgated thereunder, as amended.

     "Registrable Securities" means (i) the Class A Common Shares and (ii) any capital stock of the Company issued as a dividend or other distribution with respect thereto, or in exchange for or in replacement of, the Class A Common Shares.

     "Securities Act" means the Securities Act of 1933, and the rules and regulations promulgated thereunder, as amended.

Section  2.          Request  for  Registration

     (a) Pacific (so long as it or any of its affiliates own at least 25% of the Registrable Securities) may request in a written notice that the Company file a registration statement under the Securities Act covering the registration of all or part of the Registrable Securities. Following receipt of any notice under this Section 2(a) the Company shall use its best efforts to cause to be registered under the Securities Act all Registrable Securities that Pacific has requested be registered in accordance with the manner of disposition specified in such notice by Pacific.

     (b) If Pacific intends to have the Registrable Securities distributed by means of an underwritten offering, then Pacific shall enter into an underwriting agreement in customary form with the underwriter or underwriters. An underwriter or underwriters shall be selected by Pacific and shall be approved by the Company, which approval shall not be unreasonably withheld; provided (i) that all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of Pacific, (ii) that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement shall be conditions precedent to the obligations of Pacific, and (iii) that Pacific shall not be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties to or agreements regarding Pacific, the Registrable Securities and Pacific's intended method of distribution and any other representations required by law or reasonably required by the underwriter.

     (c) The Company shall not be obligated to effect more than two registrations pursuant to this Section 2; provided that a registration requested pursuant to this Section 2 shall not be deemed to have been effected for purposes of this Section 2 unless (i) it has been declared effective by the Commission, (ii) it has remained effective for the period set forth in
Section 6(a), (iii) the offering of Registrable Securities pursuant to such registration is not subject to any stop order, injunction or other order of requirement of the Commission (other than any such stop order, injunction, or other requirement of the Commission prompted by any act or omission of Pacific).

     (d) If the Board of Directors of the Company, in its good faith judgment, determines that any registration of Registrable Securities should not be made or continued due to a valid need not to disclose confidential information or because it would materially interfere with any material financing, acquisition, corporate reorganization or merger or other material transaction involving the Company (collectively, a "Valid Business Reason"), the Company may postpone filing a registration statement relating to a request for registration under this Section 2 until such Valid Business Reason no longer exists, but in no event for more than three months from the date of the notice referred to below, and, in case any such registration statement has been filed the Company may cause such registration statement to be withdrawn and its effectiveness terminated or may postpone amending or supplementing such registration statement; and the Company shall give written notice (a "Delay Notice") of its determination to postpone or withdraw a registration statement and of the fact that the Valid Business Reason for such postponement or withdrawal no longer exists, in each case, promptly after the occurrence thereof. Upon the request of Pacific, the Company will disclose to Pacific the nature of such Valid Business Reason in reasonable detail; provided that Pacific executes a confidentiality agreement reasonably satisfactory to the Company; provided further that any such confidentiality agreement shall terminate upon the earlier of the public disclosure of such Valid Business Reason or three months from the date of such Delay Notice. Notwithstanding the foregoing provisions of this subparagraph (d), no registration statement filed and subsequently withdrawn by reason of any existing or anticipated Valid Business Reason as hereinabove provided shall count as one of the two registration statements referred to in the limitation in Section 2(c) and the Company shall be entitled to serve only one Delay Notice (i) within any period of 180 consecutive days, or (ii) with respect to any three consecutive registrations requested pursuant to this Section 2 or Section 5.
     (e) In the event that Pacific shall determine for any reason not to proceed with a registration at any time before the registration statement has been declared effective by the SEC, and (i) Pacific requests the Company to withdraw such registration statement, if theretofore filed with the SEC, with respect to the Registrable Securities covered thereby, or if the offering is not consummated for any reason and (ii) Pacific agrees to bear its expenses incurred in connection therewith and to reimburse the Company for the expenses incurred by it attributable to the registration of such Registrable Securities, then Pacific shall not be deemed to have exercised its right to require the Company to register Registrable Securities pursuant to this
Section  2.

     (f) Without the written consent of Pacific, neither the Company nor any other holder of securities of the Company may include securities in a registration pursuant to this Section 2 if in the good faith judgment of the managing underwriter of such public offering the inclusion of such securities would interfere with the successful marketing of the Registrable Securities or require the exclusion of any portion of the Registrable Securities to be registered.

Section 3. Incidental Registration. Each time the Company shall determine to proceed with the actual preparation and filing of a registration statement under the Securities Act on any form (other than Form S-4 or Form S-8) that would permit the inclusion of the Registrable Securities in connection with the proposed offer and sale for money of any of its securities by it or any of its security holders, the Company will give written notice of its determination to Pacific. Upon the written request of Pacific given within 30 days after receipt of any such notice from the Company, the Company will, except as herein provided, cause all such shares of Registrable Securities for which Pacific has so requested registration, to be included in such registration statement, all to the extent requisite to permit the sale or other disposition by Pacific of the Registrable Securities to be so registered; provided, however, that nothing herein shall prevent the Company from, at any time, abandoning or delaying any such registration initiated by it. If any registration pursuant to this Section 3 shall be underwritten in whole or in part, the Company may require that the Registrable Securities requested for inclusion pursuant to this Section be included in the underwriting on the same terms and conditions as the securities otherwise being sold through the underwriters. If, in the written opinion of the managing underwriter, the total amount of securities to be so registered, including the Registrable Securities, will exceed the maximum amount of the Company's securities that can be marketed (a) at a price reasonably related to the then current market value of such securities, or (b) without otherwise materially and adversely affecting the entire offering, then the Company shall include in such registration (i) first, all the securities the Company proposes to sell for its own account or is required to register on behalf of any third party exercising rights similar to those granted in Section 2(a) and without having the adverse effect referred to above, and (ii) second, to the extent that the number of securities which the Company proposes to sell for its own account pursuant to this Section 3 or is required to registered on behalf of any third party exercising rights similar to those granted in
Section 2(a) is less than the number of equity securities which the Company has been advised can be sold in such offering without having the adverse effect referred to above, all Registrable Securities requested to be included in such registration by Pacific pursuant to this Section 3; provided that if the number of Registrable Securities requested to be included in such registration by Pacific pursuant to this Section 3, together with the number of securities to be included in such registration pursuant to clause (i) of this Section 3, exceeds the number which the Company has been advised can be sold in such offering without having the adverse effect referred to above, the number of such Registrable Securities requested to be included in such registration by Pacific shall be limited to such extent.

Section 4. Registration on Form S-3. If at any time (a) Pacific requests in writing that the Company file a registration statement on Form S-3 or any successor thereto for a public offering of all or any portion of the Registrable Securities held by Pacific, the reasonably anticipated aggregate price to the public of which would exceed $1,000,000, and (b) the Company is a registrant entitled to use Form S-3 or any successor thereto, then the Company shall use its best efforts to register as soon as practicable under the Securities Act on Form S-3 or any successor thereto, for public sale in accordance with the method of disposition specified in such request, the Registrable Securities specified in such request. Whenever the Company is required by this Section 4 to use its best efforts to effect the registration of Registrable Securities, each of the limitations, procedures and requirements of Section 2(b) and (d) shall apply to such registration; provided, however, that there shall be no limitation on the number of registrations on Form S-3 that may be requested and obtained under this
Section 4. The Company will use its best efforts to qualify and maintain its qualification as a registrant entitled to use Form S-3 or any successor thereto.

Section  5.     Obligations of the Company.  Whenever required under Section
2 or Section 4 to use its best efforts to effect the registration of any Registrable Securities, the Company shall, as expeditiously as possible:

     (a) prepare and file with the Commission a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become and remain effective for the period of the distribution contemplated thereby determined as provided hereafter;

     (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such registration statement, and furnish to Pacific copies of any such amendments and supplements prior to their being used or filed with the Commission;

     (c) furnish to Pacific such numbers of copies of the registration statements and the prospectus included therein (including each preliminary prospectus and any amendments or supplements thereto in conformity with the requirements of the Securities Act) and such other documents and information as Pacific may reasonably request and make available for inspection by the parties referred to in Section 5(d) below such financial and other information and books and records of the Company, and cause the officers, directors, employees, counsel and independent certified public accountants of the Company to respond to such inquiries, as shall be reasonably necessary, in the judgment of the respective counsel referred to in such Section, to conduct a reasonable investigation within the meaning of Section 11 of the Securities Act;

     (d) provide (i) Pacific, (ii) the underwriters (which term, for purposes of this Agreement, shall include a person deemed to be an underwriter within the meaning of Section 2(11) of the Securities Act), if any, thereof,
(iii) the sales or placement agent, if any, therefor, (iv) counsel for such underwriters or agent, and (v) not more than one counsel for Pacific the opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the Commission, and each amendment or supplement thereto;

     (e) use its best efforts to register or qualify the Registrable Securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions within the United States and Puerto
Rico as shall be reasonably appropriate for the distribution of the Registrable Securities covered by the registration statement; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business in or to file a general consent to service of process in any jurisdiction wherein it would not but for the requirements of this paragraph (e) be obligated to do so; and provided further, that the Company shall not be required to qualify such Registrable
Securities in any jurisdiction in which the securities regulatory authority requires that Pacific submit its Registrable Securities to the terms, provisions and restrictions of any escrow, lockup or similar agreement(s) for consent to sell Registrable Securities in such jurisdiction unless Pacific agrees to do so;

     (f) promptly notify Pacific, the sales or placement agent, if any, and the managing underwriter or underwriters, if any, and confirm such advice in writing (i) when such registration statement or the prospectus included therein or any prospectus amendment or supplement or post-effective amendment has been filed, and, with respect to such registration statement or any post-effective amendment, when the same has become effective, (ii) of any comments by the Commission or by any Blue Sky securities commissioner or regulator of any state with respect thereto or any request by the Commission for amendments or supplements to such registration statement or prospectus or for additional information, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the registration statement or the initiation or threatening of any proceedings for the purpose, (iv) if at any time the representations and warranties of the Company contained in any underwriting agreement or other customary agreement cease to be true and correct in all material respects, or (v) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities for the sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose;

     (g) use its best efforts to obtain the withdrawal of any order suspending the effectiveness of such registration statement or any post-effective amendment thereto at the earliest practicable date;

     (h) promptly notify Pacific at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make, in light of the circumstances under which they were made, the statements therein not misleading, and at the request of Pacific promptly prepare and furnish to Pacific a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make, in light of the circumstances under which they were made, the statements therein not misleading;

     (i) furnish, at the request of Pacific, if the method of distribution is by means of an underwriting on the date that the Registrable Securities are delivered to the underwriters for sale pursuant to such registration or if such Registrable Securities are not being sold through underwriters, on the date that the registration statement with respect to such Registrable Securities becomes effective, (1) a signed opinion, dated such date, of the independent legal counsel representing the Company for the purpose of such registration, addressed to the underwriters, if any, and if such Registrable Securities are not being sold through underwriters, then to Pacific as to such matters as such underwriters or Pacific, as the case may be, may reasonably request and as would be customary in such a transaction; and (2) letters dated such date and the date the offering is priced from the independent certified public accountants of the Company, addressed to the underwriters, if any, and if such Registrable Securities are not being sold through underwriters, then to Pacific, and if such accountants refuse to deliver such letters to Pacific, then to the Company (i) stating that they are independent certified public accountants within the meaning of the Securities Act and that, in the opinion of such accountants, the financial statements and other financial data of the Company included in the registration statement or the prospectus, or any amendment or supplement thereto, comply as to form in all material respects with the applicable accounting requirements of the Securities Act and (ii) covering such other financial matters (including information as to the period ending not more than five (5) business days prior to the date of such letters) with respect to the registration in respect of which such letter is being given as such underwriters or Pacific, as the case may be, may reasonably request and as would be customary in such a transaction;

     (j) enter into customary agreements (including if the method of distribution is by means of an underwriting, an underwriting agreement in customary form) and take such other actions as are reasonably required in order to expedite or facilitate the disposition of the Registrable Securities to be so included in the registration statement;

     (k) use its best efforts to obtain the consent or approval of each governmental agency or authority, whether federal, state or local, which may be required to effect registration or the offering or sale in connection therewith or to enable Pacific to offer, or to consummate the disposition of, their Registrable Securities;

     (l) use its best efforts to list the Registrable Securities covered by such registration statement with any securities exchange on which the Common Stock of the Company is then listed.

For purposes of Sections 5(a) and 5(b), and with respect to (i) registration required pursuant to Section 2, (A) the period of distribution of Registrable Securities in a firm commitment underwritten public offering shall be deemed to extend until each underwriter has completed the distribution of all securities purchased by it and (B) the period of distribution of Registrable Securities in any other registration shall be deemed to extend until the earlier of the sale of all Registrable Securities covered thereby and six (6) months after the effective date thereof, and (ii) registrations required pursuant to Section 4, the period of distribution of Registrable Securities in any registration (firm commitment underwritten or otherwise) shall be deemed to extend until the earlier of the sale of all Registrable Securities covered thereby and three (3) months after the effective date thereof.

     Pacific agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in clause (h) of this Section 5, Pacific will forthwith discontinue disposition of the Registrable Securities pursuant to the registration statement covering such Registrable Securities until Pacific's receipt of the copies of the supplemented or amended prospectus contemplated by clause (h) of this Section 5, and, if so directed by the Company, Pacific will deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in Pacific's possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice; provided, however, that any period of time during which Pacific must discontinue disposition of the Registrable Securities shall not be included in the determination of a period of distribution for purposes of Sections 5(a) and 5(b).

Section 6. Furnish Information. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Agreement, that Pacific shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as the Company shall reasonably request and as shall be required in connection with the action to be taken by the Company.

Section  7.          Expenses  of  Registration.    All expenses incurred in
connection with the first registration effected pursuant to Section 2, and each registration pursuant to Section 3 and Section 4 of this Agreement, excluding underwriter's discounts and commissions, but including without limitation all registration, filing and qualification fees, word processing, duplicating, printers' and accounting fees (including the expense of any special audits or "cold comfort" letters required by or incident to such performance and compliance), fees of the National Association of Securities Dealers, Inc. (the "NASD") or listing fees, messenger and deliver expenses, all fees and expenses of complying with state securities or blue sky laws, and fees and disbursements of counsel for the Company and Pacific, shall be paid by the Company; provided, however, that if a registration request pursuant to
Section 2 of this Agreement is subsequently withdrawn at the request of Pacific, Pacific shall bear such expenses; and provided further, that if a registration request pursuant to Section 4 of this Agreement is subsequently withdrawn at the request of Pacific, the Company shall not be required to pay any expenses of such registration proceeding, and Pacific shall bear such expenses. Pacific shall bear and pay the underwriting commissions and discounts applicable to securities offered for their account in connection with any registration, filings, and qualifications made pursuant to this Agreement. In addition, Pacific shall pay all expenses incurred in connection with the second registration effected pursuant to Section 2.

Section  8.            Underwriting  Requirements    In  connection with any
underwritten offering, the Company shall not be required under Section 3 to include Registrable Securities in such underwritten offering, unless Pacific accepts the terms of the underwriting of such offering that have been reasonably agreed upon between the Company and the underwriters selected by the Company.

Section 9. Rule 144 and Rule 144A Information. With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of the Registrable Securities to the public without registration, at all times, the Company agrees to:

     (i) make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act;

     (ii) use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

     (iii) furnish to Pacific forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of such Rule 144 and of the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company as Pacific may reasonably request in availing itself of any rule or regulation of the Commission allowing Pacific to sell any Registrable Security without registration.

Notwithstanding anything contained in this Section 9, the Company may cease to file reports with the Commission under Section 12 of the Exchange Act if it then is permitted to do so pursuant to the Exchange Act and the rules and regulations thereunder.

Section 10. Indemnification. In the event any Registrable Securities are included in a registration statement under this Agreement:

     (a) The Company shall indemnify and hold harmless Pacific, its directors and officers, each person who participates in the offering of such Registrable Securities, including underwriters (as defined in the Securities
Act), and each person, if any, who controls Pacific or participating person within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) to which they may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or proceedings in respect thereof) arise out of or are based on any untrue or alleged untrue statement of a material fact contained in such registration statement, preliminary prospectus, final prospectus or amendments or supplements thereto or arise out of or are based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the indemnity agreement contained in this Section 10(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld); provided, further, that the Company shall not be liable to Pacific, its directors and officers, participating person or controlling person in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in connection with such registration statement, preliminary prospectus, final prospectus or amendments or supplements thereto, in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by Pacific, its directors  and  officers,  participating  person  or  controlling  person; and
provided, further, that the Company will not be liable to Pacific, its directors and officers, participating person or controlling person in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in any registration statement or preliminary prospectus that is corrected in the final registration statement and prospectus (or any amendment or supplement thereto) if the person asserting any such loss, claim, damage, liability or action purchased Registrable Securities but was not sent or given a copy of the final prospectus (as amended or supplemented) at or prior to the written confirmation of the sale of such Registrable Securities to such person in any case where such delivery of the final registration statement and prospectus (as amended or supplemented) is required by the Securities Act and such final prospectus (as amended or supplemented) was previously delivered in a timely manner to Pacific by the Company. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of Pacific, its directors and officers, participating person or controlling person, and shall survive the transfer of such securities by Pacific.

     (b) Pacific shall indemnify and hold harmless the Company, each of its directors and officers, each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, and each agent and any underwriter for the Company (within the meaning of the Securities Act) to the same extent as the foregoing indemnity from the Company to Pacific but only with reference to written information relating to Pacific furnished to the Company expressly for use in connection with such registration; provided, however, that the indemnity agreement contained in this Section 10(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of Pacific (which consent shall not be unreasonably withheld); and provided further, that the liability of Pacific hereunder shall be limited to the proportion of any such loss, claim, damage, liability or expense that is equal to the proportion that the net proceeds from the sale of the shares sold by Pacific under such registration statement bears to the total net proceeds from the sale of all securities sold thereunder, but not in any event to exceed the net proceeds actually received by Pacific from the sale of Registrable Securities by such registration statement.

     (c) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to either of the two preceding paragraphs, such person (the "indemnified party") shall promptly notify the person against whom such indemnity may be sought (the "indemnifying party") in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel, or (ii) the name parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to the actual or potential differing interests between them.
 It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all such indemnified parties and that all such fees and expenses shall be reimbursed as they are incurred. Such firm shall be designated in writing by Pacific, in the case of parties indemnified pursuant to the second preceding paragraph, and by the Company in the case of the parties indemnified pursuant to the first preceding paragraph. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reasons of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second and third sentences of this paragraph, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

     (d) If the indemnification provided for in the first or second paragraph of this Section 10 is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified party in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of material or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages or liabilities referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

     The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 10(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 10, Pacific shall not be required to contribute any amount in excess of the amount of net proceeds received by Pacific from the sale of Registrable Securities covered
by  such  registration  statement.    No  person  guilty  of  fraudulent
misrepresentation (within the meaning of Section 10(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this Section 10 are not exclusive and shall not limit any right or remedies that may otherwise be available to any indemnified party at law or in equity.

Section  11.          Transfer  of  Registration  Rights.

     The registration rights of Pacific under this Agreement may be transferred to (a) any transferee of such Registrable Securities who acquires all Registrable Securities of Pacific or (b) any affiliate of Pacific.

Section  12.          Notices.    All  notices, requests, consents and other
communications required or permitted hereunder shall be in writing and shall be personally delivered, transmitted via facsimile or overnight courier service or mailed first-class postage prepaid, registered or certified mail,

     (a)          if  to  Pacific:

               _____________________________
               3200  Southwest  Freeway,  Suite  1220
               Houston,  Texas  77027
               Attn: Cathryn L. Porter, Chief General Counsel Facsimile No. (713) 871-0155

     (b)          if  to  Company:

               Monaco  Finance,  Inc.
               370  Seventeenth  Street,  Suite  5060
               Denver,  Colorado  80202
               Attn: Irwin L. Sandler, Executive Vice President Facsimile No. (303) 405-6496

and such notices and other communications shall for all purposes of this Agreement be treated as being effective or having been given on the date when personally delivered or when transmitted by facsimile (if confirmation of facsimile receipt has been given), on the date after being deposited with an overnight courier service, or, if sent by mail, four days after deposit in the United States mail, postage prepaid. Any party may change its address for notice by notifying the other party pursuant to the above notice provisions.

Section  13.            Miscellaneous.

     (a) Counterparts. This Agreement may be executed in two or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed and delivered will be deemed to be an original but all of which together will constitute one and the same instrument.

     (b)          Governing  Law.    This Agreement shall be governed by and
construed in accordance with the laws of the State of Colorado, without regard to the application of choice of law principles, except to the extent that such laws are superseded by federal law.

     (c) Binding Agreement. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

     (d) Amendments; No Waivers. Any provision of this Agreement may be amended or waived if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by Pacific and the Company, or in the case of a waiver, by the party against whom the waiver is to be effective. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.
     (e) Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions is not affected in any manner adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions be consummated as originally contemplated to the fullest extent possible.

     (f)          Specific  Performance.    The  parties  hereto  agree that
irreparable damage would occur in the event any provision of this Agreement was not performed in accordance with the terms hereof and that the parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or equity.

     IN WITNESS WHEREOF, this REGISTRATION RIGHTS AGREEMENT has been signed and delivered by the parties as of the date first above written.


                              MONACO  FINANCE,  INC.,
                              a  Colorado  corporation


                              By:
                              Name:
                              Title:


                              ___________________________________

                              By:
                              Name:
                              Title:

                                EXHIBIT N-1

                    Form of NAFCO Loan Purchase Agreement


                      SEE EXHIBIT 10.66 FILED HEREWITH.

                               EXHIBIT 3.5(C)

                    Form of Advantage Servicing Agreement


                      SEE EXHIBIT 10.67 FILED HEREWITH.

                               EXHIBIT 3.5(D)

                      Form of NAFCO Servicing Agreement


                      SEE EXHIBIT 10.68 FILED HEREWITH.

                                 SCHEDULE A

                      Schedule of NAFCO Loan Originators
                               January 8, 1998


                               SCHEDULE OMITTED

                                 SCHEDULE B

                    Schedule of Selected NADA Associations


                               SCHEDULE OMITTED

                                SCHEDULE R-1

                       Schedule of Restricted Warrants


                               SCHEDULE OMITTED

                                SCHEDULE U-1

           Schedule of Unrestricted Warrants as of the Closing Date


                               SCHEDULE OMITTED

                              SCHEDULE 2.1(A)

                           Schedule of NAFCO Loans


                               SCHEDULE OMITTED

                              SCHEDULE 2.1(B)

                         Schedule of Advantage Loans


                               SCHEDULE OMITTED

                                EXHIBIT 10. 64


     LOAN  PURCHASE  AGREEMENT

     This Loan Purchase Agreement (this "Agreement") is entered into as of January 8, 1998 among ADVANTAGE FUNDING GROUP, INC., a Delaware corporation (the "Seller"), MONACO FINANCE, INC., a Colorado corporation (the "Purchaser"), PACIFIC USA HOLDINGS CORP., a Texas corporation ("Pacific USA") and PACIFIC SOUTHWEST BANK, a federal savings bank ("PSB").

     RECITALS:

     A. The Seller owns certain consumer loans secured by new and used automobiles and light trucks, including the Auto Loans (as defined below).

     B. This Agreement is entered into pursuant to that certain Asset Purchase Agreement dated as of September 30, 1997, as amended and restated on January 8, 1998 (the "Asset Purchase Agreement"), among Purchaser, Seller, NAFCO Holding Company, LLC, a Delaware limited liability company, Pacific USA and PSB.

     C. Subject to the terms hereof and of the Asset Purchase Agreement, Seller desires to sell to Purchaser, and Purchaser desires to purchase from Seller, the Auto Loans (as defined below).

     NOW, THEREFORE, in consideration of the premises and mutual agreements hereinafter set forth, Seller and Purchaser agree as follows:

     Section 1. Definitions. Except as otherwise expressly provided herein or unless the context otherwise requires (i) capitalized terms used but not defined herein shall have the meanings assigned to them in the Asset Purchase Agreement and (ii) the following terms shall have the respective meanings specified in this Section 1 for all purposes of this Agreement, and the definitions of such terms are equally applicable to the singular and plural forms of such terms and to the masculine, feminine and neuter genders of such terms.

     "Adverse Claim" means a claim of ownership or any lien, security interest, title retention, trust or other charge or encumbrance, or other type of preferential arrangement having the effect of a lien or security interest upon or with respect to any of the properties of the Seller other than in favor of the Purchaser with respect to this Agreement.

     "Application for Certificate of Title" means with regard to each Automobile for which a Certificate of Title has not been issued naming Seller (or its designee) as secured party, evidence that an application for a Certificate of Title naming Seller (or its designee) as secured party has been submitted with the appropriate authority.

     "Asset Purchase Agreement" has the meaning assigned to such term in the Recitals to this Agreement.

     "Auto Loans" means the consumer Automobile contracts, including installment sales contracts, arising from the sale of Automobiles, listed on the Auto Loan Schedule, having an aggregate outstanding principal balance as of the Cut-Off Date of $21,903,500.00.

     "Auto Loan File" means with respect to any Auto Loan, a file containing the original manually executed Auto Loan, the original credit application executed by the Obligor thereunder, the related Certificate of Title or Application for Certificate of Title, the related agreement to provide insurance, all other documents required by the Auto Loan Funding Checklist (to the extent contained therein), and all other documents Seller keeps on file with respect to such Auto Loan in accordance with its customary procedures.

     "Auto Loan Funding Checklist" means the checklist of all required documentation relating to any Auto Loan, which checklist is attached hereto as Exhibit "A".

     "Auto Loan Schedule" means the list of Auto Loans, in form and substance acceptable to each of Seller and Purchaser, attached hereto as Schedule A, which schedule shall include the following with respect to each Auto Loan: (a) a number identifying the Auto Loan; (b) the outstanding principal balance as of the Cut-off Date; (c) all accrued and unpaid interest on the outstanding principal balance as of the Cut-off Date (as well as the amount of time during which such interest accrued); (d) the name of the Obligor; and (e) to the extent the servicer can identify from its system, the name of the Originator and the underwriting program such Auto Loan was originated under.

     "Automobiles" means new and used automobiles and light trucks (i.e., light duty trucks with a maximum load capacity of 2,000 pounds), the purchase of which the related Obligors financed by Auto Loans.

     "Certificate of Title" means with regard to each Automobile, the original certificate of title relating thereto, which names the related Obligor as the owner of such Automobile, the original certificate of title relating thereto, which names the related Obligor as the owner of such Automobile and Seller (or its designee) as secured party.

     "Cut-Off  Date"  means  December  19,  1997.

     "Dealer" means an automobile dealer that has entered into a Dealer Agreement with the applicable Originator with respect to, among other things, the origination of Auto Loans.

     "Dealer Agreement" means the agreement between the applicable Originator and a Dealer with respect to the origination of an Auto Loan.

     "Interim Servicing Agreement" means the interim servicing agreement of even date herewith between Seller and Purchaser.

     "Obligor" means, with respect to any Auto Loan, the Person primarily obligated to make payments in respect thereto.

"Originator"  means  the  originator  of  an  Auto  Loan.
     "Originator Agreement" means the Loan Sale Agreement pursuant to which Seller originally acquired an Auto Loan from the related Originator.

     "Person" means an individual, partnership, corporation (including a business trust), joint stock company, limited liability company, trust, association, joint venture, governmental authority or any other entity of whatever nature.

     "Purchase Price" means, with respect to any Auto Loan and the Related Loan Assets, an amount equal to the purchase price paid by Purchaser to Seller under Section 2.2(b) of the Asset Purchase Agreement.

     "Related Loan Assets" with respect to an Auto Loan includes, without limitation, (a) all security interests, or liens, and property subject thereto from time to time purporting to secure payment by the Obligor thereunder, (b) all guarantees, indemnities and warranties, insurance policies, certificates of title and other agreements or arrangements of whatever character from time to time supporting or securing payment of such Auto Loan, excluding the Seller's rights under the related Originator Agreement, it being understood that certain of the Seller's rights and obligations under certain of its Originator Agreements are being assigned to the Purchaser pursuant to the Asset Purchase Agreement and that certain Assignment and Assumption Agreement (as defined in the Asset Purchase Agreement) dated of even date herewith, (c) all collections and records with respect to the foregoing, and (d) all proceeds of any of the foregoing.

     "Repurchase Price" means, with respect to any Auto Loan and the Related Loan Assets which the Seller is obligated to repurchase pursuant to Section 4, an amount (to be payable as set forth in Section 4(e) hereof) equal to 96% of the principal balance of such Auto Loan as of the Cut-Off Date, less all payments received by the Servicer on behalf of the Purchaser and applied by the Servicer to reduce the principal balance of such Auto Loan, plus (b) the lesser of (x) accrued and unpaid interest on such Auto Loan to the date of repurchase and (y) 75 days of accrued and unpaid interest on such Auto Loan.

     "Seller's knowledge" or "Seller's actual knowledge" or "to the best of Seller's knowledge" or any other similar phrase means that actual awareness of a particular fact or other matter that an individual serving as a director or officer of Seller has.
     "UCC" means the Uniform Commercial Code as in effect in the applicable jurisdiction.
Section  2.          Sale  and  Conveyance  of  Auto  Loans.

     (a) Subject to paragraph (c) below, the other terms and provisions of this Agreement and the Asset Purchase Agreement, the Seller, effective as of the Closing Date does hereby sell, transfer, assign, set over and otherwise convey to the Purchaser without recourse but subject to the terms of this
Agreement, all of the right, title and interest of the Seller in and to the Auto Loans and the Related Loan Assets, on a servicing released basis. Seller agrees that substantially all of the Auto Loans sold, transferred, assigned, and conveyed to Purchaser hereunder shall satisfy the criteria set forth in
Section 5(b) and (c) hereof and that substantially all of the related Loan Assets acquired by Purchaser shall conform with all of the requirements hereof. The Purchaser acknowledges that on or prior to the date hereof. On the Closing Date, Seller shall deliver the Auto Loan Files related to the Auto Loans to the Purchaser or the Purchaser's designee.
     (b) The Purchase Price for the Auto Loans and the Related Loan Assets shall be as set forth in and payable as provided in the Asset Purchase Agreement.
     (c) The Seller shall be entitled to receive all payments of principal and interest received on the Auto Loans on or prior to the Cut-Off Date. The Purchaser shall be entitled to all payments of principal and interest received on the Auto Loans after the Cut-Off Date. The principal balance of each Auto Loan as of the Cut-Off Date shall be determined after deduction of all payments of principal received with respect to such Loan on or before the close of business on the Cut-Off Date.
     (d) Following payment of the Purchase Price by the Purchaser to the Seller, the ownership of each Auto Loan and the Related Assets shall be vested in the Purchaser, and the Seller shall not take any action inconsistent with such ownership and shall not claim any ownership interest in any such Auto Loan or such Related Loan Assets.
     (e) From the date of this Agreement, the Seller shall indicate in its records that each Auto Loan and the Related Loan Assets has been sold to the Purchaser.
     (f) In connection with the transfer contemplated by this Agreement, on or before the Closing Date, Seller shall deliver (or shall have delivered) to Purchaser the original Auto Loans, the Auto Loan Files (to the extent then available), intervening assignments (if any) and intervening powers of attorney (if any) related thereto, and a power of attorney in the form attached hereto as Exhibit "B", all other documents (to the extent then available) specified on the Auto Loan Funding Checklist, the Certificates of Title (or, to the extent originals thereof are not provided by a particular State, copies thereof); provided that, if a Certificate of Title with respect to any Automobile is not available on the Closing Date, then Seller shall deliver to Purchaser an Application for Certificate of Title with respect to such Automobile on such date. Subject to Section 4, Seller shall, on the Closing Date to the extent practicable, and, otherwise, as soon as possible, deliver to Purchaser all other documents necessary to reflect Norwest Bank Minnesota, National Association, Custodian, as Purchaser's designee, as the lienholder on all Certificates of Title; in connection therewith, Purchaser and Seller acknowledge and agree that: (i) in certain States, it is necessary for Seller to obtain the original Certificate of Title from the relevant Obligor or to obtain such Obligor's consent (by way of such Obligor's signature) to the retitling of the relevant Automobile; (ii) such obligations are solely those of Seller and are to be performed by Seller at its sole expense; provided that Purchaser has agreed to assist Seller, at Seller's sole expense, in obtaining such original Certificates of Title or consents, as the case may be; and (iii) the failure of Seller, notwithstanding Purchaser's agreement to assist Seller pursuant to the immediately preceding clause (ii), to obtain from any such Obligor the original Certificate of Title or consent, as the case may be, shall subject Seller to the repurchase
requirements  of Section 4 as Purchaser's sole remedy.   In addition, Seller
agrees to record and file immediately after the Closing Date, at its own expense, financing statements with respect to the Related Loan Assets, meeting the requirements of applicable law.
     (g) Any action required or permitted to be taken by the Purchaser in furtherance of its purchase of the Auto Loans, including enforcement of its rights and receipt of documents with respect thereto, may be delegated by it to one or more agents (including a servicer) designated by the Purchaser in writing to the Seller.

     Section 3. Intended Characterization. It is the intention of the parties hereto that the transfer of the Auto Loans and the Related Loan Assets made hereunder (the "Transfer") shall constitute a purchase and sale and not a loan or financing. If, however, the Transfer is deemed for any reason to be a secured financing, Seller shall be deemed hereunder to have granted to Purchaser, and Seller does hereby grant to Purchaser, a first priority security interest in all of the Auto Loans and the Related Loan Assets (except with respect to any Auto Loans repurchased in accordance with the terms hereof). For purposes of such grant, this Agreement shall constitute a security agreement under applicable law.
     Section  4.          Repurchase  of  Auto  Loans.
     (a) If Seller is notified by Purchaser within ninety (90) days following the Closing Date that any material document relating to an Auto Loan is missing or defective (e.g., mutilated, damaged, defaced, incomplete, improperly dated, clearly forged, or otherwise physically altered) in any material respect or that any document set forth on the Auto Loan Funding Checklist is not in the relevant Auto Loan File, then Seller shall correct or cure such omission, defect, or other irregularity within 30 days of the date on which Seller was notified by Purchaser of such condition. If Seller fails to correct or cure such condition within such time period, then the Seller shall repurchase, on or before the date of the expiration of such cure period, such Auto Loan and the Related Loan Assets from Purchaser by paying the applicable Repurchase Price to Purchaser.
     (b) If Purchaser does not receive certificates of title naming Norwest Bank Minnesota, National Association, Custodian, as lienholder with respect to any Automobile the subject of an Auto Loan within 90 days following the Closing Date, then Purchaser shall inform Seller within 5 business days following such 90th day. If Seller has not provided Purchaser with a proper reliened certificate of title with respect to such Auto Loan on or before the date which is 120 days following the Closing Date, then the Seller shall repurchase, on or before such 120th day, such Auto Loan and the other Loan Assets related thereto from Purchaser in accordance with Section 4(e).
     (c) If Seller or Purchaser discovers the breach of any representations or warranties set forth in Section 5(b) or (c) that materially and adversely affects the value of any Auto Loan or the interest of Purchaser in any Auto Loan, then the party discovering such breach or condition shall give prompt written notice to the other party and Seller shall, within 30 days from the date which is the earlier of the date on which Seller was notified of, or otherwise discovered, such breach or condition, cure such breach or condition. If Seller fails to cure such breach or condition in the applicable time period, then the Seller shall repurchase, on or before the expiration of such cure period, the relevant Auto Loan and the Related Loan Assets from Purchaser by paying the applicable Repurchase Price to Purchaser; provided, that any repurchase required as a result of a breach of Section 5(c) shall be limited to a repurchase of a sufficient number of non-qualifying loans necessary to make the representation true as of the Cut-Off Date.
     (d) If Seller fails to perform its repurchase obligation under any of paragraphs (a) through (c) above, PSB shall (and if PSB fails to, Pacific USA shall), no later than seven (7) business days after its receipt of a demand therefor from Purchaser, perform such obligation by paying the applicable cash portion of the Repurchase Price to Purchaser by wire transfer of immediately available funds.

     (e) If the Seller (or PSB or Pacific USA) must repurchase an Auto Loan pursuant to this Section, then the Seller (or PSB or Pacific USA as the case may be) shall pay the applicable Repurchase Price to Purchaser by a combination (i) wire transfer of immediately available funds and (ii) by delivering to Purchaser shares of Preferred Stock of a value equivalent to six percent (6%) of the principal portion of the Repurchase Price, each share to have a deemed value of $2.00 per share. It is agreed that the non-cash portion of the Repurchase Price for Auto Loans repurchased during each six-month period following the date hereof, will be delivered within thirty
(30) days following each such six-month period and Purchaser shall cooperate to the extent required to reissue certificates of Preferred Stock to Seller (or its designee) upon surrender of a certificate or certificates representing more shares than required to pay the non-cash portion of the Repurchase Price during such six-month period.
     (f) With respect to Seller's obligations under paragraphs (a) and (c) and PSB's and Pacific USA's obligations under paragraph (d) with respect to such paragraphs, it shall be a condition to any such obligation that Purchaser shall have used reasonable efforts to pursue available remedies against the related Originator under the related Originator Agreement with respect to the applicable Auto Loan.
     (g) Upon the repurchase of an Auto Loan by Seller, PSB or Pacific USA under this Section 4, Purchaser or its assignee shall sell, assign, transfer, convey and deliver, but without representation or warranty (except as expressly set forth herein), the relevant Auto Loan, the Related Loan
Assets related thereto, and all of Purchaser's rights under the related Origination Agreement with respect to such Auto Loan (together with any accessions thereto made by Purchaser) to Seller, PSB or Pacific USA, as applicable (or its designee). Purchaser's representations and warranties shall be limited to the following: Purchaser has not transferred its interest in the Auto Loan to any Person (other than as security pursuant to financing for the purchase, which such security interest shall be released upon payment of the Repurchase Price); Purchaser has full right to transfer the Auto Loan and Related Loan Assets to Seller; and such Auto Loan and the Related Loan Assets are free and clear of any Adverse Claim created by Purchaser.
     Section 5. Representations, Warranties and Covenants of the Seller, PSB and Pacific USA.
     (a) The Seller hereby represents and warrants to the Purchaser, as of the date hereof, as follows:
(i) Organization and Good Standing. Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and each other State where the nature of its business requires it to qualify, except to the extent that the failure to so qualify would not in the aggregate materially adversely affect the ability of Seller to perform its obligations hereunder.
(ii) Authorization. Seller has the power, authority and legal right to execute, deliver and perform under the terms of this Agreement and the
execution,  delivery  and  performance  of  this    Agreement  has  been  duly
authorized  by  Seller  by  all  necessary  corporate  action.
(iii) Binding Obligation. This Agreement, assuming due authorization, execution and delivery by Purchaser, constitutes a legal, valid and binding obligation of Seller, enforceable against Seller in accordance with its terms except that (A) such enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws (whether statutory, regulatory or decisional) now or hereafter in effect relating to creditors' rights generally and (B) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to certain equitable defenses and to the discretion of the court before which any proceeding therefor may be brought, whether a proceeding at law or in equity.
(iv) No Violation. The consummation of the transactions contemplated by the fulfillment of the terms of this Agreement will not conflict with, result in any breach of any of the terms and provisions of or constitute (with or without notice, lapse of time or both) a default under the organizational documents or bylaws of Seller, or any indenture, agreement, mortgage, deed of trust or other instrument to which Seller is a party or by which it is bound, or in the creation or imposition of any lien upon any of its properties pursuant to the terms of such indenture, agreement, mortgage, deed of trust or other such instrument, or violate any law, or any order, rule or regulation applicable to Seller of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over Seller or any of its properties.
(v) Approvals. All approvals, authorizations, consents, orders or other actions of any person, or of any court, governmental agency or body or official, required in connection with the execution and delivery of this Agreement have been or will be taken or obtained on or prior to the Closing Date.
(vi) Principal Place of Business. The principal place of business and chief executive office of the Seller are located at the address of the Seller set forth in Section 8 of this Agreement and, there are now no, and during the past four months there have not been, any other locations where the Seller is located (as that term is used in the Uniform Commercial Code in effect in the State of Texas) except that, with respect to such changes occurring after the date of this Agreement, as shall have been specifically disclosed to the Purchaser in writing.
(vii) Legal Name. The legal name of the Seller is as set forth at the beginning of this Agreement and the Seller has not changed its name in the last six years, and during such period, the Seller did not use, nor does the Seller now use, any trade names, fictitious names, assumed names or "doing business as" names except that, with respect to such changes occurring after the date of this Agreement, as shall have been specifically disclosed to the Purchaser in writing.
(viii)          Tax  and  Accounting.    For  federal income tax, reporting,
regulatory and accounting purposes, the Seller will treat the sale of each Auto Loan sold pursuant to this Agreement as a sale, or absolute assignment, of its full right, title and ownership interest in such Auto Loan to the
Purchaser, and the Seller has not and will not account for or treat the transactions contemplated by this Agreement in any other manner.
     (b) The Seller represents and warrants to the Purchaser with respect to each Auto Loan sold pursuant to this Agreement, as of the date hereof, as follows:
(i) to Seller's knowledge, Originator verified all of the information customarily verified in the consumer finance industry which is contained in the Auto Loan File relating to such Auto Loan (including the Automobile description, the Obligor's payment history, the Obligor's employment history, the Obligor's income, the Obligor's residence, and the existence of automobile insurance at the time of the origination of such Auto Loan);
(ii) such Auto Loan includes either (A) a validly perfected first priority security interest in the Automobile in favor of the Purchaser as secured party which has not been released from such lien in whole or in part or (B) copies of the documentation (as filed with the appropriate governmental authority) necessary to obtain such first priority perfected security interest; at the time of the origination of such Auto Loan, the related Automobile was covered by a comprehensive and collision insurance policy (1) in an amount at least equal to the lesser of (a) the actual cash value of such Automobile, or (b) the unpaid balance owing on such Auto Loan and (b) insuring against loss and damage due to fire, theft, transportation, collision and other risks generally covered by comprehensive and collision coverage;
(iii)        such Auto Loan has not been satisfied, subordinated or rescinded;
and no provision of the Auto Loan or any Related Loan Asset has been waived, altered or modified in any respect, except by instruments or documents included in the related Loan File;
(iv) such Auto Loan is not and will not be subject to any right of rescission, set-off, recoupment, counterclaim or defense, whether arising out of transactions concerning the Auto Loan between the Obligor and the Seller, or to Seller's actual knowledge, Obligor and the Dealer, the Obligor and the Originator or otherwise; and no such right has been asserted against Seller with respect thereto;
(v) immediately prior to assigning such Auto Loan and the Related Loan Assets to the Purchaser, the Seller was the sole owner and had full right to transfer the Auto Loan and the Related Loan Assets to the Purchaser; and such Auto Loan and the Related Loan Assets was free and clear of any Adverse Claim;
(vi) such Auto Loan is not in monetary default for a period in excess of 59 days, and, to the best of Seller's knowledge, other than with respect to the maintenance of insurance, there is no other default, breach, violation, or event permitting acceleration under the Auto Loan or repossession of the related Automobile;
(vii) the contractual documents contained in the Auto Loan File constitute the entire agreement with respect to the Auto Loan and the Related Loan Assets between (A) to Seller's actual knowledge, the Obligor and the Dealer and (B) the Obligor and the Seller;
(viii) to Seller's actual knowledge, the down payment described in the Loan File was paid to the Dealer in the manner stated in the Loan File, the proceeds thereof were fully disbursed, there is no requirement for further advances thereunder; and all fees and expenses in connection therewith have been paid;
(ix) to the best of Seller's knowledge, the Automobile secured by the Auto Loan has been delivered to and accepted by the Obligor;
(x)        such Auto Loan is denominated and payable in United States dollars;
(xi) the documents evidencing the Auto Loan (A) constitute the legal, valid and binding obligations of the Obligor thereunder enforceable against the Obligor in accordance with their respective provisions (except as may be limited by laws affecting creditors' rights generally), (B) the Auto Loan contains enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the collateral for the benefit of the security afforded thereby and (C) do not limit the personal liability of the Obligor thereof;
(xii) Seller has no actual knowledge that any party to such Auto Loan did not have the capacity to execute the Auto Loan and the signature of the Obligor matches that appearing on the Obligor's driver's license forwarded by the Dealer;
(xiii) such Auto Loan was acquired by the Seller in the ordinary course of its business and to Seller's actual knowledge such Auto Loan was originated by the related Dealer in the ordinary course of its business;
(xiv) to Seller's actual knowledge, all amounts due by the Originator to the applicable Dealer with respect to a Auto Loan have been paid in full to such Dealer on a timely basis and Seller has, with respect to such Auto Loan (but only to the extent not repurchased by Seller pursuant to Section 4), no outstanding claim against any third party relating to such Auto Loan;
(xv) to Seller's actual knowledge, a Dealer Agreement between the Originator and the Dealer selling the Automobile purchased pursuant to the Auto Loan is in effect and includes, but is not limited to, a provision whereby the Dealer warrants title to the Automobile and indemnifies the Originator against fraud and misrepresentation by the Dealer and its employees with regard to the Auto Loan sold hereunder; and the Originator's rights thereunder have been validly assigned from the Originator to the Seller and from the Seller to the Purchaser and are enforceable against the Dealer by the Purchaser, along with any other rights of recourse which Originator or the Seller has against the Dealer, without prejudice to any rights the Purchaser may have against the Seller;
(xvi) to Seller's actual knowledge, the Automobile was purchased by the Obligor from a Dealer (A) duly licensed by and authorized to sell Automobiles by governmental authorities and the other appropriate entities as applicable, and (B) as to which the Originator had not received notice from the Seller prior to the related purchase date by Seller that such Dealer is an Ineligible Dealer (as such term is defined in the related Originator Agreement), and the Auto Loan was acquired by the Originator or Seller in a transaction that was not an extension of financing to the related Dealer but was a transaction constituting a "true sale" under applicable state law;
(xvii) the Auto Loan was sold to the Originator and by the Originator to Seller without any conduct constituting fraud or misrepresentation on the part of the Seller and, to Seller's actual knowledge, the Originator, and the Seller has no knowledge of any fact which leads it to believe such Auto Loan would not be paid in full when due;
(xviii)          except  as  to  any requirement that Purchaser be licensed or registered in the appropriate jurisdiction, or because of any action or inaction by, or status of, or order applicable to, Purchaser, such Auto Loan was not originated in and is not subject to the laws of any jurisdiction, the laws of which would make the transfer of the Auto Loan to the Purchaser unlawful;
(xix) such Auto Loan and the Related Loan Assets do not (A) violate or contravene in any material respect any laws, rules or regulations applicable thereto (including, without limitation, laws, rules and regulations relating to usury, consumer protection, truth-in-lending, fair credit billing, fair credit reporting, equal credit opportunity, fair debt collection practices and privacy) or (B) impose any liability or obligation of the Dealer or the Seller on the Purchaser with respect to such Auto Loan or the Related Loan Assets;
(xx) there is no procedure or investigation pending or, to Seller's actual knowledge, threatened before any governmental authority (A) asserting the invalidity of such Auto Loan or the Related Loan Assets, (B) asserting the bankruptcy or insolvency of the related Obligor, (C) seeking the payment of such Auto Loan or (D) seeking any determination or ruling that might materially and adversely affect the validity or enforceability of such Auto Loan or the Related Loan Assets or the ability of the Seller to perform its Obligations hereunder;
(xxi) the Seller has duly fulfilled all obligations on its part to be fulfilled under or in connection with the Auto Loan and the Related Loan Assets and has done nothing to impair the rights of the Purchaser in the Auto Loan or the Related Loan Assets; by way of illustration and not by way of limitation, the Seller has paid in full all taxes and other charges payable in connection with the Auto Loan and the transfer of the Auto Loan to the Purchaser, which could impair or become a lien prior to the Purchaser's interest in such Auto Loan;
(xxii) as of the Closing Date, the Seller has obtained acknowledgment copies of proper financing statements (on Forms UCC-3), if any, necessary to release all security interests and other rights of any Person (other than Purchaser) in any Auto Loan and the Related Loan Assets previously granted by the Seller, including, without limitation, all such releases specified by the Purchaser prior to the date hereof;
(xxiii)       the current servicing agreement covering the Auto Loans requires the Servicer to conduct its servicing operations in the same manner, and with the same care, skill, prudence and diligence with which it services and administers auto loans of similar credit quality for other portfolios, giving due consideration to customary and usual standards of practice of prudent institutional automobile loan services, and in accordance with all applicable laws and regulations;
(xxiv) each Auto Loan complied with the underwriting criteria contained in the Originator Agreement under which the Seller acquired such Auto Loan;
(xxv) this Agreement constitutes a valid transfer, assignment, set-over and conveyance to the Purchaser of all right, title and interest of the Seller in and to the Auto Loan sold hereunder now existing and hereafter created;
(xxvi) Seller (A) is not in violation of any laws, ordinances, governmental rules, or regulations to which it is subject, and (B) is not in violation of any term of any agreement, charter instrument, bylaw, or instrument to which it is a party or by which it may be bound, which violation or failure would materially adversely affect any Auto Loan or the Related Loan Assets or Seller's ability to perform its obligations hereunder; and (xxvii) there is only one original of the retail installment sale contract or promissory note and security agreement that would constitute "chattel paper" for purposes of the UCC in effect evidencing such Auto Loan, such original has been delivered to Purchaser, and there are no custodial agreements in effect that would adversely affect the ability of Purchaser to maintain possession thereof pursuant to the terms hereof.
     (c) The Seller represents and warrants to the Purchaser with respect to all Auto Loans sold pursuant to this Agreement, that as of the Cut-Off Date
(i) none of the Auto Loans is in monetary default for a period in excess of 59 days, (ii) no more than 12% of the total NAFCO Loans and Advantage Loans are in monetary default for a period in excess of 30 days and (iii) to the best of Seller's knowledge, other than with respect to the maintenance of insurance, there is no other default, breach, violation, or event permitting acceleration under the Auto Loan or repossession of the related Automobile.
     (d) PSB represents and warrants to the Purchaser, as of the date hereof, as follows:
(i) Organization and Good Standing. PSB is a Federal Savings Bank duly organized, validly existing and in good standing under the laws of the United States and each other State where the nature of its business requires it to qualify, except to the extent that the failure to so qualify would not in the aggregate materially adversely affect the ability of PSB to perform its obligations hereunder.
(ii) Authorization. PSB has the power, authority and legal right to execute, deliver and perform under the terms of this Agreement and the
execution,  delivery  and  performance  of  this    Agreement  has  been  duly
authorized  by  PSB  by  all  necessary  corporate  action.
(iii) Binding Obligation. This Agreement, assuming due authorization, execution and delivery by Purchaser, constitutes a legal, valid and binding obligation of PSB, enforceable against PSB in accordance with its terms except that (A) such enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws (whether statutory, regulatory or decisional) now or hereafter in effect relating to creditors' rights generally and (B) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to certain equitable defenses and to the discretion of the court before which any proceeding therefor may be brought, whether a proceeding at law or in equity.
(iv) No Violation. The consummation of the transactions contemplated by the fulfillment of the terms of this Agreement will not conflict with, result in any breach of any of the terms and provisions of or constitute (with or without notice, lapse of time or both) a default under the organizational documents or bylaws of PSB, or any indenture, agreement, mortgage, deed of trust or other instrument to which PSB is a party or by which it is bound, or in the creation or imposition of any lien upon any of its properties pursuant to the terms of such indenture, agreement, mortgage, deed of trust or other such instrument, or violate any law, or any order, rule or regulation applicable to PSB of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over PSB or any of its properties.
(iv) Approvals. All approvals, authorizations, consents, orders or other actions of any person, or of any court, governmental agency or body or official, required in connection with the execution and delivery of this Agreement have been or will be taken or obtained on or prior to the Closing Date.
     (e) Pacific USA represents and warrants to the Purchaser, as of the date hereof, as follows:
(i) Organization and Good Standing. Pacific USA is a corporation duly organized, validly existing under the laws of the State of Texas and is in good standing under the laws of the State of Texas and each other State where the nature of its business requires it to qualify, except to the extent that the failure to so qualify would not in the aggregate materially adversely affect the ability of Pacific USA to perform its obligations hereunder.
(ii) Authorization. Pacific USA has the power, authority and legal right to execute, deliver and perform under the terms of this Agreement and the execution, delivery and performance of this Agreement has been duly authorized by Pacific USA by all necessary corporate action.
(iii) Binding Obligation. This Agreement, assuming due authorization, execution and delivery by Purchaser, constitutes a legal, valid and binding obligation of Pacific USA, enforceable against Pacific USA in accordance with its terms except that (A) such enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws (whether statutory, regulatory or decisional) now or hereafter in effect relating to creditors' rights generally and (B) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to certain equitable defenses and to the discretion of the court before which any proceeding therefor may be brought, whether a proceeding at law or in equity.
(iv) No Violation. The consummation of the transactions contemplated by the fulfillment of the terms of this Agreement will not conflict with, result in any breach of any of the terms and provisions of or constitute (with or without notice, lapse of time or both) a default under the organizational documents or bylaws of Pacific USA, or any indenture, agreement, mortgage, deed of trust or other instrument to which Pacific USA is a party or by which it is bound, or in the creation or imposition of any lien upon any of its properties pursuant to the terms of such indenture, agreement, mortgage, deed of trust or other such instrument, or violate any law, or any order, rule or regulation applicable to Pacific USA of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over Pacific USA or any of its properties.
(v) Approvals. All approvals, authorizations, consents, orders or other actions of any person, or of any court, governmental agency or body or official, required in connection with the execution and delivery of this Agreement have been or will be taken or obtained on or prior to the Closing Date.
     (f)         Seller hereby covenants and agrees with Purchaser as follows:
(i) Except as hereinafter provided, Seller will keep in full effect its existence, rights and franchises as a limited liability company, and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement and to perform its duties hereunder. Any person into which Seller may be merged or consolidated, or any entity resulting from any merger, conversion or consolidation to which Seller shall be a party, or any person succeeding to the business of Seller shall become the successor to Seller hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding. If Seller sells substantially all of its assets, it shall not distribute, as a dividend, return of capital, or otherwise (except for repayment of indebtedness, including debt owed to PSB) any portion of the consideration received in connection with such sale unless it has established appropriate reserves for its obligations under this Agreement.
(ii) Within 10 days after the Closing Date, Seller will deliver to its agent for filing proper financing statements (Forms UCC-1) in respect of the Auto Loans and the Related Loan Assets, naming Seller as the assignor and Purchaser as the assignee, or other similar instruments or documents specified in writing by Purchaser on or before the Closing Date, as may be necessary or, in the opinion of Purchaser, desirable under the UCC of all appropriate jurisdictions or any comparable law to perfect Purchaser's ownership interests in all Auto Loans and the Related Loan Assets in which an interest may be assigned hereunder.
(iii) Seller will not change its name, identity, or corporate structure in any manner that would, could, or might make any financing statement or continuation statement misleading within the meaning of Section 9-402(7) of the UCC, unless it shall have given Purchaser at least 10 business days prior written notice thereof and shall have provided evidence of the making of all appropriate UCC filings. Seller will give Purchaser at least 30 days prior written notice of any relocation of its chief executive office or chief place of business, and if, as a result of such relocation, the applicable provisions of the UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement, Seller shall provide evidence of the making of all appropriate UCC filings.
(iv) After the Closing Date, Seller acknowledges that it will not have any right to change or modify the terms of the Auto Loans (except as contemplated in the Interim Servicing Agreement) and will do nothing to impair the rights of Purchaser in the Auto Loans or the Automobiles. After the Closing Date, if the rights of Purchaser under any Auto Loan Contract are not assignable or have, in fact, not been assigned to Purchaser, Seller will take such actions as may be reasonably requested to enforce such rights on behalf of Purchaser at Purchaser's sole cost and expense. Seller will execute or endorse, acknowledge, and deliver to Purchaser from time to time such schedules, confirmatory assignments, conveyances, powers of attorney, and other reassurances or instruments and take such further similar actions relating to the Auto Loans, the related Automobiles, and the rights covered by this Agreement as Purchaser may reasonably request to preserve and maintain title to and enforce the Auto Loans and the Related Loan Assets and the rights of Purchaser therein against the claims of all persons.
(c) PSB hereby covenants and agrees with Purchaser that, except as hereinafter provided, PSB will keep in full effect its existence, rights and franchises as a federal savings bank, and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement and to perform its duties hereunder. Any Person into which PSB may be merged or consolidated, or any entity resulting from any merger, conversion or consolidation to which PSB shall be a party, or any Person succeeding to the business of PSB (through a stock acquisition but not a sale of substantially all of the assets) shall be the successor of PSB hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding. Notwithstanding the foregoing, PSB shall cause such successor to execute an agreement or assumption, in form and substance reasonably satisfactory to Purchaser, to perform every obligation of PSB under this Agreement. Purchaser acknowledges that PSB intends to sell substantially all of its assets and dissolve its federal savings bank charter in 1998; upon such event Pacific USA agrees to assume all liabilities of PSB hereunder.
(d) Pacific USA hereby covenants and agrees with Purchaser that, except as hereinafter provided, Pacific USA will keep in full effect its existence, rights and franchises as a corporation, and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement and to perform its duties hereunder. Any Person into which Pacific USA may be merged or consolidated, or any entity resulting from any merger, conversion or consolidation to which Pacific USA shall be a party, or any Person succeeding to the business of Pacific USA shall be the successor of Pacific USA hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding. Notwithstanding the foregoing, Pacific USA shall cause such successor to execute an agreement or assumption, in form and substance reasonably satisfactory to Purchaser, to perform every obligation of Pacific USA under this Agreement. If Pacific USA sells substantially all of its assets, it shall not distribute, as a dividend, return of capital, or otherwise any portion of the consideration received in connection with such sale unless either (i) it has established appropriate reserves for its obligations under this Agreement, or (ii) its parent company has assumed the obligation of Pacific USA under Section 4(d) hereof.
     Section 6 Survival of Representations and Warranties. The representations and warranties set forth in Section 5 shall survive the sale of the Auto Loans and the Related Loan Assets to the Purchaser and shall continue so long as any Auto Loan shall remain outstanding. Monaco shall notify Pacific USA in writing when the last Auto Loan has been paid off or liquidated.
     Section 7. Indemnity. Seller, PSB and Pacific USA shall, jointly and severally, indemnify and hold harmless Monaco, its directors, officers, agents, employees, attorneys, accountants, and assignees, from and against any loss, liability, expense, damage or injury suffered or sustained by any such Person, including any judgment, award, settlement, reasonable attorneys' fees, and other costs and expenses incurred in connection with the defense of any actual or threatened action, proceeding, or claim, which arises as a result of the violation by any of Seller, PSB, Pacific USA or any of such Persons' respective agents of any state or federal laws, rules or regulations relating to the Auto Loans (including, without limitation, the Uniform Commercial Code, if applicable) applicable to fair credit billing, fair credit reporting, and collection, including fair debt collection, practices.
     Section 8 Notices, Etc.. All notices and other communications hereunder shall, unless otherwise stated herein, be in writing and mailed or tele-communicated, or delivered as to each party hereto, at its address set forth as follows:
     To  the  Purchaser:
     Monaco  Finance,  Inc.
     370  17th  Street,  Suite  5060
Denver,  Colorado    80202
Attn:          Irwin  Sandler
Phone:          (303)  592-9411
     Fax:          (303)  405-6496

To  the  Seller:
Advantage  Funding  Group,  Inc.
79  Milk  Street,  7th  Floor
Boston,  MA  02109
Attn:          Robert  D.  Womack
Phone:          (617)  457-0999
Fax:          (800)  622-5722

     With  a  copy  to:

Pacific  USA  Holdings  Corp.
3200  Southwest  Freeway,  Suite  1220
Houston,  Texas    77027
Attn:          Cathryn  L.  Porter
Phone:          (713)  871-0111
Fax:          (713)  871-0155

     To  PSB:
Pacific  Southwest  Bank
4144  N.  Central  Expressway
Suite  800
Dallas,  Texas  75204
Attn:          Bobby  Hashaway
Phone:          (214)  841-8890
Fax:          (214)  841-8889

     With  a  copy  to:

Pacific  USA  Holdings  Corp.
3200  Southwest  Freeway,  Suite  1220
Houston,  Texas    77027
Attn:          Cathryn  L.  Porter
Phone:          (713)  871-0111
Fax:          (713)  871-0155
     To  Pacific  USA:
Pacific  USA  Holdings  Corp.
5999  Summerside  Drive
Suite  112
Dallas,  Texas  75252
Attn:          Bill  C.  Bradley
Phone:          (972)  248-5022
Fax:          (972)  248-5023

     With  a  copy  to:

Pacific  USA  Holdings  Corp.
3200  Southwest  Freeway,  Suite  1220
Houston,  Texas    77027
Attn:          Cathryn  L.  Porter
Phone:          (713)  871-0111
Fax:          (713)  871-0155

All such notices and communications shall not be effective until received by the party to whom such notice or communication is addressed.
     Section 9. Binding Effect; Assignability. This Agreement shall be binding upon and inure to the benefit of the Seller and the Purchaser, and their respective successors and permitted assigns. Subject to Section 2(g), no party may assign any of its rights and obligations hereunder or any interest herein without the prior written consent of the other.
     Section 10. Amendments; Consents and Waivers; Entire Agreement. No modification, amendment or waiver of, or with respect to, any provision of this Agreement, and all other agreements, instruments and documents delivered thereto, nor consent to any departure by any party from any of the terms or conditions thereof shall be effective unless it shall be in writing and signed by each of the parties hereto. Any waiver or consent shall be effective only in the specific instance and for the purpose for which given. This Agreement and the documents referred to herein (including the Asset Purchase Agreement and the agreements executed pursuant thereto) embody the entire agreement of the Seller and the Purchaser with respect to the Auto Loans and supersede all prior agreements and understandings relating to the subject hereof.
     Section 11. Severability. In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation, shall not in any way be affected or impaired thereby in any other jurisdiction.
     Section  12.      GOVERNING LAW; CONSENT TO JURISDICTION; WAIVER OF JURY
TRIAL.
(A) THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF TEXAS.
     (B) IN ANY LEGAL ACTION RELATING TO THIS AGREEMENT OR RELATING TO ANY OTHER DEALINGS AND NEGOTIATIONS BETWEEN THE PARTIES, EACH PARTY AGREES (I) TO THE EXERCISE OF JURISDICTION OVER IT BY A FEDERAL COURT SITTING IN DALLAS, TEXAS OR DENVER, COLORADO; AND (II) IF EITHER PARTY BRINGS A LEGAL ACTION, IT SHALL BE INSTITUTED IN ONE OF THE COURTS SPECIFIED IN SUBPARAGRAPH (I) ABOVE.
     (C) THE PARTIES EACH HEREBY WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY LEGAL ACTION WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE ARISING OUT OF, CONNECTED WITH, RELATED TO, OR IN CONNECTION WITH THIS AGREEMENT. INSTEAD, ANY LEGAL ACTION RESOLVED IN COURT WILL BE RESOLVED IN A BENCH TRIAL WITHOUT A JURY.
     Section 13. Cooperation. The parties hereby agree to cooperate with each other in connection with all reasonable requests for information in connection with the transactions contemplated hereby on a timely basis.
Section 14. Execution in Counterparts. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and both of which when taken together shall constitute one and the same agreement.
     [Remainder  of  Page  Intentionally  Left  Blank]

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

MONACO  FINANCE,  INC.,  as  Purchaser

By:          /s/  Irwin  L.  Sandler
Name          :  Irwin  L.  Sandler
Title:          Executive  Vice  President

ADVANTAGE  FUNDING  GROUP,  INC.,  as  Seller

By:          /s/  Robert  D.  Womack
Name:          Robert  D.  Womack
Title:          Vice  President

PACIFIC  SOUTHWEST  BANK

By:          /s/  Bobby  Hashaway
Name:          Bobby  Hashaway
Title:          Chief  Financial  Officer

PACIFIC  USA  HOLDINGS  CORP.

By:          /s/  Bill  C.  Bradley
Name:          Bill  C.  Bradley
Title:          Chief  Executive  Officer

     SCHEDULE  A

     Schedule  of  Auto  Loans

     EXHIBIT  "B"

     POWER  OF  ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS, that ADVANTAGE FUNDING GROUP, INC., a Delaware corporation ("Seller"), having its principal place of business at 79 Milk Street, 7th Floor, Boston, Massachusetts 02109, in connection with certain security interests and liens created in the name of Norwest Bank Minnesota, National Association, as Custodian, pursuant to the agreement attached hereto as Exhibit "A", in the motor vehicles securing the loan contracts described in Schedule A annexed hereto (the "Automobiles"), has and hereby affirms that it has made, constituted and appointed, and by these presents does make, constitute and appoint, Monaco Finance, Inc. ("Monaco"), having its principal place of business at 370 17th Street, Suite 5060, Denver, Colorado 80202, Seller's true and lawful attorney-in-fact and in Seller's name, place and stead to act:

     FIRST: To execute and/or endorse any certificates of title, applications for certificate of title or other documents necessary or appropriate to evidence the assignment, sale and transfer of the Automobiles or Seller's security interest in the Automobiles.

     SECOND: To execute and/or endorse any loan agreement, promissory note, security agreement, financing statement, certificate of title or other document, instrument or agreement, or any amendment, modification or supplement of any of the foregoing, and perform any act and covenant in any way which Seller itself could do (to the fullest extent that Seller is permitted by law to act through an agent), which is necessary or appropriate to modify, amend, renew, extend, release, terminate and/or extinguish (i) any and all liens and security interests granted to or created in favor of Seller in and to or affecting any of the Automobiles, or (ii) any indebtedness secured by any such lien or security interest or any right or obligation of the obligor of such indebtedness secured by an Automobile, in each case upon such terms and conditions deemed, in the sole discretion of said attorney-in-fact, necessary or appropriate in connection with such modification, amendment, renewal extension, release, termination and/or extinguishment.

     THIRD: To agree and to contract with any person, in any manner and upon terms and conditions deemed, in the sole discretion of said attorney-in-fact, necessary or appropriate for the accomplishment of any such modification, amendment, renewal, extension, release, termination and/or extinguishment of any such lien, security interest, indebtedness, right or obligation referred to above with respect to the Automobiles; to perform, rescind, reform, release or modify any such agreement or contract or any similar agreement or contract made by or on behalf of Seller; to execute acknowledge, seal and deliver any contract, agreement, certificate of title or other document, agreement or instrument creating, evidencing, securing or secured by any such lien, security interest, indebtedness, right or obligation; and to take all such other actions and steps, pay or receive such moneys and to execute, acknowledge, seal and deliver all such other certificates, documents and agreements and said attorney-in-fact may deem necessary or appropriate to consummate any such modification, amendment, renewal, extension, release, termination and/or extinguishment of any such security interest, lien, indebtedness, right or obligation or in furtherance of any of the transactions contemplated by the foregoing.

     FOURTH: With full and unqualified authority to delegate any or all of the foregoing powers to any person or persons whom said attorney-in-fact shall select.

     FIFTH: This power of attorney shall not be affected by the subsequent disability or incompetence of Seller.

     SIXTH: This power of attorney shall be irrevocable and coupled with an interest.

     SEVENTH: To induce any third party to act hereunder, Seller hereby agrees that any third party receiving a duly executed copy or facsimile of this instrument may act hereunder, and that any notice of revocation or termination hereof or other revocation or termination hereof by operation of law shall be ineffective as to such third party.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on behalf of Seller as of this _______ day of January, 1998.

     ADVANTAGE  FUNDING  GROUP,  INC.,
     a  Delaware  Corporation



     By:_______________________________

     Name:      Robert  D.  Womack
     Title:          Vice  President


STATE  OF  TEXAS

COUNTY  OF  ______

     This instrument was acknowledged before me on this _______ day of January, 1998, by Robert D. Womack, Vice President of Advantage Funding Group, Inc., a Delaware corporation, on behalf of said corporation.


     _____________________________________
     Notary  Public

     _____________________________________
     Printed  Name

     My  Commission  Expires:_______________

     EXHIBIT  "A"

     CUSTODIAN  AGREEMENT

     SCHEDULE  A

     SCHEDULE  OF  AUTO  LOANS

                                EXHIBIT 10.65
                                EXHIBIT L-1


                      LOAN LOSS REIMBURSEMENT AGREEMENT


     This Loan Loss Reimbursement Agreement (this "Agreement") is entered into as of January 8, 1998 between, on the one hand PACIFIC SOUTHWEST BANK, a federally chartered savings bank ("PSB"), NAFCO HOLDING COMPANY, LLC, a Delaware limited liability company ("NAFCO"), and ADVANTAGE FUNDING GROUP, INC., a Delaware corporation ("Advantage"), and, on the other hand, MONACO
FINANCE,  INC.,  a  Colorado  corporation  ("Monaco").

                                  RECITALS

     A. PSB, NAFCO, Advantage, and Pacific USA Holdings Corp., a Texas corporation ("Pacific USA"), and PCF Service, LLC, a Delaware limited liability company are parties to that certain Amended and Restated Asset Purchase Agreement, dated as of January 8, 1998 (as amended or modified from time to time, the "Asset Purchase Agreement").

     B. The execution of this Agreement is required pursuant to the Asset Purchase Agreement.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

          Definitions.    In addition to the terms defined elsewhere in this
Agreement, the following terms, when used herein, will have the following meanings:

     "Acquired Loans" has the meaning set forth in the Asset Purchase Agreement; provided that "Acquired Loans" shall not include any Repurchased Auto Loan after the date of the repurchase thereof.

     "Advantage Loan Purchase Agreement" has the meaning set forth in the Asset Purchase Agreement.

     "Auto Loan" means a consumer Automobile loan, including installment sales contracts, arising from the sale of Automobiles.

     "Auto Loan Balance" means, at any time any determination thereof is to be made: (a) the aggregate outstanding principal balance of the Acquired Loans as of the close of business on the Cut-Off Date, determined after deduction of all payments of principal received with respect to the Acquired Loans on or before the close of business on the Cut-Off Date; minus (b) the principal balance (as of the Cut-Off Date) of any Repurchased Auto Loans.

     "Automobiles" means new and used automobiles and light trucks (i.e., light duty trucks with a maximum load capacity of 2,000 pounds), the purchase of which the related Obligors financed by Auto Loans.

     "Business Day" means any day, other than a Saturday or a Sunday, or another day on which commercial banks in the States of New York, Colorado, or Texas are required, or authorized by law, to close.

     "Closing Date" has the meaning set forth in the Asset Purchase Agreement.

     "Covered Loss" means either a Net Initial Loss or a Net Subsequent Loss and "Covered Losses" means, subject to Section 2(a)(i) hereof, all Net Initial Losses and/or Net Subsequent Losses; provided that "Covered Losses" shall not include accrued and unpaid interest pertaining to Net Uncovered Losses.

     "Cut-Off Date" has the meaning set forth in the Asset Purchase Agreement.

     "Defaulted Acquired Loan" means any Acquired Loan (a) that, by its terms, has more than ten percent (10%) of any installment of principal or interest that is 120 or more days contractually past due as measured from the date such Scheduled Payment is due in accordance with the provisions of such Acquired Loan or (b) that the applicable Servicer has determined to be uncollectible in accordance with the governing Servicing Agreement and the written credit procedures and policies (consistent with the requirements of this Agreement and the Servicing Agreement) in effect from time to time of such Servicer as approved by PSB (which approval shall not be unreasonably withheld).

     "Designee" means any Person to which Monaco has assigned, in accordance with the provisions of this Agreement, any of its rights to receive payments of Covered Losses, its rights under this Agreement, including, without limitation, Monaco's rights to enforce the duties and obligations of the Related Parties under this Agreement with respect to any Acquired Loan, and Monaco's rights under and with respect to the Letters of Credit.

     "Expenses" means, with respect to Defaulted Acquired Loans and at any time any determination thereof is to be made, all expenses (without duplication of amounts) incurred by Monaco (or the Designee(s)) or any Servicer in connection with the foreclosure, conservation, collection, and/or liquidation of such Defaulted Acquired Loans and/or the related Automobiles, as more specifically identified and subject to the limitations set forth on Exhibit E-1 attached hereto.

     "Federal Funds Rate" means, for any day, the rate, per annum (rounded upwards, if necessary, to the nearest 0.01%), equal to the weighted average of the rates of overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers on such day as published by the Federal Reserve Bank of New York on the Business Day immediately following such day; provided that, if the day for which such rate is to be determined is not a Business Day, then the "Federal Funds Rate" for such day shall be such rate on such transactions on the immediately following Business Day as published on the Business Day immediately following such Business Day.

     "Insurance Proceeds" means, with respect to any Acquired Loan and at any time any determination thereof is to be made, an amount equal to the proceeds paid by any insurer pursuant to any insurance policy covering such Acquired
Loan or the related Automobile or any other insurance policy that relates to such Acquired Loan, but excluding the proceeds of any such insurance policy that are applied to the restoration or repair of the related Automobile or released to the Obligor in accordance with customary loan servicing procedures.

     "Letter of Credit" means, as appropriate, the Net Initial Losses Letter of Credit and the Net Subsequent Losses Letter of Credit.

     "Letter of Credit Bank" means: (a) Bankers Trust Company; (b) any other financial institution whose long term debt, as of the date of its proposed issuance of a Letter of Credit, is rated at least A3 by Moody's Investors
Service, Inc. and A- by Standard & Poor's Rating Services; (c) any other financial institution that meets all of the following criteria: (i) such financial institution has a total risk based capital ratio of not less than 10%; (ii) such financial institution has a Tier 1 ratio of not less than 6;
(iii) such financial institution has a CAMELS rating of 1 or 2; and (iv) such financial institution has total assets of not less than $2,000,000,000; or (d) any other financial institution that is acceptable to Monaco and/or the Designee(s) in its and/or their sole discretion.

     "Letters of Credit" means, collectively, the Net Initial Losses Letter of Credit and the Net Subsequent Losses Letter of Credit.

     "Loan Purchase Agreements" has the meaning set forth in the Asset Purchase Agreement.

     "Monaco's Accountants" means, at any time, the firm of independent accountants retained by Monaco.

     "NAFCO Loan Purchase Agreement" has the meaning set forth in the Asset Purchase Agreement.

     "Net Initial Losses" means the initial amount of Net Losses incurred up to an aggregate amount equal to seven and one-half percent (7.5%) of the Auto Loan Balance.

     "Net Initial Losses Letter of Credit" means: (a) an irrevocable stand-by letter of credit, substantially in the form attached hereto as Exhibit N-1, with such changes, if any, as Monaco and the Designee(s) may approve, in the original face amount of seven and one-half percent (7.5%) of the Auto Loan Balance as of the close of business on the Cut-Off Date, issued by a Letter of Credit Bank on behalf of PSB, NAFCO, and Advantage, and naming Monaco and/or the Designee(s) as sole beneficiary(ies), and any amendments or extensions thereof as permitted by the terms thereof or by the terms of Sections 2(a)(iv)(A) and (C) hereof; or (b) any letter of credit issued, in accordance with the terms hereof (including Sections 2(a)(iv)(A) and (C) hereof), in substitution for (i) the letter of credit referred to in clause (a) of this definition or (ii) any letter of credit previously issued in accordance with the terms hereof (including Section 2(a)(iv)(A) and (C) hereof) in substitution for the letter of credit referred to in clause (a) of this definition.

     "Net Losses" means, at any time any determination thereof is to be made for the period commencing on the Cut-Off Date and ending on such determination date, an amount (not less than zero) equal to the sum of: (a) the Unpaid
Principal Balance of all Defaulted Acquired Loans minus all actual Net Recoveries; plus (b) all accrued and unpaid interest on the Unpaid Principal Balance of each Defaulted Acquired Loan for a period not to exceed seventy-five (75) days; plus (c) all Expenses. For purposes of calculating "Net Losses," accrued and unpaid interest with respect to any Defaulted Acquired Loan that is a Precomputed Auto Loan shall be calculated as if such Auto Loan were bearing interest calculable on a simple interest basis.

     "Net Losses Report" means a report in the form of Exhibit N-2 attached hereto.

     "Net Principal Balance" means, with respect to any Precomputed Auto Loan, the net payoff therefor less any accrued but unpaid late charges, all as of the due date of the last full Scheduled Payment or, if more recent, the due date of the last periodic payment of principal thereon.

     "Net Recoveries" means, at any time any determination thereof is to be made, an amount equal to all recoveries with respect to all Defaulted Acquired Loans from whatever source, including, without limitation, all Proceeds, all Insurance Proceeds, all payments from the related Obligor, and all amounts recovered from the related Originator pursuant to the applicable Originator Agreement or otherwise.

     "Net Subsequent Losses" means Net Losses, up to an aggregate amount equal to seven and one-half percent (7.5%) of the Auto Loan Balance, which are incurred after the Net Initial Losses and the Net Uncovered Losses have been incurred.

     "Net Subsequent Losses Letter of Credit" means: (a) an irrevocable stand-by letter of credit, substantially in the form attached hereto as Exhibit N-1, with such changes, if any, as Monaco and the Designee(s) may approve, in the original face amount of seven and one-half percent (7.5%) of the Auto Loan Balance as of the close of business on the Cut-Off Date, issued by a Letter of Credit Bank on behalf of PSB, NAFCO, and Advantage, and naming Monaco and/or the Designee(s) as sole beneficiary(ies), and any amendments or extensions thereof as permitted by the terms thereof or by the terms of Sections 2(a)(iv)(B) and (C) hereof; or (b) any letter of credit issued, in accordance with the terms hereof (including Sections 2(a)(iv)(B) and (C) hereof), in substitution for (i) the letter of credit referred to in clause
(a) of this definition or (ii) any letter of credit previously issued in accordance with the terms hereof (including Sections 2(a)(iv)(B) and (C) hereof) in substitution for the letter of credit referred to in clause (a) of this definition.

     "Net Uncovered Losses" means Net Losses, up to an aggregate amount equal to ten percent (10%) of the Auto Loan Balance, which are incurred after the Net Initial Losses have been incurred.

     "Obligor" means, with respect to an Acquired Loan, the Person primarily obligated to make payments in respect thereto.

     "Originator"  means  the  originator  of  an  Acquired  Loan.

     "Originator Agreement" means the agreement pursuant to which Advantage or NAFCO, as the case may be, originally acquired an Acquired Loan.

     "Person" means an individual, partnership, corporation (including a business trust), joint stock company, limited liability company, trust, association, joint venture, governmental authority or any other entity of whatever nature.

     "Precomputed Auto Loan" means any Acquired Loan under which earned interest (which may be referred to in the Acquired Loan as an "add-on finance charge") and principal is determined according to the sum of periodic balances or the sum of monthly balances or the sum of digits or any equivalent method commonly referred to as the "Rule of 78s."

     "Procedures" means the agreed upon accountants' review procedures set forth on Exhibit P-1 attached hereto.

     "Proceeds" means, with respect to a Defaulted Acquired Loan, any cash amounts received in connection with the liquidation of such Defaulted Acquired Loan, whether through foreclosure sale or other final disposition of such Defaulted Acquired Loan or the related Automobile (other than Insurance Proceeds), and any other cash amounts received in connection with the sale or other disposition of such Defaulted Acquired Loan or the related Automobile.

     "PSB's Accountants" means, at any time, the firm of independent accountants retained by PSB, which, initially, shall be KPMG Peat Marwick.

     "Related  Parties"  means,  collectively,  PSB,  NAFCO,  and  Advantage.

     "Reported Net Losses" shall have the meaning set forth in Section 2(b)(i) hereof.

     "Repurchased Auto Loan" means any Acquired Loan repurchased (a) pursuant to Section 4 of the Advantage Loan Purchase Agreement, or (b) pursuant to
Section  4  of  the  NAFCO  Loan  Purchase  Agreement.

     "Responsible Officers" means, with respect to any Person, the President, any Executive Vice President, any Senior Vice President, the Chief Financial Officer, the servicing manager, and any other officer of such Person having responsibility or knowledge of the matters being reviewed.

     "Scheduled Payment" means each payment due in respect of, and in accordance with the provisions relating to, any Acquired Loan.

     "Servicer"  means  the  servicer  of  an  Acquired  Loan.

     "Servicing Agreement" means an agreement pursuant to which a third party Servicer agrees to service the Acquired Loans.

     "Settlement  Accountants"  means  Deloitte  &  Touche,  L.L.P.

     "Stated Amount" means, at any time any determination thereof is to be made, the maximum amount available to be drawn under the Letter of Credit without regard to whether any conditions to drawing could then be met.

     "Unpaid Principal Balance" means, at any time any determination thereof is to be made with respect to any Defaulted Acquired Loan: (a) if such Defaulted Acquired Loan is an Auto Loan bearing interest calculable on a simple interest basis, the then unpaid principal amount of Defaulted Acquired Loan; or (b) if such Defaulted Acquired Loan is a Precomputed Auto Loan, the then Net Principal Balance thereof.

Section  2.          Covered  Losses  Reimbursement.

     (a) Reimbursement for Covered Losses. On the Closing Date, the Related Parties shall cause the Letters of Credit to be issued for the benefit of Monaco and the Designee(s).

          (i)           Maximum Covered Losses.   Monaco and the Designee(s)
may make a drawing under the Letters of Credit solely in accordance with the terms and conditions thereof and the terms and conditions set forth herein and, specifically, in Section 2(a)(ii) hereof. Neither Monaco nor any of the Designees shall be entitled to be reimbursed for Covered Losses (whether under the Letters of Credit, this Agreement, or otherwise) in an aggregate amount in excess of fifteen percent (15%) of the Auto Loan Balance; provided that the foregoing shall not limit Monaco's and/or any Designee's right to a drawing in accordance with Section 2(a)(ii)(A)(2) and/or Section 2(a)(ii)(B)(2) hereof.

          (ii)                    Timing  and  Amount  of  Drawings.

                    (A)       All drawings under the Net Initial Losses Letter
of Credit shall be made solely in accordance with the terms thereof. Monaco (or the Designee(s)) shall be entitled to make a drawing under the Net Initial Losses Letter of Credit: (1) for any Net Initial Losses detailed in a Net
Losses Report one (1) Business Day following the date such report and the related Accountants' Letter have been delivered to PSB in accordance with
Section 2(b)(i); and (2) for the Stated Amount thereof on or within five (5) Business Days of the current expiration date of such Letter of Credit if it is not extended or an alternative Letter of Credit (issued in accordance with the terms hereof) is not provided prior to five (5) Business Days prior to the current expiration date of such Letter of Credit.

                    (B)          All  drawings under the Net Subsequent Losses
Letter of Credit shall be made solely in accordance with the terms thereof. Monaco (or the Designee(s)) shall be entitled to make a drawing under the Net Subsequent Losses Letter of Credit: (1) for any Net Subsequent Losses detailed in a Net Losses Report one (1) Business Day following the date such report and the related Accountants' Letter have been delivered to PSB in accordance with Section 2(b)(i); and (2) for the Stated Amount thereof on or within five (5) Business Days days of the current expiration date of such Letter of Credit if it is not extended or an alternative Letter of Credit (issued in accordance with the terms hereof) is not provided prior to five (5) Business Days prior to the current expiration date of such Letter of Credit.

          (iii)                    Excess  Drawings.    If:

                    (A) pursuant to Section 2(b)(iv), either (1) Monaco's Accountants and PSB's Accountants have resolved all exceptions contained in an Exception Report (including, without limitation, the determination of the actual amount of a disputed Net Loss which is a Covered
Loss), or (2) the Settlement Accountants have resolved the exceptions contained in an Exception Report (including, without limitation, the determination of the actual amount of a disputed Net Loss which is a Covered
Loss); and, as a result of such resolution and/or determination, the amount of drawings made by Monaco and/or the Designee(s) under any Letter of Credit at the time of such determination exceeds the amount to which Monaco and/or the Designee(s) were otherwise entitled to draw; or

                    (B) a Net Losses Report indicates that, as a result of the receipt of actual Net Recoveries, the amount of drawings made by Monaco and/or the Designee(s) under any Letter of Credit exceeds the amount to which Monaco and/or the Designee(s) were otherwise entitled to draw (any excess amount under Section 2(a)(iii)(A) or this Section 2(a)(iii)(B) being an "Excess Amount");

then such Excess Amount shall be subtracted from the next succeeding amount of Covered Losses for which Monaco and/or the Designee(s) may draw under the Letters of Credit; provided that, if no such succeeding amount may be drawn, Monaco shall (or shall cause the Designee(s) to) refund, within ten (10) days following written demand therefor, such amount to PSB together with interest thereon from the date drawn until paid at the Federal Funds Rate; provided that, if such amount is not repaid within thirty (30) days following demand therefor, then the interest rate thereon shall thereafter automatically increase to the Federal Funds Rate plus five percent (5%) per annum.

          (iv) Changes to the Letters of Credit. If, at any time, the Stated Amount of the Letters of Credit exceeds, by Two Hundred Fifty Thousand Dollars ($250,000) or more, fifteen percent (15%) of the then Auto Loan Balance minus the amount of all drawings previously made under the Letters of Credit, then the Related Parties shall be entitled:

                    (A) to either: (1) on their behalf, cause the issuance, in substitution for the then existing Net Initial Losses Letter of Credit, by a Letter of Credit Bank of a new irrevocable stand-by letter of credit, substantially in the form attached hereto as Exhibit N-1, with such changes, if any, as Monaco and the Designee(s) may approve, and naming Monaco and/or the Designee(s) as sole beneficiary(ies), in an original face amount equal to the sum of (y) seven and one-half percent (7.5%) of the then Auto Loan Balance minus (z) the amount of all drawings previously made under the Net Initial Losses Letter of Credit; or (2) cause an amendment of the then existing Net Initial Losses Letter of Credit to reduce the Stated Amount thereof to an amount equal to the sum of (1) seven and one-half percent (7.5%) of the then Auto Loan Balance minus (2) the amount of all drawings previously made under the Net Initial Losses Letter of Credit; and

                    (B) to either: (1) on their behalf, cause the issuance, in substitution for the then existing Net Subsequent Losses Letter of Credit, by a Letter of Credit Bank of a new irrevocable stand-by letter of credit, substantially in the form attached hereto as Exhibit N-1, with such changes, if any, as Monaco and the Designee(s) may approve, and naming Monaco and the Designee(s) as sole beneficiary(ies), in an original face amount equal to the sum of (y) seven and one-half percent (7.5%) of the then Auto Loan Balance minus (z) the amount of all drawings previously made under the Net Subsequent Losses Letter of Credit; or (2) cause an amendment of the Net
Subsequent Losses Letter of Credit to reduce the Stated Amount thereof to an amount equal to the sum of (1) seven and one-half percent (7.5%) of the then Auto Loan Balance minus (2) the amount of all drawings previously made under the Net Subsequent Losses Letter of Credit.

                    (C) Notwithstanding anything to the contrary contained in this Section 2(a)(iv), no more than two (2) substitute letters of credit and/or amendments to each Letter of Credit may be obtained under this Section 2(a)(iv) in any calendar year during the term hereof. All costs and expenses of Monaco and/or any of the Designees incurred in connection with any such substitute letters of credit and/or amendments to any Letter of Credit shall be paid for by the Related Parties.

     (b)          Net  Losses  Reports.

          (i) Delivery of Reports. No later than three (3) Business Days prior to the fourteenth day of each calendar month during the term of this Agreement, Monaco shall submit to PSB (and concurrently submit a copy to PSB's Accountants and the Designee(s)) a Net Losses Report detailing all Net Losses (for any period, the "Reported Net Losses") incurred during the calendar month then ended or, in the case of the first Net Losses Report, if applicable, during the period from the Cut-Off Date through the end of the first calendar month following month of the Closing Date. Each Net Losses Report submitted to PSB shall be certified as being true and correct in all material respects and in compliance with this Agreement in all material respects by the Chief Financial Officer of Monaco. Such Net Losses Report shall also be accompanied by the related Accountants' Letter.

          (ii) Accountants' Letters. Prior to submitting to PSB the Net Losses Report required by Section 2(b)(i), Monaco shall submit a draft Net Losses Report to Monaco's Accountants for review. Within five (5) Business Days of receipt of such draft, Monaco's Accountants shall execute and deliver (by fax on otherwise) a letter to Monaco (with respect to any draft Net Losses Report, an "Accountants' Letter") stating that: (A) such accountants have reviewed such draft Net Losses Report in accordance with the Procedures; and (B) based upon such accountants' review, such accountants did not have any exceptions to the calculations set forth therein.

          (iii) Exception Reports. Each Net Losses Report delivered to PSB shall be reviewed by PSB's Accountants in accordance with the Procedures. Within ten (10) Business Days of receipt by PSB of the Net Losses Report for each of the months of March, June, September, and December during the term hereof, if PSB's Accountants shall, in connection with their review of such Net Losses Report and the Net Losses Reports for the immediately preceding two (2) calendar months, have noted any exceptions to such Net Losses Reports, then PSB's Accountants shall deliver an exception report (with respect to such Net Losses Reports, an "Exception Report") to PSB, Monaco, the Designee(s), and Monaco's Accountants detailing such exception(s). Failure to timely deliver an Exception Report on or before the expiration of the ten (10) Business Day review period set forth above shall constitute PSB's acceptance of each of the related Net Losses Reports.

     Resolution of Exceptions. If an Exception Report is timely delivered, Monaco's Accountants and PSB's Accountants shall attempt to resolve the exceptions noted therein (including, without limitation, the amount of any disputed Net Loss(es) or the amount of any excess drawing(s) under any Letter of Credit). If Monaco's Accountants and PSB's Accountants cannot resolve the exceptions within five (5) Business Days following the delivery of a timely
Exception Report, such accountants shall jointly submit the applicable Net Losses Report(s) and the related Exception Report(s) to the Settlement Accountants. Within ten (10) Business Days of receiving such documents, the Settlement Accountants shall finally and conclusively resolve all exceptions (including, without limitation, the amount of any disputed Net Loss(es) or the amount of any excess drawing(s) under any Letter of Credit). The costs and expenses of the services of the Settlement Accountants shall be paid equally by Monaco and PSB.

Section  3.          Covenants  of  Monaco.

     (a) Compliance with Laws. Monaco shall comply in all material respects with all applicable laws, rules, regulations and orders with respect to it, its business and properties and all Acquired Loans.

     (b)          Inspection.   Monaco shall provide, and shall use its best
efforts to cause each other Servicer, if any, to provide (and shall use its best efforts to include an express covenant in the Servicing Agreement requiring such Servicer to provide) PSB and its authorized agents and representatives (i) reasonable access during regular business hours to all records of Monaco and such Servicer relating to the Acquired Loans and any assets related thereto and (ii) reasonable access during normal business hours to Responsible Officers of Monaco and such Servicer to provide information and answer questions concerning the Acquired Loans and any assets related thereto.
 Any on-site examination pursuant to this paragraph shall be conducted in a manner that does not unreasonably interfere with Monaco's or such Servicer's normal operations, and all fees and expenses incurred by PSB in connection with any such examination shall be borne by PSB.

     (c) Servicing Reports. Monaco shall, with respect to each Acquired Loan for which it is the Servicer, and shall use its best efforts to cause each other Servicer, if any, to (and shall use its best efforts to include an express covenant in the Servicing Agreement requiring such Servicer to), (i) provide to PSB the servicing reports specified and described in, and at the times set forth in, the Servicing Agreement ("Servicing Reports") with respect to the Acquired Loans serviced by such Servicer and (ii) provide to PSB such other information related to the Acquired Loans or any assets related thereto as PSB may reasonably request. Monaco shall, with respect to each Acquired Loan for which it is the Servicer, and shall use its best efforts to cause each other Servicer to (and shall use its best efforts to include an express covenant in the Servicing Agreement requiring such Servicer to), prepare separate Servicing Reports covering only the Acquired Loans serviced by such Servicer.

     (d) Standard of Care. Irrespective of whether Monaco (and/or the Designee(s)) shall have made a drawing under the Letter(s) of Credit with respect to any Acquired Loan that is a Defaulted Acquired Loan, Monaco shall, with respect to each Acquired Loan for which it is the Servicer, and shall require that each other Servicer, if any, (and shall include an express covenant in the Servicing Agreement requiring such Servicer to) to, in managing, administering, servicing, enforcing and making collections on the Acquired Loans serviced by it and the related Automobiles, exercise that degree of skill, care, prudence and diligence consistent with customary and usual standards of practice of prudent institutional servicers of motor vehicle loan portfolios of credit quality similar to the Acquired Loans, and with at least the same degree of skill, care, prudence, and diligence which the applicable Servicer customarily exercises with respect to motor vehicle loan contracts of similar credit quality and interest in motor vehicle loans owned or originated by it.

     (e) Servicer Replacement. Except to the extent Monaco is required to change or terminate any Servicer in connection with a securitization or warehouse facility transaction, Monaco shall not change or terminate any Servicer without the prior written consent of PSB, which consent shall not unreasonably withheld; provided that Monaco may, without the consent of PSB, terminate either Electronic Data Systems or CSC Logic/MSA L.L.P. d/b/a Loan Servicing Enterprises as Servicer as long as Monaco is the successor Servicer.
 Monaco shall not permit any material change to any servicing procedures or standards applicable to any Acquired Loan which would have the effect of lowering existing servicing standards, without the prior written consent of PSB which consent shall not be unreasonably withheld.

          (f) Certain Actions. Monaco shall, with respect to each Acquired Loan for which it is the Servicer, and shall use its best efforts to cause each other Servicer, if any (and shall use its best efforts to include an express covenant in the Servicing Agreement requiring such Servicer to), to, pursue reasonable remedies available against the applicable Obligor and Originator in order to minimize Net Losses with respect to each Acquired Loan.

Section  4                    Representations  and  Warranties  of  Monaco.

          (a) Organization and Good Standing. Monaco is a corporation duly organized, validly existing and in good standing under the law of the State of Colorado and is qualified to do business in each other state where the nature of its business requires it to qualify, except to the extent that the failure to so qualify would not in the aggregate materially adversely affect the ability of Monaco to perform its obligations hereunder.

          (b) Authorization. Monaco has the power, authority and legal right to execute, deliver and perform under the terms of this Agreement and the execution, delivery and performance of this Agreement has been duly authorized by Monaco by all necessary corporate action.

          (c) Binding Obligation. This Agreement, assuming the due authorization, execution and delivery hereof by the other parties hereto, constitutes a legal, valid and binding obligation of Monaco, enforceable against Monaco in accordance with its terms except that (i) such enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws (whether statutory, regulatory or decisional) now or hereafter in effect relating to creditors' rights generally and (ii) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to certain equitable defenses and to the discretion of the court before which any proceeding therefor may be brought, whether a proceeding at law or in equity.

          (d)          No  Violation.   The consummation of the transactions
contemplated by the fulfillment of the terms of this Agreement will not conflict with, result in any breach of any of the terms and provisions of or constitute (with or without notice, lapse of time or both) a default under the organizational documents or bylaws of Monaco, or any indenture, agreement, mortgage, deed of trust or other instrument to which Monaco is a party or by which it is bound, or in the creation or imposition of any lien upon any of its properties pursuant to the terms of such indenture, agreement, mortgage, deed of trust or other such instrument, or violate any law, or any order, rule or regulation applicable to Monaco of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over Monaco or any of its properties.

          (e)          Approvals.   All approvals, authorizations, consents,
orders or other actions of any person, or of any court, governmental agency or body or official, required in connection with the execution and delivery of this Agreement have been or will be taken or obtained on or prior to the Closing Date.

Section 5.          Representations, Warranties, and Covenants of the Related
Parties.

          (a) Organization and Good Standing. PSB is a bank duly organized, validly existing and in good standing under the laws of the United States of America and is qualified to do business in each other State where the nature of its business requires it to qualify, except to the extent that the failure to so qualify would not in the aggregate materially adversely affect the ability of PSB to perform its obligations hereunder. NAFCO is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware and is qualified to do business in each other state where the nature of its business requires it to qualify, except to the extent that the failure to so qualify would not in the aggregate materially adversely affect the ability of NAFCO to perform its obligations hereunder. Advantage is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and is qualified to do business in each other state where the nature of its business requires it to qualify, except to the extent that the failure to so qualify would not in the aggregate materially adversely affect the ability of Advantage to perform its obligations hereunder.

          (b) Authorization. Each of the Related Parties has the power, authority and legal right to execute, deliver and perform under the terms of this Agreement and the execution, delivery and performance of this Agreement has been duly authorized by each of the Related Parties by all necessary corporate or other necessary action.

          (c) Binding Obligation. This Agreement, assuming the due authorization, execution and delivery hereof by Monaco, constitutes a legal, valid and binding obligation of each of the Related Parties, enforceable against each of the Related Parties in accordance with its terms except that
(A) such enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws (whether statutory, regulatory or decisional) now or hereafter in effect relating to creditors' rights generally and (B) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to certain equitable defenses and to the discretion of the court before which any proceeding therefor may be brought, whether a proceeding at law or in equity.

          (d)          No  Violation.   The consummation of the transactions
contemplated by the fulfillment of the terms of this Agreement will not conflict with, result in any breach of any of the terms and provisions of or constitute (with or without notice, lapse of time or both) a default under the organizational documents or bylaws, as applicable, of each of the Related Parties, or any indenture, agreement, mortgage, deed of trust or other instrument to which any of the Related Parties is a party or by which any of the Related Parties is bound, or in the creation or imposition of any lien upon any of its properties pursuant to the terms of such indenture, agreement, mortgage, deed of trust or other such instrument, or violate any law, or any order, rule or regulation applicable to any of the Related Parties of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over any of the Related Parties or any of their respective properties.

               (e) Approvals. All approvals, authorizations, consents, orders or other actions of any person, or of any court, governmental agency or body or official, required in connection with the execution and delivery of this Agreement have been or will be taken or obtained on or prior to the Closing Date.

               (f) Letter of Credit Bank. Notwithstanding anything to the contrary contained herein, the Related Parties shall use their best efforts to have each Letter of Credit Bank be a financial institution referred to in clause (a) or clause (b) of the definition of "Letter of Credit Bank" contained herein. The use of such Persons' best efforts shall include, but not be limited to, the provision of cash collateral to fully secure the Related Parties' (or any of their) reimbursement obligations to such financial institution in respect of the Letter(s) of Credit.

Section  6            No Third Party Beneficiary.  Except as contemplated by
Section 9 hereof, no creditor or third party having dealings with Monaco shall have the right to enforce the duties or obligations of any of the Related Parties hereunder or to pursue any other right or remedy hereunder or at law or in equity, it being understood and agreed that the provisions of this Agreement shall be solely for the benefit of, and may be enforced solely by, Monaco and the Designee(s).

Section 7 Notices, Etc. All notices and other communications provided for hereunder shall, unless otherwise stated herein, be in writing and delivered as to each party hereto, the Designee(s), the Monaco Accountants, and the PSB Accountants, by a nationally recognized overnight courier, at its address set forth as follows:

To  Monaco  and/or  the  Designee(s):

     Monaco  Finance,  Inc.
     370  17th  Street,  Suite  5060
     Denver,  Colorado    80202
     Attention:    Irwin  Sandler
     Phone:  (303)  592-9411
     Fax:          (303)  405-6496

To  PSB,  NAFCO,  or  Advantage:

     c/o  Pacific  USA  Holdings  Corp.
     5999  Summerside  Drive,  Suite  112
     Dallas,  Texas  75252
Attn:  Michael  K.  McCraw
     Phone:  (972)  248-5022
     Fax:          (972)  248-5023

     With  a  copy  to:

     Pacific  USA  Holdings  Corp.
     3200  Southwest  Freeway,  Suite  1220
     Houston,  Texas  77027
     Attn:  Cathryn  L.  Porter
     Phone:  (713)  871-0111
     Fax:  (713)  871-0155

     Monaco's  Accountants:

     Ehrhardt,  Keefe,  Steiner  &  Hottman
     7979  E.  Tufts  Avenue,  Suite  400
     Denver,  Colorado    80237
     Attn:    Steven  L.  Schenbeck
     Phone:    (303)  740-9400
     Fax:    (303)  740-9009

     PSB's  Accountants:

     KPMG  Peat  Marwick
     200  Crescent  Court,  Suite  300
     Dallas,  Texas    75201
     Attn:    Stan  Peebles
     Phone:    (214)  754-2000
     Fax:    (214)  754-2297

All such notices and communications shall not be effective until received by the party to whom such notice or communication is addressed.

Section 8 No Waiver; Remedies. No failure on the part of either party to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any other remedies provided by law.

Section 9 Binding Effect; Assignability. This Agreement shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and permitted assigns. None of the Related Parties may assign its rights or obligations under this Agreement without the express prior written consent of Monaco. Notwithstanding anything to the contrary contained in Section 6hereof, Monaco may assign all of its rights hereunder (including, without limitation, its rights to receive payments for Covered
Losses, its rights to enforce the duties and obligations of the Related Parties hereunder with respect to any Acquired Loan, and its rights under and with respect to the Letter of Credit) upon prior written notice of the same to PSB of the identity of such assignee and the terms of the assignment;
provided that such assignment may be made by Monaco solely: (a) in connection with a securitization or warehouse facility transaction; and (b) in connection with any such securitization or warehouse facility transaction, to the trustee or the servicer or to a subsidiary of Monaco that is a special purpose entity. PSB shall have no right to consent to or otherwise approve or disapprove any such assignee; however, Monaco shall provide PSB a copy of the executed assignment document (and all other documents which relate to such assignment) within five (5) Business Days of the execution thereof. Except as otherwise permitted under this Section 9, Monaco may not assign its obligations hereunder (including but not limited to all obligations of Monaco under Sections 2 and 3 hereof) or otherwise assign its rights hereunder without the express prior written consent of PSB.

Section 10 Amendments; Consents and Waivers; Entire Agreement. No modification, amendment or waiver of, or with respect to, any provision of this Agreement, and all other agreements, instruments and documents delivered thereto, nor consent to any departure by any party from any of the terms or conditions thereof shall be effective unless it shall be in writing and signed by each of the parties hereto (including any Designee(s)). Any waiver or consent shall be effective only in the specific instance and for the purpose for which given. This Agreement and the documents referred to herein embody the entire agreement of the parties hereto with respect to the subject matter hereof and supersede all prior agreements and understandings relating to the subject hereof.

Section 11 Securitization Matters. Notwithstanding anything to the contrary contained herein, each of the parties hereto agrees that, in connection with any securitization transaction contemplated under Section 9 hereof, such party shall take such actions (including, without limitation, the amendment or modification of this Agreement or the Letter of Credit and the delivery of opinions of counsel) as shall be reasonably required by MBIA Insurance Corporation (or similar entity) and/or any rating agency involved in any such securitization transaction; provided that Monaco shall pay all of the reasonable out-of-pocket expenses, including, without limitation, attorneys' fees, incurred by each such party in taking such action(s); provided further that no party hereto shall be required to take any such action if, in the good faith determination of such party, such action would materially and adversely affect such party.

Section 12 Severability. In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation, shall not in any way be affected or impaired thereby in any other jurisdiction.

Section  13            GOVERNING LAW; CONSENT TO JURISDICTION; WAIVER OF JURY
TRIAL.


               (A) THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF TEXAS.

               (B) IN ANY LEGAL ACTION RELATING TO THIS AGREEMENT OR RELATING TO ANY OTHER DEALINGS AND NEGOTIATIONS BETWEEN THE PARTIES, EACH PARTY AGREES (I) TO THE EXERCISE OF JURISDICTION OVER IT BY A FEDERAL COURT SITTING IN DALLAS, TEXAS OR DENVER, COLORADO; AND (II) IF EITHER PARTY BRINGS A LEGAL ACTION, IT SHALL BE INSTITUTED IN ONE OF THE COURTS SPECIFIED IN SUBPARAGRAPH (I) ABOVE.

               (C) THE PARTIES EACH HEREBY WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY LEGAL ACTION WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE ARISING OUT OF, CONNECTED WITH, RELATED TO, OR IN CONNECTION WITH THIS AGREEMENT. INSTEAD, ANY DISPUTE RESOLVED IN COURT WILL BE RESOLVED IN A BENCH TRIAL WITHOUT A JURY.

Section 14 Termination of Agreement. This Agreement shall terminate upon the earlier of (a) the reimbursement to Monaco (or its assigns under Section 9 hereof) of all Covered Losses required to be reimbursed under Section 2(a) hereof, or (b) the date all Acquired Loans have either been paid in full, or become Defaulted Acquired Loans and any amounts reimbursable to Monaco in accordance with Section 2 hereof have been paid to Monaco (or its assigns under Section 9 hereof). Upon termination of this Agreement, Monaco shall deliver to the Related Parties a written termination and release of this Agreement.

Section 15 Execution in Counterparts. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and both of which when taken together shall constitute one and the same agreement.

                 [Remainder of Page Intentionally Left Blank]

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

PACIFIC  SOUTHWEST  BANK,
a  federally  chartered  savings  bank

By:          /s/  Bobby  Hashaway
Name:          Bobby  Hashaway
Title:          Executive  Vice  President

NAFCO  HOLDING  COMPANY,  LLC,
a  Delaware  limited  liability  company

By:          /s/  Robert  Womack
Name:          Robert  Womack
Title:          Chief  Financial  Officer

ADVANTAGE  FUNDING  GROUP,  INC.,
a  Delaware  corporation

By:          /s/  Robert  Womack
Name:          Robert  Womack
Title:          Vice  President

MONACO  FINANCE,  INC.,
a  Colorado  corporation

By:          /s/  Irwin  L.  Sandler
Name:
Title:          Executive  Vice  President

                                 EXHIBIT E-1

                      EXPENSE CATEGORIES AND LIMITATIONS


     1.          All  costs  related  to  the  sale  of  a  vehicle:

               --          Auction
               --          Sales  fees
               --          Commissions

     2. All costs related to repossessions of vehicles paid to outside parties:

               --          Repossession  fees
               --          Skip  Tracing  fees
               --          Storage  fees
               --          Investigation  fees
               --          Transport  fees
               --          Legal  fees  and  court  costs

     3.          All  repair  costs  of  repossessed  and  abandoned vehicles:

               --          Non-insured  repair  costs
               --     Insured repair costs subject to subsequent reimbursement
               --          Repair  costs  for  abandoned  vehicles
               --          Repair  costs  for  skips

     4.          Force  Placed  or  VSI  insurance  premiums

                                 EXHIBIT N-1

                          FORM OF LETTERS OF CREDIT


                             Please see attached.

                                 EXHIBIT N-2

                          FORM OF NET LOSSES REPORT


                             Please see attached.

                                 EXHIBIT P-1

                  AGREED UPON ACCOUNTANTS' REVIEW PROCEDURES


Monaco  Finance,  Inc.
Pacific  Southwest  Bank
NAFCO  Holding  Company  LLC
Advantage  Funding  Group,  Inc.

We have performed the procedures described in Schedule A, which were agreed to by Monaco Finance, Inc., Pacific Southwest Bank, NAFCO Holding Company LLC, and Advantage Funding Group, Inc. (the "Specified Users") solely to assist with you with respect to the accompanying schedule of Covered Losses. That schedule shows the computation of the Covered Losses as of __________ on which Net Losses were to be reimbursed to Monaco Finance, Inc. under the terms of the Loan Loss Reimbursement Agreement, dated as of January 8, 1998 (as amended or modified from time to time, the "Loan Loss Reimbursement Agreement"), between, on the one hand Pacific Southwest Bank, NAFCO holding Company, LLC, Advantage Funding Group, Inc., and, on the other hand, Monaco Finance, Inc. Unless otherwise defined herein, capitalized terms used herein have the meaning set forth in the Loan Loss Reimbursement Agreement.

This engagement to apply agreed-upon procedures was performed in accordance with standards established by the American Institute of Certified Public Accountants. The sufficiency of the procedures is solely the responsibility of the specified users of the report. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the
purpose    for  which this report has been requested or for any other purpose.

Our  procedures  and  findings  are  described  in  Schedule  A.

We are not engaged to, and did not, perform and audit, the objective of which would be the expression of an opinion on the specified elements, accounts, or items. Accordingly, we do not express such an opinion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

This report is intended solely for the use of the Specified Users listed above and should not be used by those who have not agreed to the procedures and taken responsibility for the sufficiency of the procedures for their purposes.

                                           Ehrhardt Keefe Steiner & Hottman PC
Denver,  Colorado
Date  _________________

                                SCHEDULE A TO
                                 EXHIBIT P-1

                     AGREED-UPON PROCEDURES AND FINDINGS

We  compared  the  Net  Losses  on  the  Net Losses Report for the month ended
_______, to the Auto Loan Schedule attached to the Loan Purchase Agreement between Monaco Finance, Inc. and NAFCO Holding Company, LLC/Advantage Funding Group, Inc. to assure that all Acquired Loans listed on such Net Losses Report were listed on the original Auto Loan Schedule.

For  each  Net  Loss  tested  on  such  Net Losses Report, we compared the Net
Losses, including the Unpaid Principal Balance plus accrued and unpaid interest (as allowed under the Loan Loss Reimbursement Agreement), less all actual Net Recoveries, to Monaco Finance, Inc.'s records.

We reviewed the application of Monaco Finance, Inc.'s charge off policies and procedures to the Net Losses tested to assure that Monaco Finance, Inc.'s standard policies and procedures were applied in accordance with the written charge off policies. For each Net Loss tested, we reviewed Monaco Finance, Inc.'s documented collection and recovery efforts.

                                EXHIBIT 10.66


                           LOAN PURCHASE AGREEMENT

     This Loan Purchase Agreement (this "Agreement") is entered into as of January 8, 1998 among NAFCO HOLDING COMPANY, L.L.C., a Delaware limited liability company (the "Seller"), MONACO FINANCE, INC., a Colorado corporation (the "Purchaser"), PACIFIC USA HOLDINGS CORP., a Texas corporation ("Pacific
USA")    and  PACIFIC  SOUTHWEST  BANK,  a  federal  savings  bank  ("PSB").

     RECITALS:

     A. The Seller owns certain consumer loans secured by new and used automobiles and light trucks, including the Auto Loans (as defined below).

     B. This Agreement is entered into pursuant to that certain Asset Purchase Agreement dated as of September 30, 1997, as amended and restated on January 8, 1998 (the "Asset Purchase Agreement"), among Purchaser, Seller, Advantage Funding Group, Inc., a Delaware corporation, Pacific USA and PSB.

     C..      Subject to the terms hereof and of the Asset Purchase Agreement,
Seller desires to sell to Purchaser, and Purchaser desires to purchase from Seller, the Auto Loans (as defined below).

     NOW, THEREFORE, in consideration of the premises and mutual agreements hereinafter set forth, Seller and Purchaser agree as follows:

     Section 1. Definitions. Except as otherwise expressly provided herein or unless the context otherwise requires (i) capitalized terms used but not defined herein shall have the meanings assigned to them in the Asset Purchase Agreement and (ii) the following terms shall have the respective meanings specified in this Section 1 for all purposes of this Agreement, and the definitions of such terms are equally applicable to the singular and plural forms of such terms and to the masculine, feminine and neuter genders of such terms.

     "Adverse Claim" means a claim of ownership or any lien, security interest, title retention, trust or other charge or encumbrance, or other type of preferential arrangement having the effect of a lien or security interest upon or with respect to any of the properties of the Seller other than in favor of the Purchaser with respect to this Agreement.

     "Application for Certificate of Title" means with regard to each Automobile for which a Certificate of Title has not been issued naming Seller (or its designee) as secured party, evidence that an application for a Certificate of Title naming Seller (or its designee) as secured party has been submitted with the appropriate authority.

     "Asset Purchase Agreement" has the meaning assigned to such term in the Recitals to this Agreement.

     "Auto Loans" means the consumer Automobile contracts, including installment sales contracts, arising from the sale of Automobiles, listed on the Auto Loan Schedule, having an aggregate outstanding principal balance as of the Cut-Off Date of $59,211,732.89.

     "Auto Loan File" means with respect to any Auto Loan, a file containing the original manually executed Auto Loan, the original credit application executed by the Obligor thereunder, the related Certificate of Title or Application for Certificate of Title, the related agreement to provide insurance, all other documents required by the Auto Loan Funding Checklist (to the extent contained therein), and all other documents Seller keeps on file with respect to such Auto Loan in accordance with its customary procedures.

     "Auto Loan Funding Checklist" means the checklist of all required documentation relating to any Auto Loan, which checklist is attached hereto as Exhibit "A".

     "Auto Loan Schedule" means the list of Auto Loans, in form and substance acceptable to each of Seller and Purchaser, attached hereto as Schedule A, which schedule shall include the following with respect to each Auto Loan: (a) a number identifying the Auto Loan; (b) the outstanding principal balance as of the Cut-off Date; (c) all accrued and unpaid interest on the outstanding principal balance as of the Cut-off Date (as well as the amount of time during which such interest accrued); (d) the name of the Obligor; and (e) to the extent the servicer can identify from its system, the name of the Originator and the underwriting program such Auto Loan was originated under.

     "Automobiles" means new and used automobiles and light trucks (i.e., light duty trucks with a maximum load capacity of 2,000 pounds), the purchase of which the related Obligors financed by Auto Loans.

     "Certificate of Title" means with regard to each Automobile, the original certificate of title relating thereto, which names the related Obligor as the owner of such Automobile, the original certificate of title relating thereto, which names the related Obligor as the owner of such Automobile and Seller (or its designee) as secured party.

     "Cut-Off  Date"  means  December  19,  1997.

     "Dealer" means an automobile dealer that has entered into a Dealer Agreement with the applicable Originator with respect to, among other things, the origination of Auto Loans.

     "Dealer Agreement" means the agreement between the applicable Originator and a Dealer with respect to the origination of an Auto Loan.

     "Interim Servicing Agreement" means the interim servicing agreement of even date herewith between Seller and Purchaser.

     "Obligor" means, with respect to any Auto Loan, the Person primarily obligated to make payments in respect thereto.

"Originator"  means  the  originator  of  an  Auto  Loan.
     "Originator Agreement" means the Loan Sale Agreement pursuant to which Seller originally acquired an Auto Loan from the related Originator.

     "Person" means an individual, partnership, corporation (including a business trust), joint stock company, limited liability company, trust, association, joint venture, governmental authority or any other entity of whatever nature.

     "Purchase Price" means, with respect to any Auto Loan and the Related Loan Assets, an amount equal to the purchase price paid by Purchaser to Seller under Section 2.2(a) of the Asset Purchase Agreement.

     "Related Loan Assets" with respect to an Auto Loan includes, without limitation, (a) all security interests, or liens, and property subject thereto from time to time purporting to secure payment by the Obligor thereunder, (b) all guarantees, indemnities and warranties, insurance policies, certificates of title and other agreements or arrangements of whatever character from time to time supporting or securing payment of such Auto Loan, excluding the Seller's rights under the related Originator Agreement, it being understood that certain of the Seller's rights and obligations under certain of its Originator Agreements are being assigned to the Purchaser pursuant to the Asset Purchase Agreement and that certain Assignment and Assumption Agreement (as defined in the Asset Purchase Agreement) dated of even date herewith, (c) all collections and records with respect to the foregoing, and (d) all proceeds of any of the foregoing.

     "Repurchase Price" means, with respect to any Auto Loan and the Related Loan Assets which the Seller is obligated to repurchase pursuant to Section 4, an amount (to be payable as set forth in Section 4(e) hereof) equal to 96% of the principal balance of such Auto Loan as of the Cut-Off Date, less all payments received by the Servicer on behalf of the Purchaser and applied by the Servicer to reduce the principal balance of such Auto Loan, plus (b) the lesser of (x) accrued and unpaid interest on such Auto Loan to the date of repurchase and (y) 75 days of accrued and unpaid interest on such Auto Loan.

     "Seller's knowledge" or "Seller's actual knowledge" or "to the best of Seller's knowledge" or any other similar phrase means that actual awareness of a particular fact or other matter that an individual serving as a director or officer of Seller has.
     "UCC" means the Uniform Commercial Code as in effect in the applicable jurisdiction.
Section  2.          Sale  and  Conveyance  of  Auto  Loans.
     (a) Subject to paragraph (c) below, the other terms and provisions of this Agreement and the Asset Purchase Agreement, the Seller, effective as of the Closing Date does hereby sell, transfer, assign, set over and otherwise convey to the Purchaser without recourse but subject to the terms of this
Agreement, all of the right, title and interest of the Seller in and to the Auto Loans and the Related Loan Assets, on a servicing released basis. Seller agrees that substantially all of the Auto Loans sold, transferred, assigned, and conveyed to Purchaser hereunder shall satisfy the criteria set forth in
Section 5(b) and (c) hereof and that substantially all of the related Loan Assets acquired by Purchaser shall conform with all of the requirements hereof. The Purchaser acknowledges that on or prior to the date hereof. On the Closing Date, Seller shall deliver the Auto Loan Files related to the Auto Loans to the Purchaser or the Purchaser's designee.
     (b) The Purchase Price for the Auto Loans and the Related Loan Assets shall be as set forth in and payable as provided in the Asset Purchase Agreement.
     (c) The Seller shall be entitled to receive all payments of principal and interest received on the Auto Loans on or prior to the Cut-Off Date. The Purchaser shall be entitled to all payments of principal and interest received on the Auto Loans after the Cut-Off Date. The principal balance of each Auto Loan as of the Cut-Off Date shall be determined after deduction of all payments of principal received with respect to such Loan on or before the close of business on the Cut-Off Date.
     (d) Following payment of the Purchase Price by the Purchaser to the Seller, the ownership of each Auto Loan and the Related Assets shall be vested in the Purchaser, and the Seller shall not take any action inconsistent with such ownership and shall not claim any ownership interest in any such Auto Loan or such Related Loan Assets.
     (e) From the date of this Agreement, the Seller shall indicate in its records that each Auto Loan and the Related Loan Assets has been sold to the Purchaser.
     (f) In connection with the transfer contemplated by this Agreement, on or before the Closing Date, Seller shall deliver (or shall have delivered) to Purchaser the original Auto Loans, the Auto Loan Files (to the extent then available), intervening assignments (if any) and intervening powers of attorney (if any) related thereto, and a power of attorney in the form attached hereto as Exhibit "B", all other documents (to the extent then available) specified on the Auto Loan Funding Checklist, the Certificates of Title (or, to the extent originals thereof are not provided by a particular State, copies thereof); provided that, if a Certificate of Title with respect to any Automobile is not available on the Closing Date, then Seller shall deliver to Purchaser an Application for Certificate of Title with respect to such Automobile on such date. Subject to Section 4, Seller shall, on the Closing Date to the extent practicable, and, otherwise, as soon as possible, deliver to Purchaser all other documents necessary to reflect Bankers Trust, Trustee, as Purchaser's designee, as the lienholder on all Certificates of Title; in connection therewith, Purchaser and Seller acknowledge and agree that: (i) in certain States, it is necessary for Seller to obtain the original Certificate of Title from the relevant Obligor or to obtain such Obligor's consent (by way of such Obligor's signature) to the retitling of the relevant Automobile; (ii) such obligations are solely those of Seller and are to be performed by Seller at its sole expense; provided that Purchaser has agreed to assist Seller, at Seller's sole expense, in obtaining such original Certificates of Title or consents, as the case may be; and (iii) the failure of Seller, notwithstanding Purchaser's agreement to assist Seller pursuant to the immediately preceding clause (ii), to obtain from any such Obligor the original Certificate of Title or consent, as the case  may  be, shall subject Seller to the repurchase requirements of Section
4 as Purchaser's sole remedy.   In addition, Seller agrees to record and file
immediately after the Closing Date, at its own expense, financing statements with respect to the Related Loan Assets, meeting the requirements of applicable law.
     (g) Any action required or permitted to be taken by the Purchaser in furtherance of its purchase of the Auto Loans, including enforcement of its rights and receipt of documents with respect thereto, may be delegated by it to one or more agents (including a servicer) designated by the Purchaser in writing  to  the  Seller.
     Section 3. Intended Characterization. It is the intention of the parties hereto that the transfer of the Auto Loans and the Related Loan Assets made hereunder (the "Transfer") shall constitute a purchase and sale and not a loan or financing. If, however, the Transfer is deemed for any reason to be a secured financing, Seller shall be deemed hereunder to have granted to Purchaser, and Seller does hereby grant to Purchaser, a first priority security interest in all of the Auto Loans and the Related Loan Assets (except with respect to any Auto Loans repurchased in accordance with the terms hereof). For purposes of such grant, this Agreement shall constitute a security agreement under applicable law.
     Section  4.          Repurchase  of  Auto  Loans.
     (a) If Seller is notified by Purchaser within ninety (90) days following the Closing Date that any material document relating to an Auto Loan is missing or defective (e.g., mutilated, damaged, defaced, incomplete, improperly dated, clearly forged, or otherwise physically altered) in any material respect or that any document set forth on the Auto Loan Funding Checklist is not in the relevant Auto Loan File, then Seller shall correct or cure such omission, defect, or other irregularity within 30 days of the date on which Seller was notified by Purchaser of such condition. If Seller fails to correct or cure such condition within such time period, then the Seller shall repurchase, on or before the date of the expiration of such cure period, such Auto Loan and the Related Loan Assets from Purchaser by paying the applicable Repurchase Price to Purchaser.
     (b) If Purchaser does not receive certificates of title naming Bankers Trust, Trustee, as lienholder with respect to any Automobile the subject of an Auto Loan within 90 days following the Closing Date, then Purchaser shall inform Seller within 5 business days following such 90th day. If Seller has not provided Purchaser with a proper reliened certificate of title with respect to such Auto Loan on or before the date which is 120 days following the Closing Date, then the Seller shall repurchase, on or before such 120th day, such Auto Loan and the other Loan Assets related thereto from Purchaser in accordance with Section 4(e).
     (c) If Seller or Purchaser discovers the breach of any representations or warranties set forth in Section 5(b) or (c) that materially and adversely affects the value of any Auto Loan or the interest of Purchaser in any Auto Loan, then the party discovering such breach or condition shall give prompt written notice to the other party and Seller shall, within 30 days from the date which is the earlier of the date on which Seller was notified of, or otherwise discovered, such breach or condition, cure such breach or condition. If Seller fails to cure such breach or condition in the applicable time period, then the Seller shall repurchase, on or before the expiration of such cure period, the relevant Auto Loan and the Related Loan Assets from Purchaser by paying the applicable Repurchase Price to Purchaser; provided, that any repurchase required as a result of a breach of Section 5(c) shall be limited to a repurchase of a sufficient number of non-qualifying loans necessary to make the representation true as of the Cut-Off Date.
     (d) If Seller fails to perform its repurchase obligation under any of paragraphs (a) through (c) above, PSB shall (and if PSB fails to, Pacific USA shall), no later than seven (7) business days after its receipt of a demand therefor from Purchaser, perform such obligation by paying the applicable cash portion of the Repurchase Price to Purchaser by wire transfer of immediately available funds.
     (e) If the Seller (or PSB or Pacific USA) must repurchase an Auto Loan pursuant to this Section, then the Seller (or PSB or Pacific USA as the case may be) shall pay the applicable Repurchase Price to Purchaser by a combination (i) wire transfer of immediately available funds and (ii) by delivering to Purchaser shares of Preferred Stock of a value equivalent to six percent (6%) of the principal portion of the Repurchase Price, each share to have a deemed value of $2.00 per share. It is agreed that the non-cash portion of the Repurchase Price for Auto Loans repurchased during each six-month period following the date hereof, will be delivered within thirty
(30) days following each such six-month period and Purchaser shall cooperate to the extent required to reissue certificates of Preferred Stock to Seller (or its designee) upon surrender of a certificate or certificates representing more shares than required to pay the non-cash portion of the Repurchase Price during such six-month period.
     (f) With respect to Seller's obligations under paragraphs (a) and (c) and PSB's and Pacific USA's obligations under paragraph (d) with respect to such paragraphs, it shall be a condition to any such obligation that Purchaser shall have used reasonable efforts to pursue available remedies against the related Originator under the related Originator Agreement with respect to the applicable Auto Loan.
     (g) Upon the repurchase of an Auto Loan by Seller, PSB or Pacific USA under this Section 4, Purchaser or its assignee shall sell, assign, transfer, convey and deliver, but without representation or warranty (except as expressly set forth herein), the relevant Auto Loan, the Related Loan
Assets related thereto, and all of Purchaser's rights under the related Origination Agreement with respect to such Auto Loan (together with any accessions thereto made by Purchaser) to Seller, PSB or Pacific USA, as applicable (or its designee). Purchaser's representations and warranties shall be limited to the following: Purchaser has not transferred its interest in the Auto Loan to any Person (other than as security pursuant to financing for the purchase, which such security interest shall be released upon payment of the Repurchase Price); Purchaser has full right to transfer the Auto Loan and Related Loan Assets to Seller; and such Auto Loan and the Related Loan Assets are free and clear of any Adverse Claim created by Purchaser.
     Section 5. Representations, Warranties and Covenants of the Seller, PSB and Pacific USA.
     (a) The Seller hereby represents and warrants to the Purchaser, as of the date hereof, as follows:
(i) Organization and Good Standing. Seller is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware and each other State where the nature of its business requires it to qualify, except to the extent that the failure to so qualify would not in the aggregate materially adversely affect the ability of Seller to perform its obligations hereunder.
(ii) Authorization. Seller has the power, authority and legal right to execute, deliver and perform under the terms of this Agreement and the
execution,  delivery  and  performance  of  this    Agreement  has  been  duly
authorized  by  Seller  by  all  necessary  corporate  action.
(iii) Binding Obligation. This Agreement, assuming due authorization, execution and delivery by Purchaser, constitutes a legal, valid and binding obligation of Seller, enforceable against Seller in accordance with its terms except that (A) such enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws (whether statutory, regulatory or decisional) now or hereafter in effect relating to creditors' rights generally and (B) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to certain equitable defenses and to the discretion of the court before which any proceeding therefor may be brought, whether a proceeding at law or in equity.
(iv) No Violation. The consummation of the transactions contemplated by the fulfillment of the terms of this Agreement will not conflict with, result in any breach of any of the terms and provisions of or constitute (with or without notice, lapse of time or both) a default under the organizational documents or bylaws of Seller, or any indenture, agreement, mortgage, deed of trust or other instrument to which Seller is a party or by which it is bound, or in the creation or imposition of any lien upon any of its properties pursuant to the terms of such indenture, agreement, mortgage, deed of trust or other such instrument, or violate any law, or any order, rule or regulation applicable to Seller of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over Seller or any of its properties.
(v) Approvals. All approvals, authorizations, consents, orders or other actions of any person, or of any court, governmental agency or body or official, required in connection with the execution and delivery of this Agreement have been or will be taken or obtained on or prior to the Closing Date.
(vi) Principal Place of Business. The principal place of business and chief executive office of the Seller are located at the address of the Seller set forth in Section 8 of this Agreement and, there are now no, and during the past four months there have not been, any other locations where the Seller is located (as that term is used in the Uniform Commercial Code in effect in the State of Texas) except that, with respect to such changes occurring after the date of this Agreement, as shall have been specifically disclosed to the Purchaser in writing.
(vii) Legal Name. The legal name of the Seller is as set forth at the beginning of this Agreement and the Seller has not changed its name in the last six years (except for the change from "NAFCO Holding Company, Inc." to "NAFCO Holding Company, L.L.C.") , and during such period, the Seller did not use, nor does the Seller now use, any trade names, fictitious names, assumed names or "doing business as" names except that, with respect to such changes occurring after the date of this Agreement, as shall have been specifically disclosed to the Purchaser in writing.
(viii)          Tax  and  Accounting.    For  federal income tax, reporting,
regulatory and accounting purposes, the Seller will treat the sale of each Auto Loan sold pursuant to this Agreement as a sale, or absolute assignment, of its full right, title and ownership interest in such Auto Loan to the
Purchaser, and the Seller has not and will not account for or treat the transactions contemplated by this Agreement in any other manner.
     (b) The Seller represents and warrants to the Purchaser with respect to each Auto Loan sold pursuant to this Agreement, as of the date hereof, as follows:
(i) to Seller's knowledge, Originator verified all of the information customarily verified in the consumer finance industry which is contained in the Auto Loan File relating to such Auto Loan (including the Automobile description, the Obligor's payment history, the Obligor's employment history, the Obligor's income, the Obligor's residence, and the existence of automobile insurance at the time of the origination of such Auto Loan);
(ii) such Auto Loan includes either (A) a validly perfected first priority security interest in the Automobile in favor of the Purchaser as secured party which has not been released from such lien in whole or in part or (B) copies of the documentation (as filed with the appropriate governmental authority) necessary to obtain such first priority perfected security interest; at the time of the origination of such Auto Loan, the related Automobile was covered by a comprehensive and collision insurance policy (1) in an amount at least equal to the lesser of (a) the actual cash value of such Automobile, or (b) the unpaid balance owing on such Auto Loan and (b) insuring against loss and damage due to fire, theft, transportation, collision and other risks generally covered by comprehensive and collision coverage;
(iii)        such Auto Loan has not been satisfied, subordinated or rescinded;
and no provision of the Auto Loan or any Related Loan Asset has been waived, altered or modified in any respect, except by instruments or documents included in the related Loan File;
(iv) such Auto Loan is not and will not be subject to any right of rescission, set-off, recoupment, counterclaim or defense, whether arising out of transactions concerning the Auto Loan between the Obligor and the Seller, or to Seller's actual knowledge, Obligor and the Dealer, the Obligor and the Originator or otherwise; and no such right has been asserted against Seller with respect thereto;
(v) immediately prior to assigning such Auto Loan and the Related Loan Assets to the Purchaser, the Seller was the sole owner and had full right to transfer the Auto Loan and the Related Loan Assets to the Purchaser; and such Auto Loan and the Related Loan Assets was free and clear of any Adverse Claim;
(vi) such Auto Loan is not in monetary default for a period in excess of 59 days, and, to the best of Seller's knowledge, other than with respect to the maintenance of insurance, there is no other default, breach, violation, or event permitting acceleration under the Auto Loan or repossession of the related Automobile;
(vii) the contractual documents contained in the Auto Loan File constitute the entire agreement with respect to the Auto Loan and the Related Loan Assets between (A) to Seller's actual knowledge, the Obligor and the Dealer and (B) the Obligor and the Seller;
(viii) to Seller's actual knowledge, the down payment described in the Loan File was paid to the Dealer in the manner stated in the Loan File, the proceeds thereof were fully disbursed, there is no requirement for further advances thereunder; and all fees and expenses in connection therewith have been paid;
(ix) to the best of Seller's knowledge, the Automobile secured by the Auto Loan has been delivered to and accepted by the Obligor;
(x)        such Auto Loan is denominated and payable in United States dollars;
(xi) the documents evidencing the Auto Loan (A) constitute the legal, valid and binding obligations of the Obligor thereunder enforceable against the Obligor in accordance with their respective provisions (except as may be limited by laws affecting creditors' rights generally), (B) the Auto Loan contains enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the collateral for the benefit of the security afforded thereby and (C) do not limit the personal liability of the Obligor thereof;
(xii) Seller has no actual knowledge that any party to such Auto Loan did not have the capacity to execute the Auto Loan and the signature of the Obligor matches that appearing on the Obligor's driver's license forwarded by the Dealer;
(xiii) such Auto Loan was acquired by the Seller in the ordinary course of its business and to Seller's actual knowledge such Auto Loan was originated by the related Dealer in the ordinary course of its business;
(xiv) to Seller's actual knowledge, all amounts due by the Originator to the applicable Dealer with respect to a Auto Loan have been paid in full to such Dealer on a timely basis and Seller has, with respect to such Auto Loan (but only to the extent not repurchased by Seller pursuant to Section 4), no outstanding claim against any third party relating to such Auto Loan;
(xv) to Seller's actual knowledge, a Dealer Agreement between the Originator and the Dealer selling the Automobile purchased pursuant to the Auto Loan is in effect and includes, but is not limited to, a provision whereby the Dealer warrants title to the Automobile and indemnifies the Originator against fraud and misrepresentation by the Dealer and its employees with regard to the Auto Loan sold hereunder; and the Originator's rights thereunder have been validly assigned from the Originator to the Seller and from the Seller to the Purchaser and are enforceable against the Dealer by the Purchaser, along with any other rights of recourse which Originator or the Seller has against the Dealer, without prejudice to any rights the Purchaser may have against the Seller;
(xvi) to Seller's actual knowledge, the Automobile was purchased by the Obligor from a Dealer (A) duly licensed by and authorized to sell Automobiles by governmental authorities and the other appropriate entities as applicable, and (B) as to which the Originator had not received notice from the Seller prior to the related purchase date by Seller that such Dealer is an Ineligible Dealer (as such term is defined in the related Originator Agreement), and the Auto Loan was acquired by the Originator or Seller in a transaction that was not an extension of financing to the related Dealer but was a transaction constituting a "true sale" under applicable state law;
(xvii) the Auto Loan was sold to the Originator and by the Originator to Seller without any conduct constituting fraud or misrepresentation on the part of the Seller and, to Seller's actual knowledge, the Originator, and the Seller has no knowledge of any fact which leads it to believe such Auto Loan would not be paid in full when due;
(xviii)          except  as  to  any requirement that Purchaser be licensed or registered in the appropriate jurisdiction, or because of any action or inaction by, or status of, or order applicable to, Purchaser, such Auto Loan was not originated in and is not subject to the laws of any jurisdiction, the laws of which would make the transfer of the Auto Loan to the Purchaser unlawful;
(xix) such Auto Loan and the Related Loan Assets do not (A) violate or contravene in any material respect any laws, rules or regulations applicable thereto (including, without limitation, laws, rules and regulations relating to usury, consumer protection, truth-in-lending, fair credit billing, fair credit reporting, equal credit opportunity, fair debt collection practices and privacy) or (B) impose any liability or obligation of the Dealer or the Seller on the Purchaser with respect to such Auto Loan or the Related Loan Assets;
(xx) there is no procedure or investigation pending or, to Seller's actual knowledge, threatened before any governmental authority (A) asserting the invalidity of such Auto Loan or the Related Loan Assets, (B) asserting the bankruptcy or insolvency of the related Obligor, (C) seeking the payment of such Auto Loan or (D) seeking any determination or ruling that might materially and adversely affect the validity or enforceability of such Auto Loan or the Related Loan Assets or the ability of the Seller to perform its Obligations hereunder;
(xxi) the Seller has duly fulfilled all obligations on its part to be fulfilled under or in connection with the Auto Loan and the Related Loan Assets and has done nothing to impair the rights of the Purchaser in the Auto Loan or the Related Loan Assets; by way of illustration and not by way of limitation, the Seller has paid in full all taxes and other charges payable in connection with the Auto Loan and the transfer of the Auto Loan to the Purchaser, which could impair or become a lien prior to the Purchaser's interest in such Auto Loan;
(xxii) as of the Closing Date, the Seller has obtained acknowledgment copies of proper financing statements (on Forms UCC-3), if any, necessary to release all security interests and other rights of any Person (other than Purchaser) in any Auto Loan and the Related Loan Assets previously granted by the Seller, including, without limitation, all such releases specified by the Purchaser prior to the date hereof;
(xxiii)       the current servicing agreement covering the Auto Loans requires the Servicer to conduct its servicing operations in the same manner, and with the same care, skill, prudence and diligence with which it services and administers auto loans of similar credit quality for other portfolios, giving due consideration to customary and usual standards of practice of prudent institutional automobile loan services, and in accordance with all applicable laws and regulations;
(xxiv) each Auto Loan complied with the underwriting criteria contained in the Originator Agreement under which the Seller acquired such Auto Loan;
(xxv) this Agreement constitutes a valid transfer, assignment, set-over and conveyance to the Purchaser of all right, title and interest of the Seller in and to the Auto Loan sold hereunder now existing and hereafter created;
(xxvi) Seller (A) is not in violation of any laws, ordinances, governmental rules, or regulations to which it is subject, and (B) is not in violation of any term of any agreement, charter instrument, bylaw, or instrument to which it is a party or by which it may be bound, which violation or failure would materially adversely affect any Auto Loan or the Related Loan Assets or Seller's ability to perform its obligations hereunder; and (xxvii) there is only one original of the retail installment sale contract or promissory note and security agreement that would constitute "chattel paper" for purposes of the UCC in effect evidencing such Auto Loan, such original has been delivered to Purchaser, and there are no custodial agreements in effect that would adversely affect the ability of Purchaser to maintain possession thereof pursuant to the terms hereof.
     (c) The Seller represents and warrants to the Purchaser with respect to all Auto Loans sold pursuant to this Agreement, that as of the Cut-Off Date
(i) none of the Auto Loans is in monetary default for a period in excess of 59 days, (ii) no more than 12% of the total NAFCO Loans and Advantage Loans are in monetary default for a period in excess of 30 days and (iii) to the best of Seller's knowledge, other than with respect to the maintenance of insurance, there is no other default, breach, violation, or event permitting acceleration under the Auto Loan or repossession of the related Automobile.
(d) PSB represents and warrants to the Purchaser, as of the date hereof, as follows:
(i) Organization and Good Standing. PSB is a Federal Savings Bank duly organized, validly existing and in good standing under the laws of the United States and each other State where the nature of its business requires it to qualify, except to the extent that the failure to so qualify would not in the aggregate materially adversely affect the ability of PSB to perform its obligations hereunder.
(ii) Authorization. PSB has the power, authority and legal right to execute, deliver and perform under the terms of this Agreement and the
execution,  delivery  and  performance  of  this    Agreement  has  been  duly
authorized  by  PSB  by  all  necessary  corporate  action.
(iii) Binding Obligation. This Agreement, assuming due authorization, execution and delivery by Purchaser, constitutes a legal, valid and binding obligation of PSB, enforceable against PSB in accordance with its terms except that (A) such enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws (whether statutory, regulatory or decisional) now or hereafter in effect relating to creditors' rights generally and (B) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to certain equitable defenses and to the discretion of the court before which any proceeding therefor may be brought, whether a proceeding at law or in equity.
(iv) No Violation. The consummation of the transactions contemplated by the fulfillment of the terms of this Agreement will not conflict with, result in any breach of any of the terms and provisions of or constitute (with or without notice, lapse of time or both) a default under the organizational documents or bylaws of PSB, or any indenture, agreement, mortgage, deed of trust or other instrument to which PSB is a party or by which it is bound, or in the creation or imposition of any lien upon any of its properties pursuant to the terms of such indenture, agreement, mortgage, deed of trust or other such instrument, or violate any law, or any order, rule or regulation applicable to PSB of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over PSB or any of its properties.
(iv) Approvals. All approvals, authorizations, consents, orders or other actions of any person, or of any court, governmental agency or body or official, required in connection with the execution and delivery of this Agreement have been or will be taken or obtained on or prior to the Closing Date.
     (e) Pacific USA represents and warrants to the Purchaser, as of the date hereof, as follows:
(i) Organization and Good Standing. Pacific USA is a corporation duly organized, validly existing under the laws of the State of Texas and is in good standing under the laws of the State of Texas and each other State where the nature of its business requires it to qualify, except to the extent that the failure to so qualify would not in the aggregate materially adversely affect the ability of Pacific USA to perform its obligations hereunder.
(ii) Authorization. Pacific USA has the power, authority and legal right to execute, deliver and perform under the terms of this Agreement and the execution, delivery and performance of this Agreement has been duly authorized by Pacific USA by all necessary corporate action.
(iii) Binding Obligation. This Agreement, assuming due authorization, execution and delivery by Purchaser, constitutes a legal, valid and binding obligation of Pacific USA, enforceable against Pacific USA in accordance with its terms except that (A) such enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws (whether statutory, regulatory or decisional) now or hereafter in effect relating to creditors' rights generally and (B) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to certain equitable defenses and to the discretion of the court before which any proceeding therefor may be brought, whether a proceeding at law or in equity.
(iv) No Violation. The consummation of the transactions contemplated by the fulfillment of the terms of this Agreement will not conflict with, result in any breach of any of the terms and provisions of or constitute (with or without notice, lapse of time or both) a default under the organizational documents or bylaws of Pacific USA, or any indenture, agreement, mortgage, deed of trust or other instrument to which Pacific USA is a party or by which it is bound, or in the creation or imposition of any lien upon any of its properties pursuant to the terms of such indenture, agreement, mortgage, deed of trust or other such instrument, or violate any law, or any order, rule or regulation applicable to Pacific USA of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over Pacific USA or any of its properties.
(v) Approvals. All approvals, authorizations, consents, orders or other actions of any person, or of any court, governmental agency or body or official, required in connection with the execution and delivery of this Agreement have been or will be taken or obtained on or prior to the Closing Date.
     (f)         Seller hereby covenants and agrees with Purchaser as follows:
(i) Except as hereinafter provided, Seller will keep in full effect its existence, rights and franchises as a limited liability company, and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement and to perform its duties hereunder. Any person into which Seller may be merged or consolidated, or any entity resulting from any merger, conversion or consolidation to which Seller shall be a party, or any person succeeding to the business of Seller shall become the successor to Seller hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding. If Seller sells substantially all of its assets, it shall not distribute, as a dividend, return of capital, or otherwise (except for repayment of indebtedness, including debt owed to PSB) any portion of the consideration received in connection with such sale unless it has established appropriate reserves for its obligations under this Agreement.
(ii) Within 10 days after the Closing Date, Seller will deliver to its agent for filing proper financing statements (Forms UCC-1) in respect of the Auto Loans and the Related Loan Assets, naming Seller as the assignor and Purchaser as the assignee, or other similar instruments or documents specified in writing by Purchaser on or before the Closing Date, as may be necessary or, in the opinion of Purchaser, desirable under the UCC of all appropriate jurisdictions or any comparable law to perfect Purchaser's ownership interests in all Auto Loans and the Related Loan Assets in which an interest may be assigned hereunder.
(iii) Seller will not change its name, identity, or corporate structure in any manner that would, could, or might make any financing statement or continuation statement misleading within the meaning of Section 9-402(7) of the UCC, unless it shall have given Purchaser at least 10 business days prior written notice thereof and shall have provided evidence of the making of all appropriate UCC filings. Seller will give Purchaser at least 30 days prior written notice of any relocation of its chief executive office or chief place of business, and if, as a result of such relocation, the applicable provisions of the UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement, Seller shall provide evidence of the making of all appropriate UCC filings.
(iv) After the Closing Date, Seller acknowledges that it will not have any right to change or modify the terms of the Auto Loans (except as contemplated in the Interim Servicing Agreement) and will do nothing to impair the rights of Purchaser in the Auto Loans or the Automobiles. After the Closing Date, if the rights of Purchaser under any Auto Loan Contract are not assignable or have, in fact, not been assigned to Purchaser, Seller will take such actions as may be reasonably requested to enforce such rights on behalf of Purchaser at Purchaser's sole cost and expense. Seller will execute or endorse, acknowledge, and deliver to Purchaser from time to time such schedules, confirmatory assignments, conveyances, powers of attorney, and other reassurances or instruments and take such further similar actions relating to the Auto Loans, the related Automobiles, and the rights covered by this Agreement as Purchaser may reasonably request to preserve and maintain title to and enforce the Auto Loans and the Related Loan Assets and the rights of Purchaser therein against the claims of all persons.
(g) PSB hereby covenants and agrees with Purchaser that, except as hereinafter provided, PSB will keep in full effect its existence, rights and franchises as a federal savings bank, and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement and to perform its duties hereunder. Any Person into which PSB may be merged or consolidated, or any entity resulting from any merger, conversion or consolidation to which PSB shall be a party, or any Person succeeding to the business of PSB (through a stock acquisition but not a sale of substantially all of the assets) shall be the successor of PSB hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding. Notwithstanding the foregoing, PSB shall cause such successor to execute an agreement or assumption, in form and substance reasonably satisfactory to Purchaser, to perform every obligation of PSB under this Agreement. Purchaser acknowledges that PSB intends to sell substantially all of its assets and dissolve its federal savings bank charter in 1998; upon such event Pacific USA agrees to assume all liabilities of PSB hereunder.
(h) Pacific USA hereby covenants and agrees with Purchaser that, except as hereinafter provided, Pacific USA will keep in full effect its existence, rights and franchises as a corporation, and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement and to perform its duties hereunder. Any Person into which Pacific USA may be merged or consolidated, or any entity resulting from any merger, conversion or consolidation to which Pacific USA shall be a party, or any Person succeeding to the business of Pacific USA shall be the successor of Pacific USA hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding. Notwithstanding the foregoing, Pacific USA shall cause such successor to execute an agreement or assumption, in form and substance reasonably satisfactory to Purchaser, to perform every obligation of Pacific USA under this Agreement. If Pacific USA sells substantially all of its assets, it shall not distribute, as a dividend, return of capital, or otherwise any portion of the consideration received in connection with such sale unless either (i) it has established appropriate reserves for its obligations under this Agreement, or (ii) its parent company has assumed the obligation of Pacific USA under Section 4(d) hereof.
     Section 6 Survival of Representations and Warranties. The representations and warranties set forth in Section 5 shall survive the sale of the Auto Loans and the Related Loan Assets to the Purchaser and shall continue so long as any Auto Loan shall remain outstanding. Monaco shall notify Pacific USA in writing when the last Auto Loan has been paid off or liquidated.
     Section 7. Indemnity. Seller, PSB and Pacific USA shall, jointly and severally, indemnify and hold harmless Monaco, its directors, officers, agents, employees, attorneys, accountants, and assignees, from and against any loss, liability, expense, damage or injury suffered or sustained by any such Person, including any judgment, award, settlement, reasonable attorneys' fees, and other costs and expenses incurred in connection with the defense of any actual or threatened action, proceeding, or claim, which arises as a result of the violation by any of Seller, PSB, Pacific USA or any of such Persons' respective agents of any state or federal laws, rules or regulations relating to the Auto Loans (including, without limitation, the Uniform Commercial Code, if applicable) applicable to fair credit billing, fair credit reporting, and collection, including fair debt collection, practices.
     Section 8 Notices, Etc.. All notices and other communications hereunder shall, unless otherwise stated herein, be in writing and mailed or tele-communicated, or delivered as to each party hereto, at its address set forth as follows:
     To  the  Purchaser:
                 Monaco  Finance,  Inc.
                 370  17th  Street,  Suite  5060
            Denver,  Colorado    80202
            Attn:    Irwin  Sandler
            Phone:    (303)  592-9411
                 Fax:    (303)  405-6496

     To  the  Seller:
                 NAFCO  Holding  Company,  L.L.C.
                 17103  N.  Preston  Road,  Suite  100
            Dallas,  Texas    75248
            Attn:    Robert  D.  Womack
            Phone:    (972)  732-8626
                 Fax:    (972)  732-8955

     With  a  copy  to:

                 Pacific  USA  Holdings  Corp.
            3200  Southwest  Freeway,  Suite  1220
                 Houston,  Texas    77027
            Attn:  Cathryn  L.  Porter
            Phone:  (713)  871-0111
            Fax:  (713)  871-0155

     To  PSB:
                 Pacific  Southwest  Bank
                 4144  N.  Central  Expressway
            Suite  800
            Dallas,  Texas  75204
            Attn:  Bobby  Hashaway
            Phone:  (214)  841-8890
                 Fax:  (214)  841-8889

     With  a  copy  to:

                 Pacific  USA  Holdings  Corp.
                 3200  Southwest  Freeway,  Suite  1220
            Houston,  Texas    77027
            Attn:    Cathryn  L.  Porter
            Phone:    (713)  871-0111
             Fax:    (713)  871-0155

     To  Pacific  USA:
                 Pacific  USA  Holdings  Corp.
                 5999  Summerside  Drive
            Suite  112
            Dallas,  Texas  75252
            Attn:    Bill  C.  Bradley
            Phone:    (972)  248-5022
                 Fax:    (972)  248-5023

     With  a  copy  to:

                 Pacific  USA  Holdings  Corp.
                 3200  Southwest  Freeway,  Suite  1220
            Houston,  Texas    77027
            Attn:    Cathryn  L.  Porter
            Phone:    (713)  871-0111
             Fax:    (713)  871-0155

All such notices and communications shall not be effective until received by the party to whom such notice or communication is addressed.
     Section 9. Binding Effect; Assignability. This Agreement shall be binding upon and inure to the benefit of the Seller and the Purchaser, and their respective successors and permitted assigns. Subject to Section 2(g), no party may assign any of its rights and obligations hereunder or any interest herein without the prior written consent of the other.
     Section 10. Amendments; Consents and Waivers; Entire Agreement. No modification, amendment or waiver of, or with respect to, any provision of this Agreement, and all other agreements, instruments and documents delivered thereto, nor consent to any departure by any party from any of the terms or conditions thereof shall be effective unless it shall be in writing and signed by each of the parties hereto. Any waiver or consent shall be effective only in the specific instance and for the purpose for which given. This Agreement and the documents referred to herein (including the Asset Purchase Agreement and the agreements executed pursuant thereto) embody the entire agreement of the Seller and the Purchaser with respect to the Auto Loans and supersede all prior agreements and understandings relating to the subject hereof.
     Section 11. Severability. In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation, shall not in any way be affected or impaired thereby in any other jurisdiction.
     Section  11.      GOVERNING LAW; CONSENT TO JURISDICTION; WAIVER OF JURY
TRIAL.
(A) THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF TEXAS.
     (B) IN ANY LEGAL ACTION RELATING TO THIS AGREEMENT OR RELATING TO ANY OTHER DEALINGS AND NEGOTIATIONS BETWEEN THE PARTIES, EACH PARTY AGREES (I) TO THE EXERCISE OF JURISDICTION OVER IT BY A FEDERAL COURT SITTING IN DALLAS, TEXAS OR DENVER, COLORADO; AND (II) IF EITHER PARTY BRINGS A LEGAL ACTION, IT SHALL BE INSTITUTED IN ONE OF THE COURTS SPECIFIED IN SUBPARAGRAPH (I) ABOVE.
     (C) THE PARTIES EACH HEREBY WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY LEGAL ACTION WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE ARISING OUT OF, CONNECTED WITH, RELATED TO, OR IN CONNECTION WITH THIS AGREEMENT. INSTEAD, ANY LEGAL ACTION RESOLVED IN COURT WILL BE RESOLVED IN A BENCH TRIAL WITHOUT A JURY.
     Section 13. Cooperation. The parties hereby agree to cooperate with each other in connection with all reasonable requests for information in connection with the transactions contemplated hereby on a timely basis.
Section 14. Execution in Counterparts. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and both of which when taken together shall constitute one and the same agreement.


     [Remainder  of  Page  Intentionally  Left  Blank]

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

MONACO  FINANCE,  INC.,  as  Purchaser

By:          /s/Irwin  L.  Sandler
Name          Irwin  L.  Sandler
Title:          Executive  Vice  President

NAFCO  HOLDING  COMPANY,  L.L.C.,  as  Seller

By:          /s/  Robert  D.  Womack
Name:          Robert  D.  Womack
Title:          Chief  Operating  Officer

PACIFIC  SOUTHWEST  BANK

By:          /s/  Bobby  Hashaway
Name:          Bobby  Hashaway
Title:          Chief  Financial  Officer

PACIFIC  USA  HOLDINGS  CORP.

By:          /s/  Bill  C.  Bradley
Name:          Bill  C.  Bradley
Title:          Chief  Executive  Officer

     SCHEDULE  A

     Schedule  of  Auto  Loans

     EXHIBIT  "B"

     POWER  OF  ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS, that NAFCO HOLDING COMPANY, L.L.C., a Delaware limited liability company ("Seller"), having its principal place of business at 17103 Preston Road, Suite 100, Dallas, Texas 75248, in connection with certain security interests and liens created in the name of Bankers Trust Company, Trustee, as collateral agent for Seller, pursuant to the agreement attached hereto as Exhibit "A", in the motor vehicles securing the loan contracts described in Schedule A annexed hereto (the "Automobiles"), has and hereby affirms that it has made, constituted and appointed, and by these presents does make, constitute and appoint, Monaco Finance, Inc. ("Monaco"), having its principal place of business at 370 17th Street, Suite 5060, Denver, Colorado 80202, Seller's true and lawful attorney-in-fact and in Seller's name, place and stead to act:

     FIRST: To execute and/or endorse any certificates of title, applications for certificate of title or other documents necessary or appropriate to evidence the assignment, sale and transfer of the Automobiles or Seller's security interest in the Automobiles.

     SECOND: To execute and/or endorse any loan agreement, promissory note, security agreement, financing statement, certificate of title or other document, instrument or agreement, or any amendment, modification or supplement of any of the foregoing, and perform any act and covenant in any way which Seller itself could do (to the fullest extent that Seller is permitted by law to act through an agent), which is necessary or appropriate to modify, amend, renew, extend, release, terminate and/or extinguish (i) any and all liens and security interests granted to or created in favor of Seller in and to or affecting any of the Automobiles, or (ii) any indebtedness secured by any such lien or security interest or any right or obligation of the obligor of such indebtedness secured by an Automobile, in each case upon such terms and conditions deemed, in the sole discretion of said attorney-in-fact, necessary or appropriate in connection with such modification, amendment, renewal extension, release, termination and/or extinguishment.

     THIRD: To agree and to contract with any person, in any manner and upon terms and conditions deemed, in the sole discretion of said attorney-in-fact, necessary or appropriate for the accomplishment of any such modification, amendment, renewal, extension, release, termination and/or extinguishment of any such lien, security interest, indebtedness, right or obligation referred to above with respect to the Automobiles; to perform, rescind, reform, release or modify any such agreement or contract or any similar agreement or contract made by or on behalf of Seller; to execute acknowledge, seal and deliver any contract, agreement, certificate of title or other document, agreement or instrument creating, evidencing, securing or secured by any such lien, security interest, indebtedness, right or obligation; and to take all such other actions and steps, pay or receive such moneys and to execute, acknowledge, seal and deliver all such other certificates, documents and agreements and said attorney-in-fact may deem necessary or appropriate to consummate any such modification, amendment, renewal, extension, release, termination and/or extinguishment of any such security interest, lien, indebtedness, right or obligation or in furtherance of any of the transactions contemplated by the foregoing.

     FOURTH: With full and unqualified authority to delegate any or all of the foregoing powers to any person or persons whom said attorney-in-fact shall select.

     FIFTH: This power of attorney shall not be affected by the subsequent disability or incompetence of Seller.

     SIXTH: This power of attorney shall be irrevocable and coupled with an interest.

     SEVENTH: To induce any third party to act hereunder, Seller hereby agrees that any third party receiving a duly executed copy or facsimile of this instrument may act hereunder, and that any notice of revocation or termination hereof or other revocation or termination hereof by operation of law shall be ineffective as to such third party.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on behalf of Seller as of this _______ day of January, 1998.

     NAFCO  HOLDING  COMPANY,  L.L.C.,
     a  Delaware  Limited  Liability  Company




     By:_______________________________

     Name:            Robert  D.  Womack
     Title:          Chief  Financial  Officer


STATE  OF  TEXAS

COUNTY  OF  ______

     This instrument was acknowledged before me on this _______ day of January, 1998, by Robert D. Womack, Chief Financial Officer of NAFCO Holding Company, L.L.C., a Delaware limited liability company, on behalf of said company.


     _____________________________________
     Notary  Public

     _____________________________________
     Printed  Name

     My  Commission  Expires:_______________

     EXHIBIT  "A"

     Collateral  Agent  Agreement

     SCHEDULE  A

     SCHEDULE  OF  AUTO  LOANS

                                EXHIBIT 10.67
                         INTERIM SERVICING AGREEMENT

     This INTERIM SERVICING AGREEMENT (this "Agreement"), dated as of January 8, 1998, is entered into between, on the one hand, Monaco Finance, Inc., a Colorado corporation ("Monaco"), and, on the other than, Advantage Funding Group, Inc., a Delaware corporation ("Advantage"), Pacific USA Holdings Corp., a Texas corporation ("Pacific USA"), and Pacific Southwest Bank, a federally chartered savings bank ("PSB").

     WHEREAS Monaco, Advantage, Pacific USA, PSB, NAFCO Holding Company, LLC, a Delaware limited liability company ("NAFCO"), and PCF Service, LLC, a Delaware limited liability company, are parties to that certain Amended and Restated Asset Purchase Agreement, dated as of January 8, 1998 (as amended or modified from time to time, the "Asset Purchase Agreement");

     WHEREAS, in connection with the Asset Purchase Agreement, Monaco, Pacific USA, PSB, and Advantage have entered into the Advantage Loan Purchase Agreement, pursuant to which Advantage has agreed to sell, and Monaco has agreed to purchase, the Advantage Loans (a schedule of which Advantage Loans is attached hereto as Exhibit A);

     WHEREAS the Advantage Loans are currently being administered and serviced for Advantage by CSC Logic/MSA L.L.P. d/b/a Loan Servicing Enterprises ("LSE"), as primary servicer, and First Performance Corp. ("FPC"), as provider of certain collection services (LSE and FPC are sometimes hereinafter collectively referred to as the "Sub-Servicers"), in each case pursuant to documentation (the "Sub-Servicer Agreements," certified copies of which (in each case as amended, modified, or supplemented to date) are attached hereto as Exhibit B;

     WHEREAS, pursuant to the Asset Purchase Agreement and the Advantage Loan Purchase Agreement, Monaco and Advantage are required to enter into an "Interim Servicing Agreement" relative to such administration and servicing of the Advantage Loans;

     WHEREAS  Monaco  desires  that Advantage act as servicer of the Advantage
Loans to a date no later than June 30, 1998, and, in such capacity, to administer and service the Advantage Loans, all in accordance with the terms and conditions contained herein;

     WHEREAS, Advantage desires to continue to have LSE act as primary servicer of the Advantage Loans and FPC as provider of certain collection services in respect of the Advantage Loans, on the terms and conditions contained herein, and Monaco is willing to have the Sub-Servicers continue to act in their capacities in respect of the Advantage Loans on the terms and conditions contained herein; and

     WHEREAS Monaco desires that Pacific USA and PSB support, and Pacific USA and PSB are willing to so support, certain of the obligations of Advantage hereunder;

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.          DEFINITION  OF  TERMS.
     Capitalized terms used herein have the meaning set forth in the Asset Purchase Agreement, unless otherwise defined herein.
2.          DUTIES  OF  ADVANTAGE.
     Compliance.   In its performance hereunder, Advantage shall comply with
all applicable federal, state, and local laws and regulations and shall maintain all necessary licenses and authorizations.
     Access, Review and Audit. Advantage shall provide, and shall use its best efforts to cause each Sub-Servicer to provide, Monaco and its authorized agents and representatives (i) reasonable access during regular business hours to all records of Advantage and such Sub-Servicer relating to the Advantage Loans and (ii) reasonable access during normal business hours to responsible officers of Advantage and such Sub-Servicer to provide information and answer questions concerning the Advantage Loans. Any on-site examination pursuant to this paragraph shall be conducted in a manner that does not unreasonably interfere with Advantage's or such Sub-Servicer's normal operations.
     Reports.    Advantage  shall  use  its  best  efforts  to  cause  each
Sub-Servicer to (i) provide to Monaco the servicing reports (and the electronic data supporting same) specified and described in, and at the times set forth in, Exhibit B hereto ("Servicing Reports") with respect to the Advantage Loans, and (ii) provide to Monaco such other information related to the Advantage Loans as Monaco may reasonably request.
     Servicing Standards. Advantage shall require each Sub-Servicer to, in managing, administering, servicing, enforcing and making collections on the Advantage Loans serviced by it and the related Automobiles, exercise that degree of skill, care, prudence and diligence consistent with customary and usual standards of practice of prudent institutional servicers of motor vehicle loan portfolios of credit quality similar to the Advantage Loans, and with at least the same degree of skill, care, prudence, and diligence which the applicable servicer customarily exercises with respect to motor vehicle loan contracts of similar quality owned or originated by it.
     Changes in Procedures or Standards. Advantage shall not consent to any material change to any servicing procedures or standards applicable to any Advantage Loan that would have the effect of lowering existing servicing standards, without the prior written consent of Monaco. Notwithstanding anything to the contrary contained herein, Advantage shall not consent to any amendment of, departure from, or termination of, any of the terms and conditions of the Sub-Servicer Agreements without the express prior written consent of Monaco. In addition, Advantage shall use its best efforts to cause the administration and/or servicing of the Advantage Loans by the Sub-Servicers to be performed pursuant to the terms of the Sub-Servicer Agreements; provided that in no event shall Monaco have any liability to either Sub-Servicer in under or with respect to the Sub-Servicer Agreements.
     Remittances.  Advantage shall, on a daily basis during the term of this
Agreement: (i) calculate the net change in general ledger balances reflecting disbursements made, reimbursable costs and expenses paid for, and payments and proceeds received on behalf of Monaco (for any day, the "Settlement Amount"); and (ii) prepare a statement respecting the Settlement Amount, in form and substance satisfactory to Monaco (for any day, the "Settlement Statement"). During the term of this Agreement, Advantage shall, on a weekly basis: (y) wire transfer funds to Monaco in an amount equal to the Settlement Amounts accumulated during the previous week to an account designated by Monaco; and
(z) provide Monaco with the Settlement Statements for the prior week. If Monaco notifies Advantage that it believes that any Settlement Amount has been calculated incorrectly, or if Advantage discovers that any Settlement Amount has been calculated incorrectly, then Advantage shall promptly review such payment and make any necessary adjustment within five (5) business days.
3.          SERVICING  FEES.
In consideration of the servicing obligations to be undertaken by Advantage, Monaco will pay Advantage a monthly fee equal to the following formula: the outstanding principal balance of the Advantage Loans on the first business day of the previous month multiplied by 1/12th of 2.50% ("Servicing Fee"). Advantage shall calculate the Servicing Fees earned and any reasonable out-of-pocket expenses incurred and not otherwise settled, and shall account for these fees and expenses through the settlement procedure described in
Section  2(f)  herein.   Advantage shall send to Monaco, on the first day of
each month, an invoice indicating the amount of the Servicing Fee. The Servicing Fee shall be due and payable no later than the twenty-third day of the month. In the event that this Agreement commences or is terminated during a month, the Servicing Fee shall be pro-rated based on the number of days in the month that the Agreement was in effect. Notwithstanding anything to the contrary contained herein or in the Sub-Servicer Agreements, Monaco shall have no obligation to pay any of the fees, costs, and expenses of, or owing to, any Sub-Servicer in connection with the transactions contemplated hereby and/or the transactions contemplated by the Sub-Servicer Agreements.
4.          SERVICING  TRANSITION  TO  MONACO.
     Advantage shall use its best efforts, and shall use its best efforts to cause the Sub-Servicers to, transfer all information regarding the Advantage Loans and the administration and servicing of the Advantage Loans to Monaco so as to enable Monaco to commence servicing the Advantage Loans immediately upon the termination of this Agreement. Monaco shall use its best efforts to commence the administration and servicing of the Advantage Loans as soon as possible.
5.          INDEMNIFICATION.
Advantage, Pacific USA, and PSB shall, jointly and severally, indemnify and hold harmless Monaco, its directors, officers, agents, employees, attorneys, accountants, and assignees (collectively, the "Indemnified Parties"), from and against all losses, liabilities, expenses, penalties, claims, fines, forfeitures, attorneys' fees and related costs, judgments, and any other costs, fees, and expenses, that any Indemnified Party may sustain: (a) that are directly and primarily the result of Advantage's failure to perform its duties in compliance with the terms of this Agreement; (b) that result from Monaco's non-compliance with the terms and provisions of the Servicing Agreement attached hereto as Exhibit C solely to the extent that Monaco's non-compliance results directly and primarily from the servicing of the Advantage Loans by Advantage and/or the Sub-Servicers during the term of this Agreement (irrespective of whether Advantage and/or the Sub-Servicers are in compliance with the terms hereof); (c) that arise as a result of the breach by Advantage or any Sub-Servicer, or any of such Persons' respective agents, of any state or federal laws, rules or regulations (including, without limitation, the Uniform Commercial Code) applicable to fair credit billing, fair credit reporting, and collection, including fair debt collection, practices; and/or (d) by virtue of Advantage's, or any Sub-Servicer's, failure to perform under any of the Sub-Servicer Agreements.
6.          ASSIGNMENT.
This Agreement shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and permitted assigns. Advantage may not assign this Agreement, nor may it delegate its rights, duties and obligations hereunder, by operation of law or otherwise, without Monaco's prior written approval; provided that it is understood that Advantage's duties and obligations hereunder relating to the servicing of the Advantage Loans are being delegated to the Sub-Servicers during the term of this Agreement in accordance with the terms and conditions of the Sub-Servicer Agreements. Monaco may assign its rights hereunder upon prior written notice of the same to Advantage of the identity of such assignee and the terms of the assignment. Advantage (and the Sub-Servicers) shall have no right to consent to or otherwise approve or disapprove any such assignee; however, Monaco shall provide Advantage with a copy of the executed assignment document (and all other documents which relate to such assignment) immediately upon execution thereof.
7.          TERM  AND  TERMINATION.
This Agreement shall terminate on the date which is the earlier of: (a) the date which is five days following written notice from Monaco to Advantage of its desire to terminate this Agreement; and (b) June 30, 1998.
8.          GENERAL  PROVISIONS.
     a.          Notices.    All  notices,  requests,  consents  and  other
communications required or permitted hereunder shall be made in accordance with the provisions of the Asset Purchase Agreement.
     b. Counterparts. This Agreement may be executed in two or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed and delivered will be deemed to be an original but all of which together will constitute one and the same instrument. Delivery of an executed counterpart of the signature page to this Agreement by telefacsimile shall be effective as delivery of a manually executed counterpart of this Agreement, and any party delivering such an executed counterpart of this Agreement by telefacsimile to any other party shall thereafter also promptly deliver a manually executed counterpart of this Agreement to such other party; provided that the failure to deliver such manually executed counterpart shall not affect the validity, enforceability, or binding effect of this Agreement.
     c.        Governing Law; Consent to Jurisdiction; Waiver of Jury Trial.
          (1) THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF TEXAS.
(2) IN ANY LEGAL ACTION RELATING TO THIS AGREEMENT RELATING TO ANY OTHER DEALINGS AND NEGOTIATIONS BETWEEN THE PARTIES, EACH PARTY AGREES (I) TO THE EXERCISE OF JURISDICTION OVER IT BY A FEDERAL COURT SITTING IN DALLAS, TEXAS OR DENVER, COLORADO; AND (II) IF EITHER PARTY BRINGS A LEGAL ACTION, IT SHALL BE INSTITUTED IN ONE OF THE COURTS SPECIFIED IN SUBPARAGRAPH (I) ABOVE.
(3) THE PARTIES EACH HEREBY WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY LEGAL ACTION WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE ARISING OUT OF, CONNECTED WITH, RELATED TO, OR IN CONNECTION WITH THIS AGREEMENT. INSTEAD, ANY LEGAL ACTION RESOLVED IN COURT WILL BE RESOLVED IN A BENCH TRIAL WITHOUT A JURY.
     d. Binding Agreement. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
e. Amendments; No Waivers. Any provision of this Agreement may be amended or waived if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by Advantage and Monaco, or in the case of a waiver, by the party against whom the waiver is to be effective. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.
     e. Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions is not affected in any manner adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions be consummated as originally contemplated to the fullest extent possible.
     f. Certain Rules of Construction. Unless otherwise specified herein, section, exhibit, and schedule references are to this Agreement. All of the exhibits and schedules hereto are incorporated herein by this
reference.    Headings  used  herein  are  for  convenience of reference only.
     h. Effectiveness. This Agreement shall become effective as of the date first written above upon the execution and delivery of a counterpart hereof by each of the parties hereto and the consummation of the Closing.

     IN WITNESS WHEREOF, this Agreement has been signed and delivered by the parties hereto as of the date first written above.

MONACO  FINANCE,  INC.,
a  Colorado  corporation

By:          /s/  Irwin  L.  Sandler
Name:              Irwin  L.  Sandler
Title:          Executive  Vice  President


ADVANTAGE  FUNDING  GROUP,  INC.,
a  Delaware  corporation

By:          /s/  Robert  Womack
Name:          Robert  Womack
Title:          Vice  President


PACIFIC  USA  HOLDINGS  CORP.,
a  Texas  corporation

By:          /s/  Bill  C.  Bradley
Name:          Bill  C.  Bradley
Title:          Chief  Executive  Officer


PACIFIC  SOUTHWEST  BANK,
a  federally  chartered  savings  bank

By:          /s/  Bobby  Hashaway
Name:            Bobby  Hashaway
Title:            Executive  Vice  President

                                EXHIBIT 10.68
                         INTERIM SERVICING AGREEMENT

     This INTERIM SERVICING AGREEMENT (this "Agreement"), dated as of January 8, 1998, is entered into between, on the one hand, Monaco Finance, Inc., a Colorado corporation ("Monaco"), and, on the other than, NAFCO Holding Company, LLC, a Delaware limited liability company ("NAFCO"), Pacific USA Holdings Corp., a Texas corporation ("Pacific USA"), and Pacific Southwest
Bank,  a  federally  chartered  savings  bank  ("PSB").

     WHEREAS Monaco, NAFCO, Pacific USA, PSB, Advantage Funding Group, Inc., a Delaware corporation ("Advantage"), and PCF Services, LLC, a Delaware limited liability company, are parties to that certain Amended and Restated Asset Purchase Agreement, dated as of January 8, 1998 (as amended or modified from time to time, the "Asset Purchase Agreement");

     WHEREAS, in connection with the Asset Purchase Agreement, Monaco, Pacific USA, PSB, and NAFCO have entered into the NAFCO Loan Purchase Agreement, pursuant to which NAFCO has agreed to sell, and Monaco has agreed to purchase, the NAFCO Loans (a schedule of which NAFCO Loans is attached hereto as Exhibit A);

     WHEREAS the NAFCO Loans are currently being administered and serviced for NAFCO by Electronic Data Systems Corporation ("EDS"), as primary servicer, and First Performance Corp. ("FPC"), as provider of certain collection services (EDS and FPC are sometimes hereinafter collectively referred to as the "Sub-Servicers"), in each case pursuant to documentation (the "Sub-Servicer Agreements," certified copies of which (in each case as amended, modified, or supplemented to date) are attached hereto as Exhibit B;

     WHEREAS, pursuant to the Asset Purchase Agreement and the NAFCO Loan Purchase Agreement, Monaco and NAFCO are required to enter into an "Interim Servicing Agreement" relative to such administration and servicing of the NAFCO Loans;

     WHEREAS Monaco desires that NAFCO act as servicer of the NAFCO Loans to a date no later than June 30, 1998, and, in such capacity, to administer and service the NAFCO Loans, all in accordance with the terms and conditions contained herein;

     WHEREAS, NAFCO desires to continue to have EDS act as primary servicer of the NAFCO Loans and FPC as provider of certain collection services in respect of the NAFCO Loans, on the terms and conditions contained herein, and Monaco is willing to have the Sub-Servicers continue to act in their capacities in respect of the NAFCO Loans on the terms and conditions contained herein; and

     WHEREAS Monaco desires that Pacific USA and PSB support, and Pacific USA and PSB are willing to so support, certain of the obligations of NAFCO hereunder;

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.          DEFINITION  OF  TERMS.
     Capitalized terms used herein have the meaning set forth in the Asset Purchase Agreement, unless otherwise defined herein.
2.          DUTIES  OF  NAFCO.
     Compliance.   In its performance hereunder, NAFCO shall comply with all
applicable federal, state, and local laws and regulations and shall maintain all necessary licenses and authorizations.
     Access, Review and Audit. NAFCO shall provide, and shall use its best efforts to cause each Sub-Servicer to provide, Monaco and its authorized agents and representatives (i) reasonable access during regular business hours to all records of NAFCO and such Sub-Servicer relating to the NAFCO Loans and
(ii) reasonable access during normal business hours to responsible officers of NAFCO and such Sub-Servicer to provide information and answer questions concerning the NAFCO Loans. Any on-site examination pursuant to this paragraph shall be conducted in a manner that does not unreasonably interfere with NAFCO's or such Sub-Servicer's normal operations.
     Reports.    NAFCO shall use its best efforts to cause each Sub-Servicer to (i) provide to Monaco the servicing reports (and the electronic data supporting same) specified and described in, and at the times set forth in, Exhibit B hereto ("Servicing Reports") with respect to the NAFCO Loans, and
(ii) provide to Monaco such other information related to the NAFCO Loans as Monaco may reasonably request.
     Servicing  Standards.    NAFCO  shall  require each Sub-Servicer to, in
managing, administering, servicing, enforcing and making collections on the NAFCO Loans serviced by it and the related Automobiles, exercise that degree of skill, care, prudence and diligence consistent with customary and usual standards of practice of prudent institutional servicers of motor vehicle loan portfolios of credit quality similar to the NAFCO Loans, and with at least the same degree of skill, care, prudence, and diligence which the applicable servicer customarily exercises with respect to motor vehicle loan contracts of similar quality owned or originated by it.
     Changes in Procedures or Standards. NAFCO shall not consent to any material change to any servicing procedures or standards applicable to any NAFCO Loan that would have the effect of lowering existing servicing standards, without the prior written consent of Monaco. Notwithstanding anything to the contrary contained herein, NAFCO shall not consent to any amendment of, departure from, or termination of, any of the terms and conditions of the Sub-Servicer Agreements without the express prior written consent of Monaco. In addition, NAFCO shall use its best efforts to cause the administration and/or servicing of the NAFCO Loans by the Sub-Servicers to be performed pursuant to the terms of the Sub-Servicer Agreements; provided that in no event shall Monaco have any liability to either Sub-Servicer in under or with respect to the Sub-Servicer Agreements.
     Remittances.    NAFCO  shall,  on a daily basis during the term of this
Agreement: (i) calculate the net change in general ledger balances reflecting disbursements made, reimbursable costs and expenses paid for, and payments and proceeds received on behalf of Monaco (for any day, the "Settlement Amount"); and (ii) prepare a statement respecting the Settlement Amount, in form and substance satisfactory to Monaco (for any day, the "Settlement Statement"). During the term of this Agreement, NAFCO shall, on a weekly basis: (y) wire transfer funds to Monaco in an amount equal to the Settlement Amounts accumulated during the previous week to an account designated by Monaco; and
(z) provide Monaco with the Settlement Statements for the prior week. If Monaco notifies NAFCO that it believes that any Settlement Amount has been calculated incorrectly, or if NAFCO discovers that any Settlement Amount has been calculated incorrectly, then NAFCO shall promptly review such payment and make any necessary adjustment within five (5) business days.
3.  SERVICING  FEES.
In consideration of the servicing obligations to be undertaken by NAFCO, Monaco will pay NAFCO a monthly fee equal to the following formula: the outstanding principal balance of the NAFCO Loans on the first business day of the previous month multiplied by 1/12th of 2.50% ("Servicing Fee"). NAFCO shall calculate the Servicing Fees earned and any reasonable out-of-pocket expenses incurred and not otherwise settled, and shall account for these fees and expenses through the settlement procedure described in Section 2(f) herein. NAFCO shall send to Monaco, on the first day of each month, an invoice indicating the amount of the Servicing Fee. The Servicing Fee shall be due and payable no later than the twenty-third day of the month. In the event that this Agreement commences or is terminated during a month, the Servicing Fee shall be pro-rated based on the number of days in the month that the Agreement was in effect. Notwithstanding anything to the contrary contained herein or in the Sub-Servicer Agreements, Monaco shall have no obligation to pay any of the fees, costs, and expenses of, or owing to, any Sub-Servicer in connection with the transactions contemplated hereby and/or the transactions contemplated by the Sub-Servicer Agreements.
4.          SERVICING  TRANSITION  TO  MONACO.
     NAFCO shall use its best efforts, and shall use its best efforts to cause the Sub-Servicers to, transfer all information regarding the NAFCO Loans and the administration and servicing of the NAFCO Loans to Monaco so as to enable Monaco to commence servicing the NAFCO Loans immediately upon the termination of this Agreement. Monaco shall use its best efforts to commence the administration  and  servicing  of  the  NAFCO  Loans  as  soon  as  possible.
5.          INDEMNIFICATION.
NAFCO, Pacific USA, and PSB shall, jointly and severally, indemnify and hold harmless Monaco, its directors, officers, agents, employees, attorneys, accountants, and assignees (collectively, the "Indemnified Parties"), from and against all losses, liabilities, expenses, penalties, claims, fines, forfeitures, attorneys' fees and related costs, judgments, and any other costs, fees, and expenses, that any Indemnified Party may sustain: (a) that are directly and primarily the result of NAFCO's failure to perform its duties in compliance with the terms of this Agreement; (b) that result from Monaco's non-compliance with the terms and provisions of the Servicing Agreement attached hereto as Exhibit C solely to the extent that Monaco's non-compliance results directly and primarily from the servicing of the NAFCO Loans by NAFCO and/or the Sub-Servicers during the term of this Agreement (irrespective of whether NAFCO and/or the Sub-Servicers are in compliance with the terms hereof); (c) that arise as a result of the breach by NAFCO or any Sub-Servicer, or any of such Persons' respective agents, of any state or federal laws, rules or regulations (including, without limitation, the Uniform Commercial Code) applicable to fair credit billing, fair credit reporting, and collection, including fair debt collection, practices; and/or (d) by virtue of NAFCO's, or any Sub-Servicer's, failure to perform under any of the Sub-Servicer Agreements.
6.          ASSIGNMENT.
This Agreement shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and permitted assigns. NAFCO may not assign this Agreement, nor may it delegate its rights, duties and obligations hereunder, by operation of law or otherwise, without Monaco's prior written approval; provided that it is understood that NAFCO's duties and obligations hereunder relating to the servicing of the NAFCO Loans are being delegated to the Sub-Servicers during the term of this Agreement in accordance with the terms and conditions of the Sub-Servicer Agreements. Monaco may assign its rights hereunder upon prior written notice of the same to NAFCO of the identity of such assignee and the terms of the assignment. NAFCO (and the Sub-Servicers) shall have no right to consent to or otherwise approve or disapprove any such assignee; however, Monaco shall provide NAFCO with a copy of the executed assignment document (and all other documents which relate to such assignment) immediately upon execution thereof.
7.          TERM  AND  TERMINATION.
This Agreement shall terminate on the date which is the earlier of: (a) the date which is five days following written notice from Monaco to NAFCO of its desire to terminate this Agreement; and (b) June 30, 1998.
8.          GENERAL  PROVISIONS.
     a.          Notices.    All  notices,  requests,  consents  and  other
communications required or permitted hereunder shall be made in accordance with the provisions of the Asset Purchase Agreement.
     b. Counterparts. This Agreement may be executed in two or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed and delivered will be deemed to be an original but all of which together will constitute one and the same instrument. Delivery of an executed counterpart of the signature page to this Agreement by telefacsimile shall be effective as delivery of a manually executed counterpart of this Agreement, and any party delivering such an executed counterpart of this Agreement by telefacsimile to any other party shall thereafter also promptly deliver a manually executed counterpart of this Agreement to such other party; provided that the failure to deliver such manually executed counterpart shall not affect the validity, enforceability, or binding effect of this Agreement.
     c.        Governing Law; Consent to Jurisdiction; Waiver of Jury Trial.
          (1) THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF TEXAS.
(2) IN ANY LEGAL ACTION RELATING TO THIS AGREEMENT RELATING TO ANY OTHER DEALINGS AND NEGOTIATIONS BETWEEN THE PARTIES, EACH PARTY AGREES (I) TO THE EXERCISE OF JURISDICTION OVER IT BY A FEDERAL COURT SITTING IN DALLAS, TEXAS OR DENVER, COLORADO; AND (II) IF EITHER PARTY BRINGS A LEGAL ACTION, IT SHALL BE INSTITUTED IN ONE OF THE COURTS SPECIFIED IN SUBPARAGRAPH (I) ABOVE.
(3) THE PARTIES EACH HEREBY WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY LEGAL ACTION WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE ARISING OUT OF, CONNECTED WITH, RELATED TO, OR IN CONNECTION WITH THIS AGREEMENT. INSTEAD, ANY LEGAL ACTION RESOLVED IN COURT WILL BE RESOLVED IN A BENCH TRIAL WITHOUT A JURY.
     d. Binding Agreement. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
e. Amendments; No Waivers. Any provision of this Agreement may be amended or waived if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by NAFCO and Monaco, or in the case of a waiver, by the party against whom the waiver is to be effective. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.
     e. Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions is not affected in any manner adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions be consummated as originally contemplated to the fullest extent possible.
     f. Certain Rules of Construction. Unless otherwise specified herein, section, exhibit, and schedule references are to this Agreement. All of the exhibits and schedules hereto are incorporated herein by this
reference.    Headings  used  herein  are  for  convenience of reference only.
     h. Effectiveness. This Agreement shall become effective as of the date first written above upon the execution and delivery of a counterpart hereof by each of the parties hereto and the consummation of the Closing.

     IN WITNESS WHEREOF, this Agreement has been signed and delivered by the parties hereto as of the date first written above.

MONACO  FINANCE,  INC.,
a  Colorado  corporation

By:          /s/  Irwin  L.  Sandler
Name:           Irwin  L.  Sandler
Title:          Executive  Vice  President


ADVANTAGE  FUNDING  GROUP,  INC.,
a  Delaware  corporation

By:          /s/  Robert  Womack
Name:          Robert  Womack
Title:         Vice  President


PACIFIC  USA  HOLDINGS  CORP.,
a  Texas  corporation

By:          /s/  Bill  C.  Bradley
Name:          Bill  C.  Bradley
Title:         Chief  Executive  Officer


PACIFIC  SOUTHWEST  BANK,
a  federally  chartered  savings  bank

By:          /s/  Bobby  Hashaway
Name:          Bobby  Hashaway
Title:         Executive  Vice  President